UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5857

Columbia Funds Institutional Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	July 31

Date of reporting period:	January 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

CMG CORE BOND FUND
CMG SHORT TERM BOND FUND
CMG ULTRA SHORT TERM BOND FUND
CMG HIGH YIELD FUND
PORTFOLIOS OF COLUMBIA FUNDS INSTITUTIONAL TRUST

Semiannual Report
January 31, 2009

NOT FDIC INSURED

May Lose Value

No Bank Guarantee

NOT BANK ISSUED

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. The funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Management Advisors, LLC ("CMA") is an SEC-registered investment advisor and an indirect, wholly owned subsidiary of Bank of America Corporation and is part of Columbia Management.

Table of Contents

Fund Profile

CMG Core Bond Fund	1

CMG Short Term Bond Fund	5

CMG Ultra Short Term Bond Fund	9

CMG High Yield Fund	13

Financial Statements

Financial Highlights	17

Schedules of Investments	21

Statements of Assets and Liabilities	46

Statements of Operations	47

Statements of Changes in Net Assets	48

Notes to Financial Statements	51

Board Consideration and Approval of Investment Advisory Agreements	64

Summary of Management Fee Evaluation by Independent Fee Consultant	68

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a CMG Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular CMG Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period that ended January 31, 2009, CMG Core Bond Fund returned 1.01%. The fund's return was less than the 3.23% return of the Barclays Capital U.S. Aggregate Bond Index.1 However, the fund surpassed the average return of its peer group, the Lipper Corporate Debt Funds A Rated Classification2, which was negative 4.43% over the same period. The strong showing of the index reflects its relatively high concentration in Treasury securities, which outperformed all other fixed-income asset classes during the period. In general, funds that were positioned conservatively tended to outperform during this time of market upheaval.

•  The economy was buffeted by a financial crisis in which widespread credit problems in the banking sector brought lending to a standstill. The fixed-income markets were characterized by an unprecedented shortage of liquidity and a flight to quality that pushed Treasury rates down to historical lows across the entire maturity spectrum. Against this backdrop, the fund's ownership of asset classes such as corporate bonds, mortgages, asset-backed securities and commercial mortgage-backed securities (CMBS) accounted for its underperformance relative to the index.

•  A decision to restructure the fund's non-Treasury positions aided the fund's return. Within our mortgage holdings, we shifted our emphasis to agency-backed issues, which gained explicit backing from the federal government during the period. Within asset-backed holdings, we focused on securities backed by credit cards and by auto companies, leaving the beleaguered major auto makers out of the mix. Finally, the fund targeted seasoned CMBS that were issued when underwriting standards were tougher. In aggregate, these maneuvers added significant value for the period.

•  Looking forward, we believe that the Federal Reserve Board has done all it can do with regard to monetary policy, with short-term interest rates now hovering close to zero. We do, however, expect the Treasury to continue to intervene in other ways to stimulate the economy. To the extent that these initiatives produce more debt, we anticipate a modest inflationary effect and have invested in TIPS – Treasury Inflation Protected Securities — in

1  The Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index) is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

anticipation. More generally, we plan to monitor the government's efforts to jump-start the economy and the impact of those efforts on the credit markets.

Portfolio Management

Alexander D. Powers has co-managed the fund since December 2007 and has been associated with the advisor or its predecessors or affiliate organizations since 1996.

Jonathan P. Carlson has co-managed the fund since December 2007 and has been associated with the advisor or its predecessors or affiliate organizations since 2007.

Michael Zazzarino has co-managed the fund since December 2007 and has been associated with the advisor or its predecessors or affiliate organizations since 2005.

Carl W. Pappo has co-managed the fund since March 2008 and has been associated with the advisor or its predecessors or affiliate organizations since 1993.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2009 were:

(%)
Federal National Mortgage Association, 4.000% 02/01/2039*	6.8
Federal National Mortgage Association, 5.500% 06/01/2038*	6.5
Federal National Mortgage Association, 5.000% 06/01/2038*	6.2
Federal National Mortgage Association, 4.500% 02/01/2039*	5.8
Federal National Mortgage Association, 5.000% 09/01/2037*	5.0
Federal National Mortgage Association, 5.000% 04/01/2038*	3.5
U.S. Treasury Notes, 3.750% 11/15/2018	2.9
Federal National Mortgage Association, 5.000% 03/01/2038*	1.7
U.S. Treasury Notes, 0.875% 12/31/2010	1.5
Federal National Mortgage Association, 5.000% 05/01/2038*	1.4

*  Mortgage-backed securities

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices generally drop, and vice versa.

2

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of January 31, 2009 (%)

Inception	6-month (cumulative)	1-year	5-year	Life
CMG Core Bond Fund 09/01/00	1.01	-0.62	3.35	5.06
Barclays Capital U.S. Aggregate Bond Index	3.23	2.59	4.30	5.93

Average annual total return as of December 31, 2008 (%)

Inception	6-month (cumulative)	1-year	5-year	Life
CMG Core Bond Fund 09/01/00	0.28	0.45	3.49	5.09
Barclays Capital U.S. Aggregate Bond Index	4.07	5.24	4.65	6.10

Index performance is from September 1, 2000.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.25% and 0.33%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 11/30/2009.

Performance of a $3,000,000 investment, September 1, 2000 to January 31, 2009

The chart above compares the results of a hypothetical minimum initial $3,000,000 investment in the fund to the index during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

3

UNDERSTANDING YOUR EXPENSES – CMG Core Bond Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2008 – January 31, 2009

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,010.08	1,023.95	1.27	1.28	0.25

Expenses paid during the period are equal to the annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

4

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period that ended January 31, 2009, CMG Short Term Bond Fund returned 0.02%. The fund underperformed the Merrill Lynch 1-3 Year U.S. Treasury Index,1 which returned 3.64% during the period. The fund outperformed the average return of its peer group, the Lipper Short Investment Grade Debt Funds Classification2, which was negative 3.99%. The period was characterized by a flight to quality in which Treasury securities outperformed all other fixed-income asset classes, and conservatively positioned funds tended to outperform those with greater exposure to riskier market sectors.

•  Although a flight-to-quality mindset was already in evidence when the period began, it intensified as the period wore on. A weakening economy, rising unemployment, tight credit, and the fears generated by high-profile failures, such as the Lehman bankruptcy, created a demand for Treasury securities that pushed yields to historical lows across the entire maturity spectrum, and the Treasury sector outperformed virtually every other fixed income sector. In this environment, the fund's positions in commercial mortgage backed securities (CMBS) hurt relative performance as did exposure to corporate bonds. The fund's investments in the insurance, REIT and brokerage sectors were especially disappointing. The fund responded to the unfolding financial crisis by trimming its corporate bond holdings, a move that aided six-month performance. In particular, investments in the health care, energy and telecommunications sectors outperformed the larger corporate market.

•  We expect the Federal Reserve Board and the U.S. Treasury to continue to take steps aimed at easing the ongoing liquidity crunch, and the new administration is expected to maintain a policy goal of keeping mortgage rates low. Nonetheless, with interest rates at historical lows, we do not anticipate lengthening the duration of the portfolio versus our index. (Duration is a measure of interest rate sensitivity, similar to maturity). We continue to favor high quality corporate bonds and we remain overweight with respect to the banking, utilities and energy sectors. We also carry overweight positions in those securitized sectors that we believe have become over-discounted relative to the quality of the underlying collateral. In general, we believe that the magnitude of the yield advantage offered by non-Treasury investments could benefit the fund's long-term performance once the current economic crisis is resolved and the market returns to a more normal, less risk-averse mentality.

1  The Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of sovereign debt publicly issued in the US domestic market with maturities of 1-3 years and a minimum amount outstanding of $1 billion. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

  As of 01/01/2009, Merrill Lynch & Co., Inc. is a wholly-owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

5

Portfolio Management

Leonard A. Aplet has co-managed the fund since February 1998 and has been associated with the advisor or its predecessors or affiliate organizations since 1987.

Ronald Stahl has co-managed the fund since November 2006 and has been associated with the advisor or its predecessors or affiliate organizations since 1998.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2009 were:

(%)
Federal Home Loan Mortgage Corp., 5.500% 11/15/2028	2.6
Federal National Mortgage Association, 2.750% 04/11/2011	2.5
Federal National Mortgage Association, 5.000% 01/01/2024*	2.3
U.S. Treasury Notes, 2.750% 10/31/2013	2.0
Federal National Mortgage Association, 5.000% 02/18/2024*	1.9
AmeriCredit Automobile Receivables Trust, 5.420% 05/07/2012	1.8
Federal Home Loan Bank, 5.250% 06/11/2010	1.5
Nissan Auto Receivables Owner Trust, 5.220% 11/15/2011	1.5
USAA Auto Owner Trust, 4.890% 08/15/2012	1.5
Federal Home Loan Mortgage Corp., 5.500% 05/15/2034	1.4

*  Mortgage-backed securities

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices generally drop, and vice versa.

6

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of January 31, 2009 (%)

	Inception 02/02/98	6-month (cumulative)	1-year	5-year	10-year
CMG Short Term Bond Fund		0.02	0.25	3.20	4.37
Merrill Lynch 1-3 Year U.S. Treasury Index		3.64	4.43	3.95	4.64

Average annual total return as of December 31, 2008 (%)

	Inception 02/02/98	6-month (cumulative)	1-year	5-year	10-year
CMG Short Term Bond Fund		-1.30	0.38	3.01	4.31
Merrill Lynch 1-3 Year U.S. Treasury Index		4.42	6.61	4.06	4.71

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.25% and 0.30%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 11/30/2009.

Performance of a $3,000,000 investment, February 1, 1999 to January 31, 2009

The chart above compares the results of a hypothetical minimum initial $3,000,000 investment in the fund to the index during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of sovereign debt publicly issued in the US domestic market with maturities of 1-3 years and a minimum amount outstanding of $1 billion. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

7

UNDERSTANDING YOUR EXPENSES – CMG Short Term Bond Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2008 – January 31, 2009

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,000.20	1,023.95	1.26	1.28	0.25

Expenses paid during the period are equal to the annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

8

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period that ended January 31, 2009, CMG Ultra Short Term Bond Fund returned negative 0.12%. The fund underperformed its benchmark, the Citigroup One-Year U.S. Treasury Bill Index1, which returned 2.22%. However, it outperformed the average return of its peer group, the Lipper Ultra-Short Obligations Funds Classification2, which was negative 3.24%. The fund's conservative orientation aided its performance relative to its peer group at a time when Treasury securities were by far the best performing fixed-income asset class.

•  The market environment in the past six months was challenging for fixed-income investors. Poor financial health among major brokerage firms resulted in illiquidity and bouts of irrationality in trading and pricing. The collapse of Lehman Brothers in September created a new set of fears for investors already cautious because of rising unemployment, lower factory orders and other signs that the economy was in recession. As liquidity dried up, the fund responded by boosting its levels of cash and high quality commercial paper. At one point 15% of net assets were held in overnight paper – more than three times the normal level for these holdings.

•  More generally, the fund adopted a conservative stance and reduced its commitments to corporate bonds and asset-backed securities. This shift in portfolio composition was gradual, as in some cases market illiquidity required us to hold securities until maturity as opposed to selling them in the open market. The impact of this shift in composition on portfolio performance was positive, as the non-Treasury sectors that were reduced underperformed during the period.

•  Looking forward, we do not expect the market's dynamics to change quickly even though the Federal Reserve Board has made unprecedented efforts to inject liquidity and confidence into the marketplace. As a result, we plan to maintain the portfolio's conservative stance and high quality composition. We expect to retain our current focus on industrials and utilities as well as FDIC-insured bonds as opposed to non-guaranteed issuers from the financial sector.

1  The Citigroup One-Year U.S. Treasury Bill Index consists of a single 1-year U.S. Treasury Bill whose return is tracked until its maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with similar investment objectives as those of the fund. Lipper makes no adjustments for the effect of sales loads.

9

Portfolio Management

Guy C. Holbrook has managed the fund since March 2004 and has been associated with the advisor or its predecessors or affiliate organizations since 1998.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2009 were:

(%)
Federal National Mortgage Association, 4.250% 05/15/2009	3.0
Federal Home Loan Bank, 2.204% 02/19/2010	3.0
Bank One Issuance Trust, 3.940% 04/16/2012	2.0
National City Bank/Cleveland OH, 4.250% 01/29/2010	1.8
E.I. Du Pont de Nemours & Co., 6.875% 10/15/2009	1.6
Federal Home Loan Mortgage Corp., 5.000% 06/11/2009	1.5
Berkshire Hathaway Finance Corp., 1.654% 01/11/2011	1.5
Carmax Auto Owner Trust, 5.150% 02/15/2011	1.2
Pepsi Bottling Holdings, Inc., 5.625% 02/17/2009	1.2
Leek Finance PLC, 1.635% 12/21/2038	1.1

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices generally drop, and vice versa.

10

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of January 31, 2009 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Ultra Short Term Bond Fund	03/08/04	-0.12	0.34	2.33
Citigroup One-Year U.S. Treasury Bill Index		2.22	3.41	3.53

Average annual total return as of December 31, 2008 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Ultra Short Term Bond Fund	03/08/04	-0.95	0.32	2.22
Citigroup One-Year U.S. Treasury Bill Index		2.59	4.81	3.60

Index performance is from March 8, 2004.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.25% and 0.32%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 11/30/2009.

Performance of a $3,000,000 investment, March 8, 2004 to January 31, 2009

The chart above compares the results of a hypothetical minimum initial $3,000,000 investment in the fund to the index during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Citigroup One-Year U.S. Treasury Bill Index consists of a single 1-year U.S. Treasury Bill whose return is tracked until its maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

11

UNDERSTANDING YOUR EXPENSES – CMG Ultra Short Term Bond Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2008 – January 31, 2009

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	998.79	1,023.95	1.26	1.28	0.25

Expenses paid during the period are equal to the annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

12

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period that ended January 31, 2009, CMG High Yield Fund returned negative 13.36%. It underperformed the JPMorgan Developed BB High Yield Index,1 which returned negative 10.78%. However, it held up significantly better in a difficult environment than the average fund in its peer group, the Lipper High Current Yields Classification2, which returned negative 20.06%. As a general rule, performance during the past six months was a function of credit quality. The fund's overall credit quality was, on average, lower than the BB level of the JPMorgan index, but we believe that the fund was more conservatively oriented than its peer group, which accounted for its ability to stem losses better than its average competitor.

•  The high-yield market faced a very difficult environment over the past six months. Investors shied away from corporate bonds and the high-yield sector, in particular, as the overall illiquidity of the fixed-income markets deepened the risk-averse mindset in the midst of an ongoing credit crisis. Against this backdrop, the fund made a concentrated effort to shed investments in companies with weak operating prospects and replace them with holdings that had the potential to improve the portfolio's credit profile. The fund's holdings in the utility and energy sectors were helpful to relative performance, with Echostar and Amerigas Partners (2.3% and 0.7% of net assets, respectively) posting especially strong showings. Poor performers included asset manager Nuveen Investments (now less than 0.01% of net assets), whose performance suffered in line with other financial companies, and Huntsman International (0.4% of net assets), whose bonds lost value when a competitor's planned takeover of the company fell through.

•  Now that the economy has entered into recession, we would not be surprised to see an increase in the corporate default rate. This would represent a significant challenge to the high-yield marketplace. With that in mind, we plan to continue to emphasize conservative, higher quality issues, a stance that we believe should continue to be in the best interests of our shareholders. Our view is that companies that generate solid free cash flow are positioned to endure near-term economic weakness better than those with weaker financial resources. In addition, we believe they offer upside potential when conditions improve.

1  The JP Morgan Developed BB High Yield Index is designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

13

Portfolio Management

Kevin L. Cronk has managed the fund since September 2005 and has been associated with the advisor or its predecessors or affiliate organizations since August 1999.

The fund's top ten issuers (as a percentage of net assets) as of January 31, 2009 were:

(%)
HCA, Inc.	2.9
EchoStar DBS Corp.	2.3
Freeport-McMoRan Copper & Gold, Inc.	1.9
Windstream Corp.	1.9
Chesapeake Energy Corp.	1.8
TXU Energy Co. LLC	1.8
El Paso Corp.	1.6
Qwest Corp.	1.6
DirecTV Holdings LLC	1.5
L-3 Communications Corp.	1.5

Issuers are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the issuers breakdown listed. The fund's issuers and their weights within the portfolio may change as market conditions change.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments, yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices generally drop, and vice versa.

Investments in high yield or "junk" bonds offer the potential for higher income than investments in investment-grade bonds, but they also have a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

14

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of January 31, 2009 (%)

Inception	6-month (cumulative)	1-year	5-year	10-year
CMG High Yield Fund 07/06/94	-13.36	-13.15	0.70	3.34
JPMorgan Developed BB High Yield Index	-10.78	-11.06	2.12	5.22

Average annual total return as of December 31, 2008 (%)

Inception	6-month (cumulative)	1-year	5-year	10-year
CMG High Yield Fund 07/06/94	-19.06	-19.89	-0.42	2.78
JPMorgan Developed BB High Yield Index	-16.81	-16.81	0.97	4.62

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.40% and 0.54%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 11/30/2009.

Performance of a $3,000,000 investment, February 1, 1999 to January 31, 2009

The chart above compares the results of a hypothetical minimum initial $3,000,000 investment in the fund to the index during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The JPMorgan Developed BB High Yield Index is designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

15

UNDERSTANDING YOUR EXPENSES – CMG High Yield Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2008 – January 31, 2009

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	866.41	1,023.19	1.88	2.04	0.40

Expenses paid during the period are equal to the annualized expense ratio of 0.40%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

16

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31,		Year Ended July 31,
	2009		2008		2007	2006		2005		2004
Net asset value, beginning of period	$9.88		$10.03		$10.05	$10.42		$10.36		$10.38
Income from investment operations:
Net investment income (a)	0.24		0.51		0.52	0.48		0.42		0.37
Net realized and unrealized gain (loss) on investments and futures contacts	(0.15)		(0.12)		(0.02)	(0.33)		0.09		0.11
Total from investment operations	0.09		0.39		0.50	0.15		0.51		0.48
Less distributions to shareholders:
From net investment income	(0.24)		(0.54)		(0.52)	(0.51)		(0.45)		(0.41)
From net realized gains	-		-		-	(0.01)		-		(0.09)
Total distributions to shareholders	(0.24)		(0.54)		(0.52)	(0.52)		(0.45)		(0.50)
Net asset value, end of period	$9.73		$9.88		$10.03	$10.05		$10.42		$10.36
Total return (b)(c)	1.01	%(d)	3.84%		5.06%	1.46%		4.98%		4.67%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.25	%(e)	0.25%		0.25%	0.25	%(f)	0.25	%(f)	0.35	%(f)
Interest expense	-		-	%(g)	-	-		-		-
Net expense	0.25	%(e)	0.25%		0.25%	0.25%		0.25%		0.35%
Waiver/Reimbursement	0.09	%(e)	0.08%		0.13%	0.10%		0.06%		0.25%
Net investment income	4.96	%(e)	5.07%		5.07%	4.65	%(f)	4.01	%(f)	3.54	%(f)
Portfolio turnover rate	124	%(d)	272%		95%	109%		130%		231%
Net assets, end of period (000's)	$79,661		$88,124		$67,673	$56,181		$79,102		$32,810

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  Annualized.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
17

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31,		Year Ended July 31,
	2009		2008	2007	2006		2005		2004
Net asset value, beginning of period	$11.50		$11.58	$11.59	$11.79		$11.95		$12.01
Income from investment operations:
Net investment income (a)	0.28		0.57	0.57	0.50		0.40		0.35
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	(0.28)		(0.05)	0.03	(0.14)		(0.11)		(0.03)
Total from investment operations	-		0.52	0.60	0.36		0.29		0.32
Less distributions to shareholders:
From net investment income	(0.30)		(0.60)	(0.61)	(0.56)		(0.45)		(0.38)
Net asset value, end of period	$11.20		$11.50	$11.58	$11.59		$11.79		$11.95
Total return (b)(c)	0.02	%(d)	4.60%	5.25%	3.15%		2.47%		2.72%
Ratios to Average Net Assets/Supplemental Data:
Net expense	0.25	%(e)	0.25%	0.25%	0.25	%(f)	0.25	%(f)	0.25	%(f)
Waiver/Reimbursement	0.04	%(e)	0.05%	0.07%	0.08%		0.04%		0.10%
Net investment income	4.89	%(e)	4.87%	4.87%	4.31	%(f)	3.38	%(f)	2.91	%(f)
Portfolio turnover rate	34	%(d)	46%	67%	128%		51%		79%
Net assets, end of period (000's)	$212,379		$205,543	$138,432	$83,984		$95,842		$119,125

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  Annualized.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.
18

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31,		Year Ended July 31,							Period Ended July 31,
	2009		2008	2007		2006		2005		2004 (a)
Net asset value, beginning of period	$9.29		$9.59	$9.62		$9.67		$9.88		$10.00
Income from investment operations:
Net investment income (b)	0.17		0.43	0.47		0.38		0.24		0.07
Net realized and unrealized loss on investments	(0.18)		(0.30)	(0.03)		(0.02)		(0.06)		(0.08)
Total from investment operations	(0.01)		0.13	0.44		0.36		0.18		(0.01)
Less distributions to shareholders:
From net investment income	(0.19)		(0.43)	(0.47)		(0.41)		(0.36)		(0.11)
Return of capital	-		-	-		-	(c)	(0.03)		-
Total distributions to shareholders	(0.19)		(0.43)	(0.47)		(0.41)		(0.39)		(0.11)
Net asset value, end of period	$9.09		$9.29	$9.59		$9.62		$9.67		$9.88
Total return (d)(e)	(0.12	)%(f)	1.42%	4.62	%(g)	3.84%		1.83%		(0.08	)%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses	0.25	%(h)	0.25%	0.25%		0.25	%(i)	0.25	%(i)	0.25	%(h)(i)
Waiver/Reimbursement	0.06	%(h)	0.07%	0.06%		0.07%		0.05%		0.22	%(h)
Net investment income	3.63	%(h)	4.58%	4.88%		3.93	%(i)	2.44	%(i)	1.69	%(h)(i)
Portfolio turnover rate	50	%(f)	69%	108%		48%		75%		12	%(f)
Net assets, end of period (000's)	$99,469		$96,595	$152,793		$89,863		$81,575		$67,235

(a)  The Fund commenced investment operations on March 8, 2004. Per share data, total return and portfolio turnover reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(h)  Annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.
19

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31,		Year Ended July 31,
	2009		2008		2007	2006		2005		2004
Net asset value, beginning of period	$7.16		$7.48		$7.66	$8.08		$8.00		$7.90
Income from investment operations:
Net investment income (a)	0.25		0.52		0.53	0.50		0.51		0.53
Net realized and unrealized gain (loss) on investments, foreign currency and credit default swap contracts	(1.21)		(0.31)		(0.16)	(0.38)		0.11		0.14
Total from investment operations	(0.96)		0.21		0.37	0.12		0.62		0.67
Less distributions to shareholders:
From net investment income	(0.27)		(0.53)		(0.55)	(0.54)		(0.54)		(0.57)
Net asset value, end of period	$5.93		$7.16		$7.48	$7.66		$8.08		$8.00
Total return (b)(c)	(13.36	)%(d)	2.81%		4.76%	1.47%		7.98%		8.60%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	0.40	%(e)	0.40%		0.40%	0.40	%(f)	0.40	%(f)	0.40	%(f)
Interest expense	-		-	%(g)	-	-		-		-
Net expenses	0.40	%(e)	0.40%		0.40%	0.40	%(f)	0.40	%(f)	0.40	%(f)
Waiver/Reimbursement	0.18	%(e)	0.14%		0.09%	0.04%		0.02%		0.02%
Net investment income	8.02	%(e)	7.01%		6.70%	6.38	%(f)	6.26	%(f)	6.64	%(f)
Portfolio turnover rate	24	%(d)	37%		57%	30%		39%		47%
Net assets, end of period (000's)	$38,810		$45,697		$62,173	$96,120		$269,243		$382,157

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  Annualized.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
20

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Par	Value
Mortgage-Backed Securities (40.4%)
Federal Home Loan Mortgage Corp. 4.000% 11/01/20	$192,650	$193,510
5.000% 11/01/21	1,230	1,261
5.000% 12/01/36	1,163,301	1,182,495
Federal National Mortgage Association 4.901% 04/01/38 (a)	541,747	554,439
5.000% 09/01/37	3,931,987	4,001,779
5.000% 03/01/38	1,324,751	1,348,191
5.000% 04/01/38	2,747,249	2,795,858
5.000% 05/01/38	1,118,093	1,137,876
5.000% 06/01/38	4,845,174	4,930,904
5.000% 01/01/39	600,000	610,616
5.500% 04/01/36	135,495	138,816
5.500% 06/01/38	5,075,924	5,200,051
7.000% 07/01/32	8,094	8,600
TBA: 4.000% 02/01/39 (b)	5,445,000	5,411,819
4.500% 02/01/39 (b)	4,600,000	4,630,185
Government National Mortgage Association 7.000% 01/15/32	5,900	6,277
7.000% 03/15/32	16,122	17,152
7.000% 06/15/32	3,226	3,432
Total Mortgage-Backed Securities (Cost of $31,431,454)		32,173,261
Corporate Fixed-Income Bonds & Notes (23.9%)
Basic Materials (0.7%)
Chemicals (0.4%)
Dow Chemical Co. 5.700% 05/15/18	375,000	298,385
Iron/Steel (0.3%)
Nucor Corp. 5.000% 06/01/13	160,000	162,411
5.850% 06/01/18	105,000	102,127
		264,538
		562,923
Communications (3.5%)
Media (1.2%)
Comcast Corp. 5.700% 05/15/18	40,000	38,891
7.050% 03/15/33	350,000	362,042
Time Warner Cable, Inc. 6.200% 07/01/13	265,000	260,863

	Par	Value
Media (continued)
Time Warner, Inc. 6.875% 05/01/12	$220,000	$220,998
Viacom, Inc. 6.125% 10/05/17	100,000	82,964
		965,758
Telecommunication Services (2.3%)
AT&T, Inc. 5.100% 09/15/14	325,000	324,793
British Telecommunications PLC 5.150% 01/15/13	280,000	258,202
Deutsche Telekom International Finance BV 8.500% 06/15/10	205,000	217,051
New Cingular Wireless Services, Inc. 8.750% 03/01/31	250,000	294,743
Telefonica Emisones SAU 5.984% 06/20/11	225,000	232,160
Verizon Wireless Capital LLC 5.550% 02/01/14 (c)	440,000	437,118
8.500% 11/15/18 (c)	95,000	108,994
		1,873,061
		2,838,819
Consumer Cyclical (1.6%)
Entertainment (0.3%)
Walt Disney Co. 4.500% 12/15/13	195,000	200,917
Restaurants (0.3%)
McDonald's Corp. 5.000% 02/01/19	30,000	30,854
5.700% 02/01/39	190,000	196,107
		226,961
Retail (1.0%)
Best Buy Co., Inc. 6.750% 07/15/13	240,000	218,019
CVS Caremark Corp. 5.750% 06/01/17	250,000	250,141
CVS Pass-Through Trust 6.036% 12/10/28 (c)	399,680	305,004
		773,164
		1,201,042

See Accompanying Notes to Financial Statements.
21

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Consumer Non-Cyclical (2.2%)
Beverages (0.4%)
Anheuser-Busch Companies, Inc. 5.950% 01/15/33	$12,000	$9,447
Bottling Group LLC 5.125% 01/15/19	100,000	101,047
Coca-Cola Co. 5.750% 03/15/11	4,000	4,236
Diageo Capital PLC 4.375% 05/03/10	75,000	75,489
PepsiCo, Inc. 7.900% 11/01/18	130,000	161,221
		351,440
Food (1.2%)
Campbell Soup Co. 4.500% 02/15/19	140,000	136,244
ConAgra Foods, Inc. 6.750% 09/15/11	150,000	157,042
7.875% 09/15/10	185,000	196,564
Kraft Foods, Inc. 6.500% 08/11/17	240,000	246,461
Kroger Co. 6.200% 06/15/12	185,000	192,832
		929,143
Healthcare Products (0.0%)
Johnson & Johnson 6.625% 09/01/09	7,000	7,189
Household Products/Wares (0.3%)
Fortune Brands, Inc. 5.375% 01/15/16	225,000	195,523
Kimberly-Clark Corp. 5.625% 02/15/12	7,000	7,224
		202,747
Pharmaceuticals (0.3%)
Wyeth 5.500% 02/01/14	250,000	260,720
		1,751,239
Energy (2.1%)
Oil & Gas (0.8%)
Devon Energy Corp. 6.300% 01/15/19	70,000	70,046

	Par	Value
Oil & Gas (continued)
Nexen, Inc. 5.875% 03/10/35	$250,000	$175,121
Talisman Energy, Inc. 6.250% 02/01/38	290,000	195,921
Valero Energy Corp. 6.875% 04/15/12	200,000	201,747
		642,835
Oil & Gas Services (0.7%)
Halliburton Co. 5.900% 09/15/18	245,000	262,813
Weatherford International Ltd. 5.150% 03/15/13	255,000	234,860
7.000% 03/15/38	65,000	46,906
		544,579
Pipelines (0.6%)
Energy Transfer Partners LP 6.000% 07/01/13	215,000	202,451
6.625% 10/15/36	200,000	151,796
TransCanada Pipelines Ltd. 6.350% 05/15/67 (a)	190,000	108,125
		462,372
		1,649,786
Financials (9.6%)
Banks (7.4%)
American Express Centurion Bank 5.200% 11/26/10	250,000	241,724
American Express Credit Corp. 5.875% 05/02/13	95,000	91,938
ANZ National International Ltd. 6.200% 07/19/13 (c)	470,000	455,583
Bank of New York Mellon Corp. 5.125% 08/27/13	115,000	117,172
Barclays Bank PLC 7.400% 12/15/09	3,000	3,014
Capital One Financial Corp. 5.500% 06/01/15	400,000	346,402
Citigroup, Inc. 5.000% 09/15/14	475,000	384,252
Credit Suisse First Boston USA, Inc. 4.875% 08/15/10	500,000	504,195
Deutsche Bank AG London 4.875% 05/20/13	450,000	439,904
Goldman Sachs Capital II 5.793% 12/29/49 (a)	170,000	61,049

See Accompanying Notes to Financial Statements.
22

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Banks (continued)
Goldman Sachs Group, Inc. 6.250% 09/01/17	$115,000	$106,406
JPMorgan Chase & Co. 6.000% 01/15/18	245,000	245,999
JPMorgan Chase Capital XX 6.550% 09/29/36	20,000	15,147
KeyCorp 6.500% 05/14/13	445,000	428,054
Merrill Lynch & Co., Inc. 6.050% 08/15/12 (f)	475,000	461,831
7.750% 05/14/38 (f)	170,000	161,115
Morgan Stanley 5.750% 10/18/16	235,000	203,067
National Australia Bank Ltd. 5.350% 06/12/13 (c)	250,000	236,939
National City Corp. 3.125% 04/30/09	145,000	143,054
4.900% 01/15/15	10,000	9,187
5.750% 02/01/09	115,000	115,000
6.875% 05/15/19	160,000	139,118
Northern Trust Co. 5.500% 08/15/13	110,000	113,426
6.500% 08/15/18	130,000	135,717
SunTrust Banks, Inc. 6.375% 04/01/11	3,000	3,018
SunTrust Preferred Capital I 5.853% 12/15/11 (a)	240,000	124,800
USB Capital IX 6.189% 04/15/49 (a)	375,000	157,500
Wachovia Capital Trust III 5.800% 03/15/42 (a)	440,000	224,400
Wachovia Corp. 5.500% 05/01/13	230,000	237,053
		5,906,064
Diversified Financial Services (0.3%)
Associates Corp. of North America 6.950% 11/01/18	11,000	9,890
International Lease Finance Corp. 4.875% 09/01/10	170,000	141,176
Lehman Brothers Holdings, Inc. 5.625% 01/24/13 (d)(e)	110,000	15,400
5.750% 07/18/11 (d)(e)	325,000	45,500
6.875% 05/02/18 (d)(e)	30,000	4,200
		216,166

	Par	Value
Insurance (1.4%)
MetLife, Inc. 5.375% 12/15/12	$20,000	$19,651
Metropolitan Life Global Funding I 5.125% 04/10/13 (c)	360,000	344,553
New York Life Global Funding 4.650% 05/09/13 (c)	345,000	340,332
Principal Life Income Funding Trusts 5.300% 04/24/13	190,000	182,032
UnitedHealth Group, Inc. 5.250% 03/15/11	250,000	250,716
		1,137,284
Real Estate Investment Trusts (REITs) (0.5%)
Health Care Property Investors, Inc. 6.450% 06/25/12	150,000	117,406
Simon Property Group LP 5.750% 12/01/15	400,000	305,089
		422,495
		7,682,009
Industrials (1.0%)
Aerospace & Defense (0.0%)
Boeing Co. 5.125% 02/15/13	1,000	1,030
Machinery (0.2%)
Caterpillar Financial Services Corp. 5.450% 04/15/18	140,000	130,526
6.200% 09/30/13	15,000	15,734
		146,260
Machinery-Construction & Mining (0.2%)
Caterpillar, Inc. 8.250% 12/15/38	125,000	143,912
Transportation (0.6%)
Burlington Northern Santa Fe Corp. 6.200% 08/15/36	200,000	176,611
Union Pacific Corp. 3.875% 02/15/09	310,000	310,195
		486,806
		778,008

See Accompanying Notes to Financial Statements.
23

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Technology (0.6%)
Software (0.6%)
Oracle Corp. 4.950% 04/15/13	$460,000	$485,620
Utilities (2.6%)
Electric (2.0%)
Commonwealth Edison Co. 5.950% 08/15/16	200,000	196,505
6.150% 09/15/17	215,000	212,947
Indiana Michigan Power Co. 5.650% 12/01/15	205,000	180,070
Oncor Electric Delivery Co. 5.950% 09/01/13 (c)	140,000	136,921
Pacific Gas & Electric Co. 5.800% 03/01/37	340,000	336,357
Progress Energy, Inc. 7.750% 03/01/31	200,000	204,726
Southern California Edison Co. 5.000% 01/15/14	350,000	367,773
		1,635,299
Gas (0.6%)
Atmos Energy Corp. 6.350% 06/15/17	175,000	158,167
Sempra Energy 4.750% 05/15/09	300,000	298,286
		456,453
		2,091,752
Total Corporate Fixed-Income Bonds & Notes (Cost of $20,539,657)		19,041,198
Government & Agency Obligations (10.3%)
Foreign Government Obligations (1.7%)
European Investment Bank 4.250% 07/15/13	180,000	191,057
5.125% 05/30/17	295,000	323,885
Kreditanstalt fuer Wiederaufbau 4.500% 07/16/18	425,000	444,850
Province of Quebec 4.625% 05/14/18	435,000	434,354
		1,394,146
U.S. Government Agency (0.8%)
Resolution Funding Corp., Strips (h) 01/15/21 (g)	1,030,000	598,106

	Par	Value
U.S. Government Obligations (7.8%)
U.S. Treasury Bonds 6.125% 11/15/27 (g)	$350,000	$454,289
U.S. Treasury Inflation Indexed Notes 1.625% 01/15/18 (g)	1,151,594	1,124,603
U.S. Treasury Notes 0.875% 12/31/10 (g)	1,235,000	1,234,324
1.125% 01/15/12 (g)	40,000	39,747
1.500% 12/31/13 (g)	905,000	891,779
3.750% 11/15/18 (g)	2,160,000	2,326,061
U.S. Treasury Strips (h) 05/15/38 (g)	515,000	182,758
		6,253,561
Total Government & Agency Obligations (Cost of $8,142,387)		8,245,813
Asset-Backed Securities (8.2%)
ABFS Mortgage Loan Trust 4.428% 12/15/33	13,148	12,215
AmeriCredit Automobile Receivables Trust 4.870% 12/06/10	30,466	30,081
Capital One Multi-Asset Execution Trust 4.050% 03/15/13	250,000	245,233
4.850% 11/15/13	285,000	278,792
4.850% 02/18/14	525,000	511,240
Capital One Prime Auto Receivables Trust 4.890% 01/15/12	350,000	347,484
Carmax Auto Owner Trust 5.270% 11/15/12	500,000	447,472
Chase Issuance Trust 4.260% 05/15/13	540,000	542,045
Citibank Credit Card Issuance Trust 5.500% 06/22/12	455,000	461,338
Discover Card Master Trust 5.100% 10/15/13	595,000	576,600
Ford Credit Auto Owner Trust 4.950% 03/15/13	495,000	417,852
5.160% 04/15/13	560,000	472,790
Franklin Auto Trust 5.360% 05/20/16	300,000	280,725
GE Capital Credit Card Master Note Trust 4.130% 06/15/13	350,000	341,546

See Accompanying Notes to Financial Statements.
24

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Par	Value
Asset-Backed Securities (continued)
Honda Auto Receivables Owner Trust 4.470% 01/18/12	$410,000	$408,983
USAA Auto Owner Trust 4.280% 10/15/12	670,000	664,518
4.900% 02/15/12	468,798	470,474
Total Asset-Backed Securities (Cost of $6,816,496)		6,509,388
Commercial Mortgage-Backed Securities (7.8%)
Bear Stearns Commercial Mortgage Securities 4.680% 08/13/39 (a)	30,000	26,984
4.740% 03/13/40	895,000	820,931
4.750% 02/13/46 (a)	585,000	500,230
4.933% 02/13/42 (a)	480,000	399,348
5.742% 09/11/42 (a)	80,000	58,222
Chase Commercial Mortgage Securities Corp. 6.484% 02/12/16 (a)(c)	400,000	395,930
Commercial Mortgage Pass Through Certificates 5.306% 12/10/46	460,000	321,060
JPMorgan Chase Commercial Mortgage Securities Corp. 5.440% 06/12/47	495,000	303,385
5.447% 06/12/47	539,000	316,524
5.814% 06/12/43 (a)	445,000	307,894
LB-UBS Commercial Mortgage Trust 4.853% 09/15/31	450,000	420,925
5.611% 04/15/41	188,588	170,075
6.462% 03/15/31	405,000	399,116
Morgan Stanley Capital I 4.989% 08/13/42	220,000	182,431
5.168% 01/14/42	230,000	196,003
5.208% 11/14/42 (a)	205,000	168,796
5.328% 11/12/41	350,000	250,858
Morgan Stanley Dean Witter Capital I 4.920% 03/12/35	390,000	357,715
5.980% 01/15/39	295,000	286,372
Wachovia Bank Commercial Mortgage Trust 5.726% 06/15/45	307,188	301,177
Total Commercial Mortgage-Backed Securities (Cost of $7,177,400)		6,183,976

	Par	Value
Collateralized Mortgage Obligations (5.0%)
Agency (2.4%)
Federal Home Loan Mortgage Corp. 3.750% 12/15/11	$40,262	$40,510
4.000% 09/15/15	436,410	441,383
4.500% 10/15/18	179,018	182,299
6.500% 10/15/23	80,063	84,687
Government National Mortgage Association 4.430% 04/16/34	90,000	91,658
4.500% 04/16/28	952,136	965,239
4.807% 08/16/32	90,000	92,371
		1,898,147
Non-Agency (2.6%)
Chase Mortgage Finance Corp. 5.999% 03/25/37 (a)	1,269,138	974,206
Countrywide Home Loan Mortgage Pass Through Trust 4.595% 12/19/33 (a)	196,118	160,765
Structured Asset Securities Corp. 5.500% 07/25/33	304,692	283,808
Washington Mutual Alternative Mortgage Pass-Through Certificates 5.500% 10/25/35	790,612	646,077
		2,064,856
Total Collateralized Mortgage Obligations (Cost of $4,454,506)		3,963,003
	Shares
Securities Lending Collateral (8.2%)
State Street Navigator Securities Lending Prime Portfolio (i) (7 day yield of 1.900%)	6,561,635	6,561,635
Total Securities Lending Collateral (Cost of $6,561,635)		6,561,635

See Accompanying Notes to Financial Statements.
25

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Par	Value
Short-Term Obligation (15.4%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/30/09, due on 02/02/09, at 0.210%, collateralized by a U.S. Government Agency Obligation maturing 03/15/10, market value of $12,536,438 (repurchase proceeds $12,289,215)	$12,289,000	$12,289,000
Total Short-Term Obligation (Cost of $12,289,000)		12,289,000
Total Investments (119.2%) (Cost of $97,412,535) (j)		94,967,274
Obligation to Return Collateral for Securities Loaned (-8.2%)		(6,561,635)
Other Assets & Liabilities, Net (-11.0%)		(8,744,141)
Net Assets (100.0%)		$79,661,498

Notes to Schedule of Investments:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at January 31, 2009.

(b)  Security purchased on a delayed delivery basis.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2009, these securities, which are not illiquid, amounted to $2,761,374, which represents 3.5% of net assets.

(d)  The issuer has filed for bankruptcy protection under Chapter 11 and is in default of certain debt covenants. Income is not being accrued. At January 31, 2009, these securities amounted to $65,100, which represents 0.1% of net assets.

(e)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At January 31, 2009, the value of these securities amounted to $65,100, which represents 0.1% of net assets.

(f)  Investments in affiliates during the six month period ended January 31, 2009:

Securities name:	Merrill Lynch & Co., Inc: 6.050% 08/15/12 7.750% 05/14/38
Par as of 07/31/08:	$645,000
Purchases:	$-
Sales:	$-
Par as of 01/31/09:	$645,000
Net realized gain (loss)	$-
Interest income earned:	$20,956
Value at end of period:	$622,946

  Merrill Lynch & Co., Inc. became an affiliate on January 1, 2009.

(g)  All or a portion of this security was on loan at January 31, 2009. The total market value of securities on loan at January 31, 2009 is $6,405,987.

(h)  Zero coupon bond.

(i)  Investment made with cash collateral received from securities lending activity.

(j)  Cost for federal income tax purposes is $97,462,446.

At January 31, 2009, the asset allocation of the Fund is as follows:

% of
Asset Allocation	Net Assets
Mortgage-Backed Securities	40.4
Corporate Fixed-Income Bonds & Notes	23.9
Government & Agency Obligations	10.3
Asset-Backed Securities	8.2
Commercial Mortgage-Backed Securities	7.8
Collateralized Mortgage Obligations	5.0
95.6
Securities Lending Collateral	8.2
Short-Term Obligation	15.4
Obligation to Return Collateral for Securities Loaned	(8.2)
Other Assets & Liabilities, Net	(11.0)
100.0

Acronym	Name
TBA	To Be Announced

See Accompanying Notes to Financial Statements.
26

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Par	Value
Corporate Fixed-Income Bonds & Notes (26.0%)
Basic Materials (0.8%)
Chemicals (0.4%)
EI Du Pont de Nemours & Co. 5.000% 07/15/13	$880,000	$913,329
Iron/Steel (0.4%)
Nucor Corp. 5.000% 06/01/13	800,000	812,057
		1,725,386
Communications (3.7%)
Media (0.8%)
Comcast Corp. 5.500% 03/15/11	200,000	200,295
5.850% 01/15/10	600,000	607,945
Time Warner Cable, Inc. 6.200% 07/01/13	850,000	836,731
		1,644,971
Telecommunication Services (2.9%)
AT&T, Inc. 6.250% 03/15/11	1,250,000	1,307,590
British Telecommunications PLC 5.150% 01/15/13	700,000	645,504
Deutsche Telekom International Finance BV 8.500% 06/15/10	800,000	847,029
Telefonica Emisones SAU 5.984% 06/20/11	850,000	877,048
Verizon Global Funding Corp. 7.250% 12/01/10	700,000	745,278
Verizon Wireless Capital LLC 5.550% 02/01/14 (a)	1,250,000	1,241,812
Vodafone Group PLC 7.750% 02/15/10	600,000	620,305
		6,284,566
		7,929,537
Consumer Cyclical (0.8%)
Retail (0.8%)
CVS Caremark Corp. 5.750% 08/15/11	677,000	703,026
Target Corp. 6.350% 01/15/11	1,000,000	1,050,546
		1,753,572

	Par	Value
Consumer Non-Cyclical (3.0%)
Beverages (0.9%)
Bottling Group LLC 6.950% 03/15/14	$1,000,000	$1,144,593
Diageo Capital PLC 4.375% 05/03/10	750,000	754,894
		1,899,487
Food (0.7%)
ConAgra Foods, Inc. 7.875% 09/15/10	700,000	743,757
Kraft Foods, Inc. 5.625% 08/11/10	625,000	643,215
		1,386,972
Healthcare Services (0.4%)
UnitedHealth Group, Inc. 4.125% 08/15/09	800,000	800,412
Pharmaceuticals (1.0%)
Abbott Laboratories 5.600% 05/15/11	1,100,000	1,177,978
Wyeth 6.950% 03/15/11	940,000	1,003,646
		2,181,624
		6,268,495
Energy (2.0%)
Oil & Gas (1.5%)
Canadian Natural Resources Ltd. 5.450% 10/01/12	600,000	562,628
Conoco Funding Co. 6.350% 10/15/11	1,000,000	1,066,204
Occidental Petroleum Corp. 6.750% 01/15/12	1,000,000	1,053,680
Valero Energy Corp. 6.875% 04/15/12	575,000	580,022
		3,262,534
Oil & Gas Services (0.3%)
Weatherford International Ltd. 5.150% 03/15/13	650,000	598,664

See Accompanying Notes to Financial Statements.
27

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Pipelines (0.2%)
TransCanada Pipelines Ltd. 6.125% 02/19/10	$350,000	$355,666
		4,216,864
Financials (10.5%)
Banks (7.3%)
American Express Credit Corp. 5.875% 05/02/13	1,600,000	1,548,430
Bank of New York Mellon Corp. 5.125% 08/27/13	1,200,000	1,222,662
Barclays Bank PLC 7.400% 12/15/09	1,300,000	1,305,860
Capital One Bank 5.750% 09/15/10	1,115,000	1,108,855
Citigroup, Inc. 4.250% 07/29/09	825,000	816,753
Countrywide Home Loans, Inc. 4.125% 09/15/09 (b)	600,000	596,215
Credit Suisse First Boston USA, Inc. 4.875% 08/15/10	1,000,000	1,008,389
Deutsche Bank AG London 4.875% 05/20/13	1,000,000	977,564
Fifth Third Bank 4.200% 02/23/10	1,000,000	991,703
Goldman Sachs Group, Inc. 4.500% 06/15/10	500,000	495,697
JPMorgan Chase & Co. 3.800% 10/02/09	1,500,000	1,498,457
PNC Funding Corp. 4.500% 03/10/10	800,000	790,508
SunTrust Banks, Inc. 4.250% 10/15/09	925,000	917,729
U.S. Bank National Association 6.375% 08/01/11	1,250,000	1,302,272
Wells Fargo & Co. 5.250% 10/23/12	1,050,000	1,057,403
		15,638,497
Diversified Financial Services (0.9%)
General Electric Capital Corp. 4.875% 10/21/10	980,000	990,680
Lehman Brothers Holdings, Inc. 3.950% 11/10/09 (c)(d)	1,100,000	154,000

	Par	Value
Diversified Financial Services (continued)
National Rural Utilities Cooperative Finance Corp. 5.750% 08/28/09	$750,000	$765,116
		1,909,796
Insurance (1.4%)
Allstate Corp. 7.200% 12/01/09	1,000,000	1,027,685
American International Group, Inc. 5.375% 10/18/11	850,000	736,193
Berkshire Hathaway Finance Corp. 5.000% 08/15/13	500,000	515,792
Principal Life Income Funding Trusts 5.300% 04/24/13	700,000	670,643
		2,950,313
Real Estate Investment Trusts (REITs) (0.3%)
Simon Property Group LP 4.875% 03/18/10	600,000	574,425
Savings & Loans (0.6%)
Western Financial Bank 9.625% 05/15/12	1,325,000	1,296,238
		22,369,269
Industrials (1.9%)
Aerospace & Defense (0.5%)
United Technologies Corp. 6.500% 06/01/09	970,000	981,585
Machinery (0.8%)
Caterpillar Financial Services Corp. 4.300% 06/01/10	825,000	836,792
John Deere Capital Corp. 4.500% 04/03/13	800,000	791,872
		1,628,664
Miscellaneous Manufacturing (0.1%)
3M Co. 5.125% 11/06/09	225,000	232,268

See Accompanying Notes to Financial Statements.
28

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Transportation (0.5%)
Burlington Northern Santa Fe Corp. 6.750% 07/15/11	$700,000	$730,329
Union Pacific Corp. 3.875% 02/15/09	415,000	415,261
		1,145,590
		3,988,107
Technology (1.2%)
Computers (0.4%)
International Business Machines Corp. 4.950% 03/22/11	800,000	841,971
Networking & Telecom Equipment (0.5%)
Cisco Systems, Inc. 5.250% 02/22/11	1,000,000	1,045,877
Software (0.3%)
Oracle Corp. 5.000% 01/15/11	700,000	730,517
		2,618,365
Utilities (2.1%)
Electric (1.9%)
Consolidated Edison Co. of New York 4.700% 06/15/09	1,000,000	1,006,040
Dominion Resources, Inc. 5.125% 12/15/09	450,000	452,886
Exelon Generation Co. LLC 6.950% 06/15/11	800,000	797,264
Ohio Power Co. 5.750% 09/01/13	900,000	880,118
Pacific Gas & Electric Co. 4.200% 03/01/11	850,000	854,946
		3,991,254
Gas (0.2%)
Sempra Energy 4.750% 05/15/09	484,000	481,235
		4,472,489
Total Corporate Fixed-Income Bonds & Notes (Cost of $56,285,847)		55,342,084

	Par	Value
Asset-Backed Securities (20.0%)
AmeriCredit Automobile Receivables Trust 4.630% 06/06/12	$1,284,947	$1,176,102
4.870% 12/06/10	219,352	216,580
5.190% 11/06/11	954,141	936,437
5.210% 10/06/11	296,393	289,717
5.420% 08/08/11	2,546,765	2,365,355
5.420% 05/07/12	4,000,000	3,772,192
Americredit Prime Automobile Receivable 5.270% 11/08/11	946,057	942,248
Capital Auto Receivables Asset Trust 3.740% 03/15/11	438,614	426,590
Capital One Auto Finance Trust 5.030% 04/15/12	2,384,303	2,332,133
5.070% 07/15/11	379,886	369,839
Capital One Prime Auto Receivables Trust 5.010% 11/15/11	2,200,000	2,182,697
Cityscape Home Equity Loan Trust 7.380% 07/25/28	429,406	404,381
7.410% 05/25/28	27,240	27,136
CPS Auto Trust 5.040% 09/15/11 (a)	400,000	368,415
Daimler Chrysler Auto Trust 4.980% 02/08/11	689,385	680,400
Fifth Third Auto Trust 4.070% 01/17/12	1,400,000	1,358,958
Ford Credit Auto Owner Trust 5.050% 03/15/10	140,354	140,139
Franklin Auto Trust 5.040% 01/20/11	262,801	263,007
GE Equipment Midticket LLC 4.530% 06/14/11	2,000,000	1,987,136
GS Auto Loan Trust 5.480% 12/15/14	2,000,000	1,940,645
Hyundai Auto Receivables Trust 5.110% 04/15/11	377,933	378,981
IMC Home Equity Loan Trust 7.500% 04/25/26	137,080	136,696
7.520% 08/20/28	435,372	368,181
Nissan Auto Lease Trust 5.200% 05/17/10	1,000,000	994,981
Nissan Auto Receivables Owner Trust 5.220% 11/15/11	3,150,000	3,169,484

See Accompanying Notes to Financial Statements.
29

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Par	Value
Asset-Backed Securities (continued)
Santander Drive Auto Receivables Trust 5.050% 09/15/11	$244,241	$239,286
SLM Student Loan Trust 2.056% 03/15/17 (e)	618,398	546,712
2.076% 12/15/20 (e)	1,532,000	1,254,182
Triad Auto Receivables Owner Trust 4.220% 06/12/12	1,701,771	1,541,401
4.880% 04/12/13	3,200,000	2,774,833
UCFC Home Equity Loan 6.315% 04/15/30	250,584	235,210
UPFC Auto Receivables Trust 5.010% 08/15/12	1,323,645	1,194,556
USAA Auto Owner Trust 4.170% 02/15/11	873,359	872,778
4.890% 08/15/12	3,146,742	3,157,228
4.980% 10/15/12	1,125,000	1,129,876
5.070% 06/15/13	750,000	749,469
Wachovia Auto Loan Owner Trust 5.080% 04/20/12 (a)	1,700,000	1,625,709
Total Asset-Backed Securities (Cost of $43,676,410)		42,549,670
Collateralized Mortgage Obligations (16.0%)
Agency (9.2%)
Federal Home Loan Mortgage Corp. 4.000% 09/15/15	280,727	283,516
4.500% 02/15/15	471,560	477,871
4.500% 03/15/21	400,000	408,647
5.000% 09/15/24	407,605	410,645
5.000% 03/15/26	985,166	1,005,175
5.000% 05/15/26	102,702	103,822
5.500% 02/15/25	1,232,438	1,257,955
5.500% 12/15/26	440,548	448,913
5.500% 06/15/28	1,700,000	1,753,509
5.500% 11/15/28	5,425,391	5,529,630
5.500% 10/15/29	516,349	533,117
5.500% 05/15/34	2,983,906	3,039,647
6.000% 06/15/25	740,103	757,467
6.000% 05/15/27	876,164	898,881
Federal National Mortgage Association 4.500% 01/25/29	762,003	766,008
5.500% 07/25/25	996,892	1,015,550
6.000% 06/25/27	880,139	899,594
		19,589,947

	Par	Value
Non-Agency (6.8%)
Chase Mortgage Finance Corp. 5.681% 03/25/37 (e)	$730,997	$631,394
5.999% 03/25/37 (e)	1,493,103	1,146,125
Countrywide Alternative Loan Trust 5.250% 08/25/35	988,390	680,409
5.500% 02/25/36	1,795,761	1,216,412
Countrywide Home Loan Mortgage Pass Through Trust 5.471% 01/25/36 (e)	942,028	695,771
6.000% 12/25/36	394,159	372,610
JPMorgan Mortgage Trust 5.687% 04/25/37 (e)	642,449	489,724
5.754% 04/25/36 (e)	1,233,154	866,584
6.040% 10/25/36 (e)	2,387,014	1,713,657
MASTR Asset Securitization Trust 5.750% 05/25/36	1,042,024	994,327
PNC Mortgage Securities Corp. 0.110% 04/28/27 (e)	4,224	3,759
Residential Accredit Loans, Inc. 5.750% 01/25/36	204,033	143,361
SACO I, Inc. 7.000% 08/25/36 (a)	64,991	58,492
Structured Adjustable Rate Mortgage Loan Trust 5.814% 07/25/36 (e)	1,889,244	994,290
Structured Asset Securities Corp. 5.750% 04/25/33	511,735	459,169
Washington Mutual Mortgage Pass-Through Certificates 5.627% 11/25/36 (e)	1,626,980	1,309,120
5.849% 07/25/37 (e)	2,255,420	1,240,257
Wells Fargo Mortgage Backed Securities Trust 5.240% 04/25/36 (e)	430,167	331,916
6.000% 07/25/37	1,195,911	962,281
		14,309,658
Total Collateralized Mortgage Obligations (Cost of $38,985,749)		33,899,605
Government & Agency Obligations (12.4%)
Foreign Government Obligations (1.2%)
Morocco Government AID Bond 1.678% 05/01/23 (e)	290,000	278,159
Province of Ontario 3.125% 09/08/10	1,300,000	1,312,522
Province of Quebec 5.000% 07/17/09	875,000	885,144
		2,475,825

See Accompanying Notes to Financial Statements.
30

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Par	Value
Government & Agency Obligations (continued)
U.S. Government Agencies (7.3%)
Federal Farm Credit Bank 2.700% 09/23/09	$1,350,000	$1,366,636
Federal Home Loan Bank 3.375% 02/27/13 (f)	2,100,000	2,181,463
5.250% 06/11/10 (f)	3,015,000	3,175,302
Federal Home Loan Mortgage Corp. 3.125% 10/25/10 (g)	135,000	138,985
Federal National Mortgage Association 2.750% 04/11/11 (f)	5,250,000	5,330,761
4.625% 06/01/10	1,700,000	1,772,605
5.000% 04/20/09	1,400,000	1,413,210
5.375% 08/15/09 (g)	100,000	102,525
		15,481,487
U.S. Government Obligations (3.9%)
Regions Bank 3.250% 12/09/11 (j)	2,000,000	2,055,742
U.S. Treasury Inflation Indexed Bond 3.500% 01/15/11 (f)	1,954,064	1,998,640
U.S. Treasury Notes 2.750% 10/31/13 (f)	4,000,000	4,179,064
		8,233,446
Total Government & Agency Obligations (Cost of $25,543,479)		26,190,758
Mortgage-Backed Securities (10.7%)
Federal Home Loan Mortgage Corp. 4.500% 03/01/21	1,337,381	1,356,902
5.000% 06/01/22	817,345	837,015
5.500% 01/01/21	298,716	308,582
5.500% 07/01/21	79,596	82,162
5.500% 08/01/21	854,735	882,297
5.500% 09/01/21	659,129	680,383
5.500% 01/01/22	651,918	672,904
5.500% 03/01/22	683,197	705,190
5.500% 05/01/22	2,750,001	2,838,680
6.000% 11/01/14	3,612	3,771
6.000% 08/01/21	355,368	370,205
6.000% 02/01/22	355,103	369,909
6.000% 08/01/22	443,081	461,555
6.000% 10/01/22	699,162	728,314
6.000% 01/15/24	279,133	284,542

	Par	Value
Mortgage-Backed Securities (continued)
Federal National Mortgage Association 5.000% 12/25/17	$2,351,420	$2,406,195
5.000% 01/01/24	4,857,000	4,976,732
5.500% 11/01/21	284,940	294,040
6.000% 03/01/09	6,184	6,153
6.000% 05/01/09	87,913	88,872
6.000% 05/25/30	73,991	74,814
TBA 5.000% 02/01/24 (h)	4,000,000	4,092,500
Small Business Administration 0.875% 03/25/22 (e)	68,132	67,110
0.875% 06/25/22 (e)	156,122	153,768
Total Mortgage-Backed Securities (Cost of $22,513,098)		22,742,595
Commercial Mortgage-Backed Securities (6.3%)
Bear Stearns Commercial Mortgage Securities, Inc. 3.869% 02/11/41	2,300,640	2,293,925
CS First Boston Mortgage Securities Corp. 4.512% 07/15/37	800,000	756,720
5.017% 08/15/38	350,000	331,211
First Union National Bank Commercial Mortgage 7.841% 05/17/32	1,922,892	1,942,315
JPMorgan Chase Commercial Mortgage Securities Corp. 4.914% 07/12/37	1,225,025	1,202,993
5.538% 02/12/49	1,538,926	1,489,603
JPMorgan Commercial Mortgage Finance Corp. 6.812% 01/15/30	700,000	699,698
LB-UBS Commercial Mortgage Trust 4.243% 10/15/29	1,000,000	956,322
5.642% 12/15/25	163,690	161,652
Merrill Lynch Mortgage Trust 4.446% 09/12/42	356,308	355,145
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.549% 06/12/50	1,571,535	1,516,865
Prudential Securities Secured Financing Corp. 7.602% 06/16/31 (e)	1,700,000	1,704,079
Total Commercial Mortgage-Backed Securities (Cost of $13,631,075)		13,410,528

See Accompanying Notes to Financial Statements.
31

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Securities Lending Collateral (7.0%)
State Street Navigator Securities Lending Prime Portfolio (i) (7 day yield of 1.900%)	14,890,015	$14,890,015
Total Securities Lending Collateral (Cost of $14,890,015)		14,890,015
	Par
Short-Term Obligation (9.7%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/30/09, due 02/02/09 at 0.210%, collateralized by a U.S. Government Agency Obligation maturing 07/28/11, market value $21,049,448 (repurchase proceeds $20,633,361)	$20,633,000	$20,633,000
Total Short-Term Obligation (Cost of $20,633,000)		20,633,000
Total Investments (108.1%) (Cost of $236,158,673) (k)		229,658,255
Obligation to Return Collateral for Securities Loaned (-7.0%)		(14,890,015)
Other Assets & Liabilities, Net (-1.1%)		(2,389,288)
Net Assets (100.0%)		$212,378,952

Notes to Schedule of Investments:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2009, these securities, which are not illiquid, amounted to $3,294,428, which represents 1.6% of net assets.

(b)  Investments in affiliates during the six month period ended January 31, 2009:

Security name:	Countrywide Home Loans, Inc. 4.125% 09/15/09
Par as of 07/31/08:	$600,000
Par purchased:	$-
Par sold:	$-
Par as of 01/31/09:	$600,000
Net realized gain (loss):	$-
Interest income earned:	$12,375
Value at end of period:	$596,215

(c)  The issuer filed for bankruptcy protection under Chapter 11 and is in default of certain debt covenants. Income is not being accrued. At January 31, 2009, the market value of this security amounted to $154,000 which represents 0.1% of net assets.

(d)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At January 31, 2009, the value of this security was $154,000, which represents 0.1% of net assets.

(e)  The interest rate shown on floating rate or variable rate securities reflects the rate at January 31, 2009.

(f)  All or a portion of this security was on loan at January 31, 2009. The total market value of securities on loan at January 31, 2009 is $14,595,772.

(g)  All or a portion of this security is pledged for collateral for open futures contracts. At January 31, 2009, the market value of this security pledged amounted to $190,034.

(h)  Security purchased on a delayed delivery basis.

(i)  Investment made with cash collateral received from securities lending activity.

(j)  Security guaranteed by the Federal Deposit Insurance Corporation under the Temporary Liquidity Guarantee Program.

(k)  Cost for federal income tax purposes is $236,637,153.

See Accompanying Notes to Financial Statements.
32

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

At January 31, 2009, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
5 Year U.S. Treasury Notes	88	$10,399,125	$10,356,579	Mar-2009	$42,546

At January 31, 2009, the asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Corporate Fixed-Income Bonds & Notes	26.0
Asset-Backed Securities	20.0
Collateralized Mortgage Obligations	16.0
Government & Agency Obligations	12.4
Mortgage-Backed Securities	10.7
Commercial Mortgage-Backed Securities	6.3
91.4
Securities Lending Collateral	7.0
Short-Term Obligation	9.7
Obligation to Return Collateral for Securities Loaned	(7.0)
Other Assets & Liabilities, Net	(1.1)
100.0

Acronym	Name
TBA	To Be Announced

See Accompanying Notes to Financial Statements.
33

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Par	Value
Corporate Fixed-Income Bonds & Notes (34.8%)
Basic Materials (2.6%)
Chemicals (2.6%)
E.I. Du Pont de Nemours & Co. 6.875% 10/15/09	$1,500,000	$1,559,013
Lubrizol Corp. 4.625% 10/01/09	1,000,000	999,326
		2,558,339
Communications (2.9%)
Media (1.6%)
Comcast Cable Communications LLC 6.875% 06/15/09	1,000,000	1,009,870
Walt Disney Co. 2.289% 09/10/09 (a)	580,000	576,626
		1,586,496
Telecommunications (1.3%)
Cisco Systems, Inc. 2.233% 02/20/09 (a)	500,000	499,843
Deutsche Telekom International Finance BV 1.678% 03/23/09 (a)	800,000	795,836
		1,295,679
		2,882,175
Consumer Cyclical (0.5%)
Retail (0.5%)
Wal-Mart Stores, Inc. 6.875% 08/10/09	500,000	513,369
Consumer Non-Cyclical (5.7%)
Beverages (1.7%)
Coca-Cola Enterprises, Inc. 3.293% 08/03/09 (a)	675,000	663,296
Diageo Finance BV 1.588% 03/30/09 (a)	1,000,000	996,153
		1,659,449
Food (3.0%)
Kraft Foods, Inc. 4.125% 11/12/09	1,000,000	1,002,101
Pepsi Bottling Holdings, Inc. 5.625% 02/17/09 (b)	1,150,000	1,151,859
Safeway, Inc. 1.816% 03/27/09 (a)	800,000	798,875
		2,952,835

	Par	Value
Healthcare Services (1.0%)
UnitedHealth Group Inc. 2.297% 03/02/09 (a)	$1,000,000	$999,313
		5,611,597
Energy (0.4%)
Oil & Gas (0.4%)
Conoco Funding Co. 6.350% 10/15/11	400,000	426,482
Financials (17.2%)
Banks (9.6%)
American Express Centurion Bank 5.200% 11/26/10	750,000	725,173
Capital One Bank USA 5.000% 06/15/09	800,000	791,797
Citigroup, Inc. 4.125% 02/22/10	850,000	816,577
Credit Suisse USA, Inc. 6.125% 11/15/11	785,000	799,335
Comerica Bank 2.303% 08/24/11 (a)	1,000,000	718,131
Deutsche Bank AG London 4.875% 05/20/13	625,000	610,978
Goldman Sachs Group, Inc. 2.886% 02/06/12 (a)	1,000,000	853,799
6.650% 05/15/09 (c)	500,000	495,000
HSBC Finance Corp. 2.598% 08/09/11 (a)	850,000	728,948
JPMorgan Chase & Co. 4.600% 01/17/11	750,000	754,476
Merrill Lynch & Co., Inc. 4.250% 02/08/10 (e)	800,000	782,993
Morgan Stanley 1.393% 01/18/11 (a)	1,000,000	870,690
National Westminster Bank PLC 7.375% 10/01/09	641,000	630,282
		9,578,179
Commercial Banks (3.1%)
KeyBank NA 7.000% 02/01/11	500,000	494,536
National City Bank/ Cleveland OH 4.250% 01/29/10	1,800,000	1,786,345
Westpac Banking Corp. 1.409% 01/25/10 (a)(b)	772,000	770,880
		3,051,761

See Accompanying Notes to Financial Statements.
34

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Diversified Financial Services (2.0%)
General Electric Capital Corp. 1.209% 01/26/11 (a)	$1,000,000	$949,774
John Deere Capital Corp. 2.739% 08/19/10 (a)	1,000,000	961,119
Lehman Brothers Holdings, Inc. 2.871% 03/23/09 (c)(d)	750,000	105,000
		2,015,893
Insurance (1.5%)
Berkshire Hathaway Finance Corp. 1.654% 01/11/11 (a)	1,500,000	1,477,863
Savings & Loans (1.0%)
Wachovia Mortgage FSB 2.342% 03/02/09 (a)	1,000,000	997,018
		17,120,714
Industrials (1.0%)
Transportation (1.0%)
Union Pacific Corp. 3.875% 02/15/09	1,000,000	1,000,630
Information Technology (1.5%)
Computers (1.5%)
Hewlett-Packard Co. 2.006% 06/15/09 (a)	1,000,000	999,184
International Business Machines Corp. 4.375% 06/01/09	500,000	501,848
		1,501,032
Utilities (3.0%)
Electric (2.0%)
Consolidated Edison Co. of New York, Inc. 4.700% 06/15/09	500,000	503,020
7.150% 12/01/09	500,000	515,700
Duke Energy Carolinas LLC 4.500% 04/01/10	1,000,000	1,007,769
		2,026,489

	Par	Value
Gas (1.0%)
Sempra Energy 4.750% 05/15/09	$1,000,000	$994,288
		3,020,777
Total Corporate Fixed-Income Bonds & Notes (Cost of $36,086,925)		34,635,115
Asset-Backed Securities (17.3%)
Advanta Business Card Master Trust 5.300% 05/21/12	1,000,000	974,624
AmeriCredit Automobile Receivables Trust 3.930% 10/06/11	254,126	234,831
5.190% 11/06/11	894,507	877,909
5.210% 10/06/11	357,100	349,057
5.420% 08/08/11	1,121,217	1,041,351
Bank One Issuance Trust 3.940% 04/16/12	2,000,000	2,010,548
Bay View Auto Trust 4.550% 02/25/14	531,533	531,232
5.010% 06/25/14	229,997	229,989
Capital One Prime Auto Receivables Trust 4.990% 09/15/10	96,978	96,981
Carmax Auto Owner Trust 5.150% 02/15/11	1,225,923	1,210,853
Centex Home Equity 6.540% 01/25/32 (a)	174,126	9,889
CIT Equipment Collateral 5.070% 02/20/10	299,808	299,392
5.160% 02/20/13	600,000	598,659
Citibank Credit Card Issuance Trust 5.300% 05/20/11	1,000,000	1,003,893
CNH Equipment Trust 5.200% 06/15/10	70,282	70,253
5.200% 08/16/10	212,680	212,479
Drive Auto Receivables Trust 5.300% 07/15/11 (b)	129,941	129,512
5.490% 04/15/11 (b)	34,994	34,892
Ford Credit Floorplan Master Owner Trust 0.513% 06/15/11 (a)	700,000	677,702
GMAC Mortgage Corp. Loan Trust 6.310% 05/25/36	177,466	158,867

See Accompanying Notes to Financial Statements.
35

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Par	Value
Asset-Backed Securities (continued)
GS Auto Loan Trust 4.450% 05/17/10	$24,070	$24,075
Household Automotive Trust 5.280% 09/17/11	728,013	715,938
5.300% 11/17/11	809,649	790,082
5.430% 06/17/11	372,278	366,222
Long Beach Auto Receivables Trust 4.972% 10/15/11	624,671	610,422
5.170% 08/15/11	679,352	665,830
Nomura Asset Acceptance Corp. 0.529% 01/25/36 (a)(b)	59,948	49,376
Residential Funding Mortgage Securities II, Inc. 0.509% 09/25/35 (a)	13,073	12,922
Santander Drive Auto Receivables Trust 5.050% 09/15/11	488,481	478,572
Triad Auto Receivables Owner Trust 4.220% 06/12/12	481,452	436,081
4.280% 06/14/10	16,443	16,416
4.770% 01/12/11	119,412	118,448
5.260% 11/14/11	736,247	713,465
5.410% 08/12/11	543,527	529,530
World Omni Auto Receivables Trust 4.130% 03/15/11	925,000	915,314
Total Asset-Backed Securities (cost of $17,662,589)		17,195,606
Government & Agency Obligations (9.8%)
Foreign Government Obligations (0.5%)
Svensk Exportkredit AB 4.000% 06/15/10	500,000	511,990
U.S. Government Agencies (9.3%)
Federal Farm Credit Bank 2.750% 05/04/10	1,000,000	1,018,826
Federal Home Loan Bank 2.204% 02/19/10 (a)(f)	3,000,000	3,004,077
2.435% 03/09/09	50,000	50,095
5.000% 02/26/09	127,500	127,884
Federal Home Loan Mortgage Corp. 4.250% 07/15/09	500,000	508,359
5.000% 06/11/09 (f)	1,500,000	1,523,961

	Par	Value
Federal National Mortgage Association 4.250% 05/15/09	$3,000,000	$3,031,140
		9,264,342
Total Government & Agency Obligations (Cost of $9,757,155)		9,776,332
Collateralized Mortgage Obligations (4.7%)
Agency (1.8%)
Federal Home Loan Mortgage Corp. 4.000% 05/15/14	16,722	16,746
4.000% 07/15/24	76,523	76,567
4.500% 11/15/16	168,975	171,257
5.000% 07/15/14	59,259	59,275
5.000% 11/15/15	92,431	93,760
5.000% 02/15/16	326,283	331,846
5.000% 05/15/26	166,964	168,785
5.500% 02/15/24	136,991	138,219
Federal National Mortgage Association 4.500% 03/25/13	9,938	9,925
5.500% 11/25/26	648,553	660,032
6.000% 01/25/31	4,888	4,881
		1,731,293
Non-Agency (2.9%)
Axon Financial Funding Ltd. 5.960% 04/04/17 (a)(b)(c)(g)(h)	1,750,000	17,500
Bear Stearns Alt-A Trust 0.609% 12/25/46 (a)	721,086	145,706
Granite Master Issuer PLC 0.519% 12/17/54 (a)(c)	750,000	112,500
Indymac Index Mortgage Loan Trust 0.629% 04/25/37 (a)	290,824	42,884
JPMorgan Mortgage Trust 5.500% 04/25/36	259,610	237,291
Kildare Securities Ltd. 2.249% 12/10/43 (a)(b)	805,976	767,243
Leek Finance PLC 1.635% 12/21/38 (a)(b)	1,464,720	1,071,582
Opteum Mortgage Acceptance Corp. 5.470% 12/25/35 (a)	4,433	4,393

See Accompanying Notes to Financial Statements.
36

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Par	Value
Collateralized Mortgage Obligations (continued)
Washington Mutual, Inc. 4.834% 10/25/35 (a)	$500,759	$409,406
6.250% 07/25/36	119,207	96,651
		2,905,156
Total Collateralized Mortgage Obligations (Cost of $8,226,210)		4,636,449
Mortgage-Backed Securities (1.4%)
Federal Home Loan Mortgage Corp. 5.063% 02/01/36 (a)	949,123	945,549
Federal National Mortgage Association 4.843% 03/01/34 (a)	410,900	413,912
Total Mortgage-Backed Securities (Cost of $1,356,220)		1,359,461
Municipal Bond (0.5%)
LA Public Facilities Authority Cleco Power LLC Series 2008, 7.000% 12/01/38 (a)	500,000	504,560
Total Municipal Bond (Cost of $500,000)		504,560
	Shares
Securities Lending Collateral (4.3%)
State Street Navigator Securities Lending Prime Portfolio (i) (7 day yield of 1.900%)	4,354,425	4,354,425
Total Securities Lending Collateral (Cost of $4,354,425)		4,354,425
	Par
Short-Term Obligations (29.9%)
Commercial Paper (22.6%)
ABN Amro Bank NV Chicago 3.080% 03/09/09	$1,000,000	1,000,000
Banco Bilbao Vizcaya 2.230% 02/12/09	2,000,000	2,000,000
Barclays Bank PLC 3.080% 04/21/09 (j)	1,000,000	1,003,923
Barton Capital Corp. 1.520% 02/24/09	1,500,000	1,498,543

	Par	Value
Commercial Paper (continued)
Chariot Funding LLC 0.400% 02/20/09	$1,500,000	$1,499,683
Danske Corp. 1.450% 03/17/09	1,500,000	1,497,342
Fairway Finance Corp. 0.530% 04/17/09	1,000,000	997,767
Gemini Securitization Corp., LLC 2.850% 02/09/09	500,000	499,683
Gotham Funding Corp. 1.550% 03/12/09	1,500,000	1,497,481
Harris Trust & Savings 1.710% 10/30/09	1,000,000	998,579
Nordea North America, Inc. 2.100% 03/05/09	2,000,000	1,996,267
Oakland Alameda County College 0.850% 02/02/09	1,000,000	1,000,000
Sheffield Receivable 0.300% 02/17/09	1,000,000	999,867
Thames Asset Global Securitization, Inc. 0.900% 03/12/09	1,000,000	999,025
UBS AG Stamford Branch 1.600% 03/17/09	1,500,000	1,500,000
1.570% 03/18/09	1,000,000	1,000,000
UBS Finance (Delaware) 1.390% 04/06/09	1,000,000	998,229
Victory Receivables 0.500% 02/11/09	1,500,000	1,499,792
		22,486,181
U.S. Government Agencies (5.0%)
Federal Home Loan Bank (k) 07/20/09	2,000,000	1,995,426
Federal Home Loan Mortgage Corp. (k) 02/23/09	3,000,000	2,995,233
		4,990,659
Repurchase Agreement (1.0%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/30/09, due 02/02/09 at 0.210%, collateralized by a U.S. Government Agency Obligation maturing 06/28/10, market value $996,093 (repurchase proceeds $976,017)	976,000	976,000

See Accompanying Notes to Financial Statements.
37

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Par	Value
Short-Term Obligations (continued)
Variable Rate Demand Notes (1.3%)
CA Los Angeles Community College District Series 2008 F-2, 3.049% 08/01/09	$1,275,000	$1,282,879
Total Short-Term Obligations (Cost of $29,725,064)		29,735,719
Total Investments (102.7%) (Cost of $107,668,588) (l)		102,197,667
Obligation to Return Collateral for Securities Loaned (-4.3%)		(4,354,425)
Other Assets & Liabilities, Net (1.6%)		1,626,161
Net Assets (100.0%)		$99,469,403

Notes to Schedule of Investments:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at January 31, 2009.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2009, these securities, which are not illiquid except for the following, amounted to $3,992,844, which represents 4.0% of net assets.

Security	Acquisition Date	Par	Cost	Value
Axon Financial Funding Ltd., 5.960% 04/04/17	04/04/07	$1,750,000	$1,750,000	$17,500

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. The value of these securities amounted to $730,000, which represents 0.7% of net assets.

(d)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At January 31, 2009, the value of this security amounted to $105,000, which represents 0.1% of net assets.

(e)  Investments in affiliates during the six month period ended January 31, 2009:

Security name:	Merrill Lynch & Co., Inc., 4.250% 02/08/10
Par as of 07/31/08:	$800,000
Par purchased:	$-
Par sold:	$-
Par as of 01/31/09:	$800,000
Net realized gain :	$-
Interest income earned:	$2,724
Value at end of period:	$782,993

  Merrill Lynch & Co., Inc. became an affiliate on January 1, 2009.

(f)  All or a portion of this security was on loan at January 31, 2009. The total market value of securities on loan at January 31, 2009 is $4,265,322.

(g)  The issuer is in default of certain debt covenants. Income is not being accrued. At January 31, 2009, the value of these securities amounted to $17,500, which represents less than 0.1% of net assets.

(h)  Security issued by a structured investment vehicle.

(i)  Investment made with cash collateral received from securities lending activity.

(j)  The rate shown represents the discount rate at the date of purchase.

(k)  Zero coupon bond.

(l)  Cost for federal income tax purposes is $107,855,719.

At January 31, 2009, the asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Corporate Fixed-Income Bonds & Notes	34.8
Asset-Backed Securities	17.3
Government & Agency Obligations	9.8
Collateralized Mortgage Obligations	4.7
Mortgage-Backed Securities	1.4
Municipal Bond	0.5
68.5
Securities Lending Collateral	4.3
Obligation to Return Collateral for Securities Loaned	(4.3)
Short-Term Obligations	29.9
Other Assets & Liabilities, Net	1.6
100.0

See Accompanying Notes to Financial Statements.
38

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Par (a)		Value
Corporate Fixed-Income Bonds & Notes (86.5%)
Basic Materials (8.4%)
Chemicals (1.7%)
Agricultural Chemicals (1.1%)
Mosaic Co. 7.625% 12/01/16 (b)		$305,000	$286,700
Terra Capital, Inc. 7.000% 02/01/17		175,000	159,250
			445,950
Chemicals-Diversified (0.6%)
Huntsman International LLC 6.875% 11/15/13 (b)	EUR	165,000	82,394
7.875% 11/15/14		260,000	135,200
			217,594
			663,544
Forest Products & Paper (1.8%)
Paper & Related Products (1.8%)
Cascades, Inc. 7.250% 02/15/13		250,000	141,250
Domtar Corp. 7.125% 08/15/15		405,000	295,650
Georgia-Pacific Corp. 8.000% 01/15/24		300,000	219,000
NewPage Corp. 10.000% 05/01/12		70,000	26,950
			682,850
Iron/Steel (2.4%)
Steel-Producers (2.4%)
Russel Metals, Inc. 6.375% 03/01/14		300,000	234,000
Steel Dynamics, Inc. 7.750% 04/15/16 (b)		500,000	400,000
United States Steel Corp. 7.000% 02/01/18		445,000	318,990
			952,990
Metals & Mining (2.5%)
Diversified Minerals (0.6%)
FMG Finance Ltd. 10.625% 09/01/16 (b)		365,000	237,250

	Par (a)	Value
Metal-Diversified (1.9%)
Freeport-McMoRan Copper & Gold, Inc. 8.375% 04/01/17 (c)	$880,000	$730,400
		967,650
		3,267,034
Communications (16.1%)
Media (6.4%)
Broadcast Services/Programs (0.4%)
Liberty Media LLC 8.250% 02/01/30	365,000	178,317
Cable TV (4.8%)
Cablevision Systems Corp. 8.000% 04/15/12	115,000	110,975
CSC Holdings, Inc. 7.625% 04/01/11	270,000	268,650
DirecTV Holdings LLC 6.375% 06/15/15	635,000	596,900
EchoStar DBS Corp. 6.625% 10/01/14 (c)	975,000	887,250
		1,863,775
Multimedia (1.2%)
Lamar Media Corp. 7.250% 01/01/13	165,000	135,713
Quebecor Media, Inc. 7.750% 03/15/16	415,000	325,775
		461,488
		2,503,580
Telecommunication Services (9.7%)
Cellular Telecommunications (2.2%)
Digicel Ltd. 9.250% 09/01/12 (b)	220,000	193,600
MetroPCS Wireless, Inc. 9.250% 11/01/14	265,000	245,456
Nextel Communications, Inc. 7.375% 08/01/15	380,000	178,600
Wind Acquisition Financial SA 10.750% 12/01/15 (b)	250,000	222,500
		840,156
Satellite Telecommunications (1.5%)
Inmarsat Finance PLC 7.625% 06/30/12	65,000	60,775
10.375% 11/15/12	240,000	237,600

See Accompanying Notes to Financial Statements.
39

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Satellite Telecommunications (continued)
Intelsat Corp. 9.250% 06/15/16 (b)	$305,000	$279,075
		577,450
Telecommunication Equipment (0.5%)
Lucent Technologies, Inc. 6.450% 03/15/29	515,000	172,525
Telecommunication Services (0.5%)
Time Warner Telecom Holdings, Inc. 9.250% 02/15/14	220,000	201,300
Telephone-Integrated (5.0%)
Citizens Communications Co. 7.875% 01/15/27	585,000	433,632
Qwest Communications International, Inc. 7.500% 02/15/14	230,000	196,650
Qwest Corp. 7.500% 10/01/14	580,000	527,800
7.500% 06/15/23	100,000	74,000
Windstream Corp. 7.000% 03/15/19	250,000	221,250
8.625% 08/01/16	510,000	502,350
		1,955,682
		3,747,113
		6,250,693
Consumer Cyclical (6.3%)
Apparel (0.5%)
Apparel Manufacturers (0.5%)
Levi Strauss & Co. 9.750% 01/15/15	235,000	193,581
Auto Parts & Equipment (1.1%)
Auto/Truck Parts & Equipment-Original (0.2%)
TRW Automotive, Inc. 7.000% 03/15/14 (b)	175,000	83,125
Auto/Truck Parts & Equipment-Replacement (0.1%)
Commercial Vehicle Group, Inc. 8.000% 07/01/13	100,000	45,000

	Par (a)	Value
Rubber-Tires (0.8%)
Goodyear Tire & Rubber Co. 8.625% 12/01/11	$81,000	$77,355
9.000% 07/01/15	255,000	235,238
		312,593
		440,718
Entertainment (0.3%)
Music (0.3%)
WMG Acquisition Corp. 7.375% 04/15/14	210,000	133,350
Home Builders (0.8%)
Building-Residential/Commercial (0.8%)
KB Home 5.875% 01/15/15	450,000	308,250
Lodging (1.6%)
Casino Hotels (0.7%)
MGM Mirage 7.500% 06/01/16	490,000	264,600
Gambling (Non-Hotel) (0.9%)
Mashantucket Western Pequot Tribe 8.500% 11/15/15 (b)	370,000	127,650
Seminole Indian Tribe of Florida 7.804% 10/01/20 (b)	260,000	208,192
		335,842
		600,442
Retail (2.0%)
Retail-Apparel/Shoe (0.7%)
Phillips-Van Heusen Corp. 7.250% 02/15/11	170,000	159,375
8.125% 05/01/13	95,000	85,975
		245,350
Retail-Hypermarkets (0.3%)
New Albertson's, Inc. 8.000% 05/01/31	165,000	127,050

See Accompanying Notes to Financial Statements.
40

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Retail-Propane Distributors (1.0%)
AmeriGas Partners LP 7.125% 05/20/16	$305,000	$280,600
7.250% 05/20/15	90,000	83,250
Inergy LP/Inergy Finance Corp. 8.750% 03/01/15 (b)	25,000	23,625
		387,475
		759,875
		2,436,216
Consumer Non-Cyclical (12.7%)
Agriculture (0.7%)
Tobacco (0.7%)
Reynolds American, Inc. 7.625% 06/01/16	305,000	266,120
Beverages (1.2%)
Beverages-Wine/Spirits (1.2%)
Constellation Brands, Inc. 8.125% 01/15/12	465,000	461,512
Biotechnology (0.7%)
Medical-Biomedical/Gene (0.7%)
Bio-Rad Laboratories, Inc. 7.500% 08/15/13	305,000	277,550
Commercial Services (3.0%)
Commercial Services (0.6%)
Iron Mountain, Inc. 8.000% 06/15/20	270,000	249,750
Funeral Services & Related Items (0.9%)
Service Corp. International 6.750% 04/01/16	100,000	89,750
7.375% 10/01/14	265,000	253,075
		342,825
Private Corrections (1.5%)
Corrections Corp. of America 6.250% 03/15/13	415,000	403,587
GEO Group, Inc. 8.250% 07/15/13	200,000	176,000
		579,587
		1,172,162

	Par (a)	Value
Food (1.1%)
Food-Dairy Products (0.4%)
Dean Foods Co. 7.000% 06/01/16	$175,000	$161,875
Food-Meat Products (0.2%)
Smithfield Foods, Inc. 7.750% 07/01/17	105,000	71,138
Food-Miscellaneous/Diversified (0.5%)
Del Monte Corp. 6.750% 02/15/15	225,000	211,500
		444,513
Healthcare Products (0.6%)
Medical Products (0.6%)
Biomet, Inc. PIK, 10.375% 10/15/17	255,000	226,950
Healthcare Services (3.3%)
Medical-Hospitals (3.3%)
Community Health Systems, Inc. 8.875% 07/15/15	190,000	182,875
HCA, Inc. 9.250% 11/15/16	270,000	257,850
PIK, 9.625% 11/15/16 (c)	1,015,000	852,600
		1,293,325
Household Products/Wares (0.3%)
Consumer Products-Miscellaneous (0.3%)
American Greetings Corp. 7.375% 06/01/16	190,000	110,200
Pharmaceuticals (1.8%)
Medical-Drugs (0.8%)
Elan Finance PLC 6.149% 11/15/11 (d)	110,000	81,400
8.875% 12/01/13	225,000	162,000
Warner Chilcott Corp. 8.750% 02/01/15	70,000	65,450
		308,850

See Accompanying Notes to Financial Statements.
41

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Pharmacy Services (1.0%)
Omnicare, Inc. 6.750% 12/15/13	$410,000	$378,225
		687,075
		4,939,407
Energy (15.6%)
Coal (2.0%)
Arch Western Finance LLC 6.750% 07/01/13	500,000	473,750
Massey Energy Co. 6.875% 12/15/13	350,000	306,250
		780,000
Oil & Gas (8.9%)
Oil & Gas Drilling (0.4%)
Pride International, Inc.
7.375% 07/15/14	180,000	172,800
Oil Companies-Exploration & Production (7.6%)
Chesapeake Energy Corp. 6.375% 06/15/15	790,000	667,550
9.500% 02/15/15	50,000	49,000
Cimarex Energy Co. 7.125% 05/01/17	210,000	181,650
KCS Energy, Inc. 7.125% 04/01/12	200,000	174,000
Newfield Exploration Co. 6.625% 09/01/14	345,000	308,775
6.625% 04/15/16	185,000	163,725
OPTI Canada, Inc. 8.250% 12/15/14	485,000	223,100
PetroHawk Energy Corp. 7.875% 06/01/15 (b)	175,000	146,562
Pioneer Natural Resources Co. 5.875% 07/15/16	185,000	143,581
Quicksilver Resources, Inc. 7.125% 04/01/16	420,000	289,800
Range Resources Corp. 7.500% 05/15/16	335,000	314,900
Southwestern Energy Co. 7.500% 02/01/18 (b)	305,000	288,225
		2,950,868

	Par (a)	Value
Oil Refining & Marketing (0.9%)
Frontier Oil Corp. 8.500% 09/15/16	$130,000	$123,500
Tesoro Corp. 6.625% 11/01/15	295,000	231,944
		355,444
		3,479,112
Pipelines (4.7%)
Atlas Pipeline Partners LP 8.125% 12/15/15	255,000	173,400
Colorado Interstate Gas Co. 6.800% 11/15/15	116,000	108,170
El Paso Corp. 6.875% 06/15/14	430,000	396,675
7.250% 06/01/18	140,000	128,100
El Paso Performance-Linked Trust 7.750% 07/15/11 (b)	110,000	105,325
Kinder Morgan Finance Co. ULC 5.700% 01/05/16	485,000	418,313
MarkWest Energy Partners LP 6.875% 11/01/14	320,000	233,600
8.500% 07/15/16	70,000	51,275
Williams Companies, Inc. 7.625% 07/15/19	50,000	47,625
8.125% 03/15/12	150,000	148,500
		1,810,983
		6,070,095
Financials (1.4%)
Diversified Financial Services (0.3%)
Special Purpose Entity (0.3%)
Goldman Sachs Capital II 5.793% 12/29/49 (d)	300,000	107,733
Insurance (0.6%)
Property/Casualty Insurance (0.6%)
Crum & Forster Holdings Corp. 7.750% 05/01/17	290,000	218,950
Real Estate Investment Trusts (REITs) (0.5%)
REITS-Hotels (0.5%)
Host Marriott LP 6.375% 03/15/15	260,000	208,000
		534,683

See Accompanying Notes to Financial Statements.
42

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Industrials (15.6%)
Aerospace & Defense (2.4%)
Aerospace/Defense-Equipment (0.9%)
BE Aerospace, Inc. 8.500% 07/01/18	$315,000	$296,100
Moog, Inc. 7.250% 06/15/18 (b)	55,000	49,225
		345,325
Electronics-Military (1.5%)
L-3 Communications Corp. 5.875% 01/15/15	160,000	146,400
6.375% 10/15/15	480,000	450,000
		596,400
		941,725
Electrical Components & Equipment (1.0%)
Wire & Cable Products (1.0%)
Belden, Inc. 7.000% 03/15/17	175,000	133,000
General Cable Corp. 3.810% 04/01/15 (d)	145,000	97,150
7.125% 04/01/17	215,000	172,000
		402,150
Electronics (0.6%)
Electronic Components-Miscellaneous (0.6%)
Flextronics International Ltd. 6.250% 11/15/14	300,000	231,750
Environmental Control (1.5%)
Non-Hazardous Waste Disposal (1.5%)
Allied Waste North America, Inc. 7.125% 05/15/16	580,000	565,500
Machinery-Construction & Mining (1.0%)
Machinery-Construction & Mining (1.0%)
Terex Corp. 8.000% 11/15/17	455,000	377,650
Machinery-Diversified (1.1%)
Machinery-General Industry (1.1%)
Manitowoc Co., Inc. 7.125% 11/01/13	250,000	200,000

	Par (a)	Value
Machinery-General Industry (continued)
Westinghouse Air Brake Technologies Corp. 6.875% 07/31/13	$250,000	$226,250
		426,250
Miscellaneous Manufacturing (2.2%)
Diversified Manufacturing Operators (1.8%)
Bombardier, Inc. 6.300% 05/01/14 (b)	475,000	384,750
Koppers Holdings, Inc. (e) 11/15/14 (9.875% 11/15/09)	145,000	119,806
Trinity Industries, Inc. 6.500% 03/15/14	220,000	184,800
		689,356
Miscellaneous Manufacturing (0.4%)
American Railcar Industries, Inc. 7.500% 03/01/14	215,000	149,425
		838,781
Packaging & Containers (2.6%)
Containers-Metal/Glass (2.6%)
Crown Americas LLC & Crown Americas Capital Corp. 7.750% 11/15/15	370,000	373,700
Owens-Illinois, Inc. 7.500% 05/15/10	405,000	409,050
Silgan Holdings, Inc. 6.750% 11/15/13	270,000	244,350
		1,027,100
Transportation (3.2%)
Transportation-Marine (1.9%)
Navios Maritime Holdings, Inc. 9.500% 12/15/14	200,000	117,000
Stena AB 7.500% 11/01/13	460,000	325,450
Teekay Corp. 8.875% 07/15/11	310,000	278,225
		720,675
Transportation-Railroad (0.6%)
Kansas City Southern de Mexico SA de CV 7.375% 06/01/14	280,000	240,800

See Accompanying Notes to Financial Statements.
43

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Transportation-Services (0.7%)
Bristow Group, Inc. 7.500% 09/15/17	$400,000	$292,000
		1,253,475
		6,064,381
Utilities (10.4%)
Electric (10.4%)
Electric-Generation (4.0%)
AES Corp. 7.750% 03/01/14	305,000	290,512
8.000% 10/15/17	265,000	249,100
Edison Mission Energy 7.000% 05/15/17	575,000	534,750
Intergen NV 9.000% 06/30/17 (b)	525,000	488,250
		1,562,612
Electric-Integrated (2.9%)
CMS Energy Corp. 6.875% 12/15/15	185,000	169,185
Ipalco Enterprises, Inc. 7.250% 04/01/16 (b)	285,000	263,625
TXU Energy Co. LLC 3.906% 10/10/14 (d)(f)	561,071	390,225
3.961% 10/10/14 (d)(f)	5,000	3,478
5.888% 10/10/14 (d)(f)	421,429	293,104
		1,119,617
Independent Power Producer (3.5%)
Dynegy Holdings, Inc. 7.125% 05/15/18	445,000	318,175
Mirant North America LLC 7.375% 12/31/13	490,000	472,850
NRG Energy, Inc. 7.375% 02/01/16	230,000	219,075
NSG Holdings LLC/NSG Holdings, Inc. 7.750% 12/15/25 (b)	415,000	336,150
		1,346,250
		4,028,479
Total Corporate Fixed-Income Bonds & Notes (Cost of $40,424,085)		33,590,988

	Par (a)	Value
Municipal Bond (0.4%)
Virginia (0.4%)
VA Tobacco Settlement Financing Corp. Series 2007 A1, 6.706% 06/01/46	$275,000	$150,906
Total Municipal Bond (Cost of $274,976)		150,906
Convertible Bond (0.1%)
Industrials (0.1%)
General Cable Corp. 0.875% 11/15/13	85,000	54,400
Total Convertible Bond (Cost of $45,308)		54,400
Short-Term Obligation (10.6%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/30/09, due 02/02/09 at 0.210%, collateralized by a U.S. Government Agency Obligation maturing 06/28/10, market value $4,179,483 (repurchase proceeds $4,094,072)	4,094,000	4,094,000
Total Short-Term Obligation (Cost of $4,094,000)		4,094,000
Total Investments (97.6%) (Cost of $44,838,369) (g)		37,890,294
Other Assets & Liabilities, Net (2.4%)		920,057
Net Assets (100.0%)		$38,810,351

See Accompanying Notes to Financial Statements.
44

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

Notes to Schedule of Investments:

(a)  Principal amount is stated in U.S. dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2009, these securities, which are not illiquid except for the following, amounted to $4,206,223, which represents 10.8% of net assets.

Security	Acquisition Date	Par	Cost	Value
Seminole Indian Tribe of Florida 7.804% 10/01/20	09/26/07	$260,000	$263,643	$208,192

(c)  A portion of these securities are pledged as collateral for a credit default swap contract. At January 31, 2009, the market value of the pledged securities amounted to $2,323,000.

(d)  The interest rate shown on floating rate or variable rate securities reflects the rate at January 31, 2009.

(e)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next coupon rate to be paid and the date the security will begin accruing at this rate.

(f)  Loan participation agreement.

(g)  Cost for federal income tax purposes is $45,013,699.

Forward foreign currency exchange contract outstanding on January 31, 2009 is:

Forward Foreign Currency Exchange Contract to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation
EUR	$79,365	$81,670	02/19/09	$2,305

The following table shows the undiscounted maximum potential payment by the Fund as the seller of credit protection in a credit default swap contract:

Type of Reference Assets On Which the Fund Sold Credit Protection	Total Maximum Potential Payment For Selling Credit Protection (Undiscounted)	Amount Recoverable(1)	Reference Asset Rating Range(2)
High Yield Indexes	$1,980,000	$–	BB to B

(1)  The Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

(2)  The reference asset rating range represents the Standard & Poor's equivalent of the ratings of all the securities included in the index. The lower the reference asset rating, the greater the likelihood of default of the securities in the index.

At January 31, 2009, the asset allocation of the Fund was as follows:

Asset Allocation	% of Net Assets
Communications	16.1
Industrials	15.7
Energy	15.6
Consumer Non-Cyclical	12.7
Utilities	10.4
Basic Materials	8.4
Consumer Cyclical	6.3
Financials	1.4
Municipal Bond	0.4
87.0
Short-Term Obligation	10.6
Other Assets & Liabilities, Net	2.4
100.0

Acronym	Name
	EUR	Eur	o

PIK		Payment-In-Kind

At January 31, 2009, the Fund had entered into the following credit default swap contract:

Swap Counterparty	Referenced Obligation	Receive Buy/Sell Protection	Fixed Rate	Expiration Date	Notional Amount	Upfront Premiums Received	Value of Contract
JPMorgan	CDX.NA.HY.11	Sell	5.000%	12/20/13	$1,980,000	$486,750	$(500,698)

See Accompanying Notes to Financial Statements.
45

STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2009 (Unaudited)

	CMG Core Bond Fund	CMG Short Term Bond Fund	CMG Ultra Short Term Bond Fund	CMG High Yield Fund
ASSETS:
Unaffiliated investments, at identified cost	$84,475,316	$214,931,481	$105,898,344	$40,744,369
Repurchase agreements, at cost	12,289,000	20,633,000	976,000	4,094,000
Affiliated investments, at identified cost	648,219	594,192	794,244	-
Total investments, at cost	97,412,535	236,158,673	107,668,588	44,838,369
Unaffiliated investments, at value (including securities on loan of 6,405,987, $14,595,772, $ $4,265,322 and $-, respectively)	$82,055,328	$208,429,040	$100,438,674	$33,796,294
Repurchase agreement, at value	12,289,000	20,633,000	976,000	4,094,000
Affiliated investments, at value	622,946	596,215	782,993	-
Total investments, at value	94,967,274	229,658,255	102,197,667	37,890,294
Cash	160	22	10,002	1,972
Unrealized appreciation on forward foreign currency exchange contract	-	-	-	2,305
Receivable for:
Investments sold	2,417,378	-	-	2,751,822
Fund shares sold	50,000	2,329,999	1,383,929	-
Interest	515,770	1,460,524	541,547	747,121
Securities lending	6,811	14,142	1,885	-
Expense reimbursement due from investment advisor	4,710	5,180	5,160	5,978
Trustees' deferred compensation plan	8,336	10,073	8,440	12,157
Total Assets	97,970,439	233,478,195	104,148,630	41,411,649
LIABILITIES:
Collateral on securities loaned	6,561,635	14,890,015	4,354,425	-
Open credit default swap contract (Upfront premiums received $486,750)	-	-	-	500,698
Payable for:
Investments purchased	1,272,942	1,242,562	-	1,928,476
Investments purchased on a delayed delivery basis	10,217,258	4,109,444	-	-
Fund shares repurchased	27,000	20,000	-	-
Futures variation margin	-	7,563	-	-
Distributions	176,261	747,981	264,841	118,971
Investment advisory fee	17,141	42,817	19,605	12,456
Trustees' fees	2,678	1,209	2,281	2,906
Audit fee	24,134	23,255	23,257	25,569
Legal fee	1,556	4,324	6,378	65
Trustees' deferred compensation plan	8,336	10,073	8,440	12,157
Total liabilities	18,308,941	21,099,243	4,679,227	2,601,298
NET ASSETS	$79,661,498	$212,378,952	$99,469,403	$38,810,351
NET ASSETS CONSIST OF:
Paid-in capital	$85,885,659	$224,651,519	$108,984,023	$66,279,812
Overdistributed net investment income	(40,800)	(662,238)	(294,703)	(269,513)
Accumulated net realized loss	(3,738,100)	(5,152,457)	(3,748,996)	(20,239,005)
Net unrealized appreciation (depreciation) on:
Investments	(2,445,261)	(6,500,418)	(5,470,921)	(6,948,075)
Foreign currency translations	-	-	-	2,187
Credit default swap contracts	-	-	-	(15,055)
Futures contracts	-	42,546	-	-
NET ASSETS	$79,661,498	$212,378,952	$99,469,403	$38,810,351
Shares of capital stock outstanding	8,190,272	18,969,072	10,946,839	6,544,080
Net asset value, offering and redemption price per share	$9.73	$11.20	$9.09	$5.93

See Accompanying Notes to Financial Statements.
46

STATEMENTS OF OPERATIONS

For the Six Months Ended January 31, 2009 (Unaudited)

	CMG Core Bond Fund	CMG Short Term Bond Fund	CMG Ultra Short Term Bond Fund	CMG High Yield Fund
INVESTMENT INCOME:
Interest	$2,020,041	$5,089,484	$2,033,039	$1,640,460
Interest from affiliates	20,956	12,375	2,724	-
Securities lending	43,036	58,089	23,729	-
Total investment income	2,084,033	5,159,948	2,059,492	1,640,460
Expenses:
Investment advisory fee	100,018	250,858	132,739	77,892
Trustees' fees	9,266	9,202	8,396	7,350
Audit fee	19,731	20,471	18,995	22,617
Other expenses	5,132	7,956	7,020	5,459
Total expenses	134,147	288,487	167,150	113,318
Fees waived or expenses reimbursed by investment advisor	(33,953)	(37,569)	(34,492)	(35,223)
Net expenses	100,194	250,918	132,658	78,095
Net investment income	1,983,839	4,909,030	1,926,834	1,562,365
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY, FUTURES CONTRACTS AND CREDIT DEFAULT SWAP CONTRACTS:
Net realized gain (loss) on:
Investments	(507,885)	(161,449)	(97,397)	(3,661,638)
Foreign currency transactions and forward foreign currency exchange contracts	-	-	-	30,384
Futures contracts	-	80,324	-	-
Credit default swap contracts	-	-	-	1,107
Net realized loss	(507,885)	(81,125)	(97,397)	(3,630,147)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,097,293)	(5,109,484)	(2,309,368)	(3,928,495)
Foreign currency translations and forward foreign currency exchange contracts	-	-	-	1,430
Futures contracts	-	42,546	-	-
Credit default swap contracts	-	-	-	(15,055)
Net change in unrealized appreciation (depreciation)	(1,097,293)	(5,066,938)	(2,309,368)	(3,942,120)
Net loss	(1,605,178)	(5,148,063)	(2,406,765)	(7,572,267)
NET INCREASE (DECREASE) RESULTING FROM OPERATIONS	$378,661	$(239,033)	$(479,931)	$(6,009,902)

See Accompanying Notes to Financial Statements.
47

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Core Bond Fund		CMG Short Term Bond Fund
	(Unaudited) Six Months Ended January 31, 2009	Year Ended July 31, 2008	(Unaudited) Six Months Ended January 31, 2009	Year Ended July 31, 2008
Increase (decrease) in net assets
Operations:
Net investment income	$1,983,839	$4,470,337	$4,909,030	$8,177,268
Net realized gain (loss) on investments and futures contracts	(507,885)	(998,360)	(81,125)	38,391
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(1,097,293)	(458,717)	(5,066,938)	(1,030,404)
Net increase (decrease) resulting from operations	378,661	3,013,260	(239,033)	7,185,255
Distributions to shareholders:
From net investment income	(2,008,701)	(4,651,794)	(5,293,875)	(8,705,705)
Net capital stock transactions	(6,832,748)	22,089,503	12,368,405	68,632,114
Total increase (decrease) in net assets	(8,462,788)	20,450,969	6,835,497	67,111,664
NET ASSETS:
Beginning of period	88,124,286	67,673,317	205,543,455	138,431,791
End of period	$79,661,498	$88,124,286	$212,378,952	$205,543,455
Overdistibuted net investment income at end of period	$(40,800)	$(15,938)	$(662,238)	$(277,393)

See Accompanying Notes to Financial Statements.
48

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Ultra Short Term Bond Fund		CMG High Yield Fund
	(Unaudited) Six Months Ended January 31, 2009	Year Ended July 31, 2008	(Unaudited) Six Months Ended January 31, 2009	Year Ended July 31, 2008
Increase (decrease) in net assets
Operations:
Net investment income	$1,926,834	$5,578,370	$1,562,365	$3,737,639
Net realized gain (loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and credit default swap contracts	(97,397)	(1,876,094)	(3,630,147)	(2,410,581)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and credit default swap contracts	(2,309,368)	(2,191,777)	(3,942,120)	263,527
Net increase (decrease) resulting from operations	(479,931)	1,510,499	(6,009,902)	1,590,585
Distributions to shareholders:
From net investment income	(2,150,863)	(5,705,300)	(1,693,575)	(3,778,512)
Net capital stock transactions	5,505,179	(52,002,839)	816,512	(14,287,932)
Total increase (decrease) in net assets	2,874,385	(56,197,640)	(6,886,965)	(16,475,859)
NET ASSETS:
Beginning of period	96,595,018	152,792,658	45,697,316	62,173,175
End of period	$99,469,403	$96,595,018	$38,810,351	$45,697,316
Overdistibuted net investment income at end of period	$(294,703)	$(70,674)	$(269,513)	$(138,303)

See Accompanying Notes to Financial Statements.
49

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY

	CMG Core Bond Fund
	(Unaudited) Six Months Ended January 31, 2009		Year Ended July 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Subscriptions	1,056,814	10,253,619	4,024,573	40,729,229
Distributions reinvested	78,449	754,864	156,722	1,588,459
Redemptions	(1,867,985)	(17,841,231)	(2,008,322)	(20,228,185)
Net increase (decrease)	(732,722)	(6,832,748)	2,172,973	22,089,503
	CMG Short Term Bond Fund
	(Unaudited) Six Months Ended January 31, 2009		Year Ended July 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Subscriptions	6,259,149	70,438,649	10,954,738	127,068,209
Distributions reinvested	49,273	550,959	115,417	1,341,771
Redemptions	(5,219,925)	(58,621,203)	(5,139,763)	(59,777,866)
Net increase	1,088,497	12,368,405	5,930,392	68,632,114
	CMG Ultra Short Term Bond Fund
	(Unaudited) Six Months Ended January 31, 2009		Year Ended July 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Subscriptions	5,658,223	52,117,825	4,274,964	40,228,402
Distributions reinvested	9,181	83,698	88,630	835,828
Redemptions	(5,116,327)	(46,696,344)	(9,893,831)	(93,067,069)
Net increase (decrease)	551,077	5,505,179	(5,530,237)	(52,002,839)
	CMG High Yield Fund
	(Unaudited) Six Months Ended January 31, 2009		Year Ended July 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Subscriptions	909,756	5,553,846	1,692,130	12,887,905
Distributions reinvested	139,696	839,512	261,129	1,950,122
Redemptions	(887,425)	(5,576,846)	(3,886,936)	(29,125,959)
Net increase (decrease)	162,027	816,512	(1,933,677)	(14,287,932)

See Accompanying Notes to Financial Statements.
50

NOTES TO FINANCIAL STATEMENTS

January 31, 2009 (Unaudited)

Note 1.  Organization

Columbia Funds Institutional Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains only to the following diversified funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

  CMG Core Bond Fund
  CMG Short Term Bond Fund
  CMG Ultra Short Term Bond Fund
  CMG High Yield Fund

Shares of the Funds are available for purchase by institutional investors investing directly in the Funds, by institutional investors investing in the Funds as an advisory client of Columbia Management Advisors, LLC ("Columbia"), the Funds' investment adviser, and by institutional investors investing in the Funds as an advisory client of Bank of America, N.A. Please see the Funds' prospectuses for further details, including applicable investment minimums.

Investment objectives. CMG Core Bond Fund seeks to provide investors a high level of current income consistent with capital preservation. CMG Short Term Bond Fund seeks to provide investors a high level of current income consistent with a high degree of stability of principal. CMG Ultra Short Term Bond Fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. CMG High Yield Fund seeks a high level of current income. Capital appreciation is a secondary objective of the CMG High Yield Fund when consistent with a high level of current income.

Fund shares. The Trust may issue an unlimited number of shares of beneficial interest which are offered continuously at net asset value.

Note 2.  Significant accounting policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security valuation. Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

51

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2009 (Unaudited)

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Credit default swap contracts are marked to market daily based upon quotations from market makers. Quotations obtained from independent pricing services use information provided by market makers.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset values. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

On August 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

52

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2009 (Unaudited)

The following tables summarize the inputs used, as of January 31, 2009, in valuing each Funds' assets:
CMG Core Bond Fund
Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$22,857,201	$-
Level 2—Other Significant Observable Inputs	72,110,073	-
Level 3—Significant Unobservable Inputs	-	-

Total	$94,967,274	$-
CMG Short Term Bond Fund

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$21,067,719	$42,546
Level 2—Other Significant Observable Inputs	208,528,285	-
Level 3—Significant Unobservable Inputs	62,251	-

Total	$229,658,255	$42,546

*Other financial instruments consist of futures contracts which are not included in the Schedule of Investments.

The following table reconciles asset balances for the six month period ending January 31, 2009, in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of July 31, 2008	$76,207	$-
Accretion of Discounts/Amortization of Premiums	23	-
Realized gain (loss)	126	-
Change in unrealized depreciation	(6,737)	-
Net purchases/sales	(7,368)	-
Transfers into and/or out of Level 3	-	-

Balance as of January 31, 2009	$62,251	$-

The change in unrealized losses attributable to securities owned at January 31, 2009 which were valued using significant unobservable inputs (Level 3) amounted to $6,737. This amount is included in net change in unrealized depreciation on the Statement of Changes in Net Assets.

53

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2009 (Unaudited)

CMG Ultra Short Term Bond Fund
Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$4,354,425	$-
Level 2—Other Significant Observable Inputs	97,218,242	-
Level 3—Significant Unobservable Inputs	625,000	-

Total	$102,197,667	$-

The following table reconciles asset balances for the six month period ending January 31, 2009 in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of July 31, 2008	$1,774,238	$-
Accretion of Discounts/Amortization of Premiums	-	-
Realized gain	804	-
Change in unrealized depreciation	(550,150)	-
Net sales	(195,929)	-
Transfers out of Level 3	(403,963)	-

Balance as of January 31, 2009	$625,000	$-

The change in unrealized losses attributable to securities owned at January 31, 2009 which were valued using significant unobservable inputs (Level 3) amounted to $549,069. This amount is included in net change in unrealized depreciation on the Statement of Changes in Net Assets.

CMG High Yield Fund
Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$-	$-
Level 2—Other Significant Observable Inputs	37,890,294	(498,393)
Level 3—Significant Unobservable Inputs	-	-

Total	$37,890,294	$(498,393)

*Other financial instruments consist of a forward foreign currency exchange contract and a credit default swap contract which are not included in the Schedule of Investments.

The tables reconciling asset balances for which significant unobservable inputs (Level 3) were used in determining value reflect fiscal year to date activity for any securities for which Level 3 inputs were used at either the beginning or the end of the current fiscal period.

Security transactions. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

54

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2009 (Unaudited)

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities–an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Funds' financial statement disclosures.

In September 2008, FASB Staff Position 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45 and Clarification of the Effective Date of FASB Statement No. 161 ("Amendment"), was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund's credit derivatives and hybrid financial instruments containing embedded credit derivatives.

Futures contracts. The Funds may invest in futures for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction by Columbia of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statements of Assets and Liabilities at any given time.

Upon entering into a futures contract, a Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed or expires.

Forward foreign currency exchange contracts. Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. Certain Funds may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. Certain Funds may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to hedge the Funds' investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Repurchase agreements. Each Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions

55

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2009 (Unaudited)

on each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Loan participations and commitments. CMG High Yield Fund may invest in loan participations. When CMG High Yield Fund purchases a loan participation, CMG High Yield Fund typically enters into a contractual relationship with the lender or third party selling such participation ("Selling Participant"), but not the borrower. However, CMG High Yield Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between CMG High Yield Fund and the borrower. CMG High Yield Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Credit default swaps. The Funds may engage in credit default swap transactions for hedging purposes or to seek to increase total return. Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. The Funds may receive an upfront payment as the protection seller or make an upfront payment as the protection buyer.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps are marked to market daily based on quotations from market makers and any change is recorded as unrealized appreciation/depreciation on the Funds' Statement of Assets and Liabilities. Periodic payments received or made are recorded as realized gain or loss and premiums received or made are amortized on the Statements of Operations. Gains or losses are realized as a result of a credit event or termination of the contract. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Funds' custodian in compliance with the terms of the swap contract.

By entering into these agreements, the Funds could be exposed to risks in excess of the amounts recorded on the Statements of Assets and Liabilities. Risks include the possibility that there will be no liquid market for these agreements, or that the counterparty to an agreement will default on its obligation to perform.

Delayed delivery securities. Each Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. Each Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury inflation protected securities. The Funds may invest in treasury inflation protected securities ("TIPS"). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid. These adjustments are recorded as interest income on the Statements of Operations.

Stripped securities. Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience

56

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2009 (Unaudited)

greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Foreign currency translations and transactions. The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statements of Operations.

Income recognition. Interest income is recorded on an accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Funds become aware of such, net of any non-reclaimable tax withholdings.

Expenses. General expenses of the Trust are allocated to the Funds and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to such Fund.

Federal income tax status. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to shareholders. Distributions from net investment income are declared daily and distributed monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification. In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against a Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

57

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2009 (Unaudited)

Note 3.  Federal tax information

The tax character of distributions paid during the year ended July 31, 2008 was as follows:

	Ordinary Income*	Long-Term Capital Gains
CMG Core Bond Fund	$4,651,794	$-
CMG Short Term Bond Fund	8,705,705	-
CMG Ultra Short Term Bond Fund	5,705,300	-
CMG High Yield Fund	3,778,512	-

*For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at January 31, 2009, based on cost of investments for federal income tax purposes, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
CMG Core Bond Fund	$1,463,221	$(3,958,393)	$(2,495,172)
CMG Short Term Bond Fund	1,687,409	(8,666,307)	(6,978,898)
CMG Ultra Short Term Bond Fund	240,957	(5,899,009)	(5,658,052)
CMG High Yield Fund	153,691	(7,277,096)	(7,123,405)

The following capital loss carryforwards, determined as of July 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2009	2010	2012	2013	2014	2015	2016	Total
CMG Core Bond Fund	$-	$-	$-	$-	$304,526	$1,461,747	$399,785	$2,166,058
CMG Short Term Bond Fund	-	2,365,257	19,156	25,391	989,127	899,128	650,370	4,948,429
CMG Ultra Short Term Bond Fund	-	-	29,640	47,961	627,248	685,751	213,699	1,604,299
CMG High Yield Fund	6,776,032	2,987,019	-	-	-	3,691,106	835,787	14,289,944

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2008, post-October capital losses attributed to security transactions were deferred to August 1, 2008, as follows:

Capital Losses
CMG Core Bond Fund	$958,625
CMG Short Term Bond Fund	57,876
CMG Ultra Short Term Bond Fund	2,047,300
CMG High Yield Fund	2,310,873

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 ("FIN 48"), management determines whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is

58

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2009 (Unaudited)

measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for each Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Funds' financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4.  Fees and compensation paid to affiliates

Investment advisory fee. Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Funds. In rendering investment advisory services to the Funds, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Each Fund's investment advisory fee is a unified fee. Columbia, out of the unified fee it receives from the Funds, pays all accounting fees, legal fees, transfer agent fees, custody fees, expenses of the Chief Compliance Officer, the commitment fee for the line of credit (see Note 6) and miscellaneous expenses of the Funds. The unified fee does not include brokerage fees, taxes, fees and expenses of the independent Trustees (including legal counsel fees), audit fees, interest expense associated with any borrowings by the Funds or extraordinary expenses, if any. The unified fees are paid monthly to Columbia based on each Fund's average daily net assets at the following annual rates:

CMG Core Bond Fund	0.25%
CMG Short Term Bond Fund	0.25%
CMG Ultra Short Term Bond Fund	0.25%
CMG High Yield Fund	0.40%

Pricing and bookkeeping fees. The Funds have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. The pricing and bookkeeping fees for each Fund are payable by Columbia.

Transfer agent fee. Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The transfer agent fees for the Funds are payable by Columbia. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds or Columbia.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

59

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2009 (Unaudited)

Fee waivers and expense reimbursements. Columbia has contractually agreed to waive its management fee and, to the extent necessary, bear other expenses of each Fund through November 30, 2009, so that the ordinary operating expenses incurred by the Funds will not exceed the following annual rates (exclusive of any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, based on each Fund's average daily net assets:

CMG Core Bond Fund	0.25%
CMG Short Term Bond Fund	0.25%
CMG Ultra Short Term Bond Fund	0.25%
CMG High Yield Fund	0.40%

There is no guarantee that these arrangements will continue after November 30, 2009.

Fees paid to officers and trustees. All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, are charged their pro-rata share of the expenses associated with the Chief Compliance Officer. The expenses of the Chief Compliance Officer charged to each Fund are payable by Columbia.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

Note 5.  Portfolio information

For the six month period ended January 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Funds were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
CMG Core Bond Fund	$81,830,737	$92,035,918	$14,797,755	$13,833,626
CMG Short Term Bond Fund	40,009,005	29,208,082	27,925,387	35,458,703
CMG Ultra Short Term Bond Fund	6,942,774	6,280,055	29,997,635	38,625,863
CMG High Yield Fund	-	-	9,853,443	8,472,437

Note 6.  Line of credit

The Funds and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets. Prior to October 16, 2008, the Funds and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted,

60

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2009 (Unaudited)

unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended January 31, 2009, the Funds did not borrow under these arrangements.

Note 7.  Securities lending

Each Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Funds. Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their right to dispose of the collateral, there may be a potential loss to the Funds. The Funds bear the risk of loss with respect to the investment of collateral.

Note 8. Shares of beneficial interest

As of January 31, 2009, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. The percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
CMG Core Bond Fund	89.5
CMG Short Term Bond Fund	95.8
CMG Ultra Short Term Bond Fund	98.6
CMG High Yield Fund	78.9

As of January 31, 2009, CMG Core Bond Fund had one account holder that held 10.4% of the shares outstanding over which BOA and/or any of its affiliates did not have investment discretion.

As of January 31, 2009, CMG High Yield Fund had one account holder that held 12.4% of the shares outstanding over which BOA and/or any of its affiliates did not have investment discretion.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

61

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2009 (Unaudited)

Note 9. Significant risks and contingencies

Sector focus risk. Certain Funds may focus their investments in certain sectors, subjecting them to greater risk than a fund that is less focused.

High yield securities risk. Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Foreign securities risk. There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Asset-backed securities risk. The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-backed securities risk. The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Funds to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Legal proceedings. CMG Funds are not named as parties to any regulatory proceedings or litigation. Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things,

62

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2009 (Unaudited)

to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

63

BOARD CONSIDERATION AND APPROVAL OF
ADVISORY AGREEMENTS

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2008 meeting, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October, 2008. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall

64

conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted the performance of each fund through April 30, 2008 relative to that of a peer group selected by an independent third-party data provider for purposes of performance comparisons. Specifically, CMG Core Bond Fund's performance was in the second quintile (where the best performance would be in the first quintile) for the one-, three- and ten-year periods, and in the first quintile for the three-year period; CMG Short Term Bond Fund's performance was in the first quintile for the one-, three-, five- and ten-year periods; Columbia Ultra Short Term Bond Fund's performance was in the third quintile for the one- and five-year periods, and in the second quintile for the three-year period; and CMG High Yield Fund's performance was in the first quintile for the one- and ten-year periods, in the fourth quintile for the three-year period, and in the fifth quintile for the five-year period.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a

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number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered each fund's total expenses and actual management fees relative to those of a peer group selected by an independent third-party data provider for the purposes of expense comparisons. Specifically, CMG Core Bond Fund's total expenses and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile); CMG Short Term Bond Fund's total expenses and actual management fees were in the first quintile; CMG Ultra Short Term Bond's total expenses and actual management fees were in the first quintile; and CMG High Yield Fund's total expenses and actual management fees were in the first quintile.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

■  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible

66

conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2009.

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SUMMARY OF MANAGEMENT FEE EVALUATION BY
INDEPENDENT FEE CONSULTANT

[EXCERPTS FROM:] REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.  Performance rankings were similar in 2007 and 2008, although last year's were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.  The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

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8.  A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.  The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the fourth or fifth quintiles. The higher actual management fee rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.  The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). In investment categories in which the Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees' Fee and Performance Evaluation Process

14.  The Trustees' evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

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G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this "hybrid" method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.  In 2007, CMG's complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship between fund size and profitability, with smaller funds generally operating at a loss.

21.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

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4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

* * *

Respectfully submitted,
Steven E. Asher

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COLUMBIA FUNDS INSTITUTIONAL TRUST

ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS, 02111-2621

- INVESTMENT ADVISOR -

COLUMBIA MANAGEMENT ADVISORS, LLC
100 FEDERAL STREET
BOSTON, MASSACHUSETTS 02110-2624

- LEGAL COUNSEL -

ROPES & GRAY LLP
ONE INTERNATIONAL PLACE
BOSTON, MASSACHUSETTS 02110-2624

- TRANSFER AGENT -

COLUMBIA MANAGEMENT SERVICES, INC.
P.O. BOX 8081
BOSTON, MASSACHUSETTS 02266-8081

SHC-44/5757-0109 (03/09) 09-73945

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

©2009 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621

CMG ENHANCED S&P 500® INDEX FUND
CMG LARGE CAP GROWTH FUND
CMG LARGE CAP VALUE FUND
CMG MID CAP GROWTH FUND
CMG MID CAP VALUE FUND
CMG SMALL CAP GROWTH FUND
CMG SMALL CAP VALUE FUND
CMG SMALL/MID CAP FUND
CMG INTERNATIONAL STOCK FUND
PORTFOLIOS OF COLUMBIA FUNDS INSTITUTIONAL TRUST

Semiannual Report
January 31, 2009

NOT FDIC INSURED NOT BANK ISSUED	May Lose Value No Bank Guarantee

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. The funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Management Advisors, LLC ("CMA") is an SEC-registered investment advisor and an indirect, wholly-owned subsidiary of Bank of America Corporation and is part of Columbia Management.

Table of Contents

Fund Profile

CMG Enhanced S&P 500® Index Fund	1

CMG Large Cap Growth Fund	5

CMG Large Cap Value Fund	9

CMG Mid Cap Growth Fund	13

CMG Mid Cap Value Fund	17

CMG Small Cap Growth Fund	21

CMG Small Cap Value Fund	25

CMG Small/Mid Cap Fund	29

CMG International Stock Fund	33

Financial Statements

Financial Highlights	37

Schedules of Investments	46

Statements of Assets and Liabilities	88

Statements of Operations	90

Statements of Changes in Net Assets	92

Notes to Financial Statements	100

Board Consideration and Approval of Advisory Agreements	113

Summary of Management Fee Evaluation by Independent Fee Consultant	117

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a CMG Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular CMG Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period that ended January 31, 2009, CMG Enhanced S&P 500® Index Fund returned negative 32.65%. In an environment of sharply declining stock prices and weak economic conditions, the fund held up somewhat better than the S&P 500 Index,1 which returned negative 33.95%, and the average fund in its peer group, the Lipper Large-Cap Core Funds Classification,2 which returned negative 33.92% over the same period. Stock selection in the financials, energy and consumer discretionary sectors aided performance relative to the index, as did industry allocation decisions within those sectors. Stock selection within the materials, utilities and industrial sectors hampered returns relative to the index.

•  Within the financials sector, the fund had less exposure than the index to diversified financials and regional banks, and no exposure to some of the worst performing names within those groups, which helped the fund sidestep some steep declines. In the energy sector, performance was negative in absolute terms. However, a decision to overweight integrated oil and gas companies, such as Chevron (2.3% of net assets), and underweight oil and gas equipment and service companies, helped the fund stem some losses as the former held up better than the latter in an environment of falling oil prices. In the consumer discretionary sector, which was a poor performer overall, a decision to overweight Apollo Group (0.7% of net assets), an educational services company, was rewarded. A slumping economy increased demand for supplemental educational services and the stock returned more than 30% for the period.

  Within the materials sector, a brutal reversal in commodity prices hurt Freeport-McMoRan Copper & Gold (no longer held), and the fund's overweight relative to the index detracted from returns. An overweight in Ryder System (0.8% of net assets), a trucking company, in the industrials sector amplified the impact of the stock's significant decline in the portfolio. The utilities sector held up better than most other sectors as investors were attracted to its relative stability and dividend payments. However, the fund had less exposure than the index to the sector, which detracted from performance.

•  With consumer spending in decline and job losses on the rise, the outlook for the US economy is cloudy, at best, through the middle of 2009. However, history shows that during previous economic cycles the stock market has risen well before an economic recovery takes

1  The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

  "Standard & Poor's" and "S&P" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the Advisor. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

hold. Investors have tended to move into riskier assets while the economy was still in recession because they anticipated a recovery and a more favorable environment for riskier asset classes. And when the stock market turns around, it has historically produced quick and substantial gains. Consider, for example, that even though the economy was still in the throes of major recessions in 1982 and 1991, the Standard & Poor's 500 Index gained more than 21% and 30%, respectively, for those same years. There's no guarantee that history will repeat itself. However, if you have a long-term plan for investing—and the patience to stay with it during volatile times—history is on your side.

Portfolio Management

Brian M. Condon has managed the fund since 2009 and has been associated with the advisor or its predecessors or affiliate organizations since 2009.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2009 were:

(%)
Exxon Mobil	5.2
Procter & Gamble	2.5
Microsoft	2.3
Johnson & Johnson	2.3
Chevron	2.3
AT&T	2.0
International Business Machines	1.9
Boston Scientific	1.8
Pfizer	1.6
Amgen	1.5

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in the fund also includes market risk and tracking error risk. Unlike the S&P 500 Index, the fund incurs administrative expenses and transaction costs in trading stocks. The composition of the S&P 500 Index and the stocks held by the fund will diverge.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of January 31, 2009 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Enhanced S&P 500® Index Fund	05/05/03	-32.65	-38.13	-3.59	0.38
S&P 500 Index		-33.95	-38.63	-4.24	-0.07

Average annual total return as of December 31, 2008 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Enhanced S&P 500® Index Fund	05/05/03	-27.72	-36.77	-1.75	1.81
S&P 500 Index		-28.48	-37.00	-2.19	1.49

Index performance is from May 5, 2003.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.25% and 0.30%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 11/30/09.

Performance of a $3,000,000 investment, May 5, 2003 to January 31, 2009

The chart above compares the results of a hypothetical minimum initial $3,000,000 investment in the fund to the index during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES – CMG Enhanced S&P 500® Index Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2008 – January 31, 2009

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	673.49	1,023.95	1.05	1.28	0.25

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period that ended January 31, 2009, CMG Large Cap Growth Fund returned negative 35.79%. By comparison, the Russell 1000 Growth Index1 and the Lipper Large-Cap Growth Funds Classification2 average returned negative 34.31% and negative 35.61%, respectively. Stocks fell sharply across all sectors, hurt by a slowing global economy, deteriorating housing market and tight credit. Although there was no place to find shelter in a declining market, we kept our focus on large-cap companies with above-average earnings growth, attractive stock valuations, strong competitive positions and solid balance sheets, favoring companies less sensitive to the economic slowdown.

•  Investments in the energy, financials and industrials sectors hurt performance. Slowing global demand resulted in a dramatic decline in oil and gas prices, which, in turn, pressured energy stock prices. Among the biggest detractors were Schlumberger, an oil field service company, and Transocean, an offshore driller (1.6% and 0.5% of net assets, respectively). Stock selection and a modest overweight in financials, where stocks fell significantly, also hurt returns. Among our worst performers were asset managers, whose assets under management contracted as the stock market declined. In industrials, companies such as SPX (0.5% of net assets), a diversified manufacturer with overseas sales, suffered as corporate spending slowed globally and the US dollar strengthened. Technology stocks, about 30% of assets, did further damage to returns, as slower corporate and consumer spending caused a sharp drop in stock prices. Detractors included QUALCOMM (1.9% of net assets), which makes semiconductor chips for cell phones and smart phones.

•  The fund's consumer discretionary holdings held up better than the sector average, in part because of a focus on less economically sensitive companies. Among the strongest performers were for-profit education enterprises, such as Apollo Group (0.6% of net assets), which benefited from rising enrollment trends. Utilities stock selection also helped stem losses. Gainers elsewhere included Goodrich (0.5% of net assets), an aviation parts supplier that rebounded late in the year.

•  We expect recent monetary and fiscal stimulus measures to help stimulate the economy at some point. When that happens will depend, we believe, on when the banks step up lending. Going forward, we plan to add selectively to more economically sensitive names, which should be among the first beneficiaries in a market recovery. We believe current valuations offer attractive opportunities to add to stock positions that we favor.

1  The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Management

John T. Wilson, lead manager for CMG Large Cap Growth Fund, has managed or co-managed the fund since 2005 and has been associated with the advisor or its predecessors or affiliate organizations since 2005.

Roger R. Sullivan has co-managed the fund since 2005 and has been associated with the advisor or its predecessors or affiliate organizations since 2005.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2009 were:

(%)
Google	3.4
Microsoft	2.8
Coca-Cola	2.4
Hewlett-Packard	2.4
Apple	2.4
International Business Machines	2.3
Abbott Laboratories	2.1
Philip Morris International	2.1
Cisco Systems	2.0
Wal-Mart Stores	2.0

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of January 31, 2009 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Large Cap Growth Fund	09/10/03	-35.79	-36.98	-3.93	-2.23
Russell 1000 Growth Index		-34.31	-36.44	-4.76	-2.84

Average annual total return as of December 31, 2008 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Large Cap Growth Fund	09/10/03	-34.04	-39.93	-2.60	-1.32
Russell 1000 Growth Index		-32.31	-38.44	-3.42	-1.98

Index performance is from September 10, 2003.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.50% and 0.65%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 11/30/09.

Performance of a $3,000,000 investment, September 10, 2003 to January 31, 2009

The chart above compares the results of a hypothetical minimum initial $3,000,000 investment in the fund to the index during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES – CMG Large Cap Growth Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2008 – January 31, 2009

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	642.08	1,022.68	2.07	2.55	0.50

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.50%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period that ended January 31, 2009, CMG Large Cap Value Fund returned negative 33.04%. The fund's benchmark, the Russell 1000 Value Index,1 returned negative 35.10%. The average return of its peer group, the Lipper Multi-Cap Value Funds Classification,2 was negative 35.21%. In a challenging environment for companies across all market sectors, stock selection helped the fund stem some losses relative to its benchmark.

•  The fund's stock selection within financials helped it hold up better than the index during the period. The fund had more exposure to JPMorgan Chase (3.8% of net assets), which did not lose as much ground as many other stocks in the sector, and had less exposure than the index to Citigroup, which, prior to being sold by the fund, was among the worst performers during the period. Within the consumer discretionary sector, we had more exposure to stocks that declined less than the average for the sector. For example, retailer Kohl's (1.4% of net assets) declined less than the average retailer as the company has done a better job of managing through the downturn and has generated good operating results. McDonald's (1.9% of net assets) lost some ground, but its loss was modest compared to the broader market, its industry and its sector. We did well to underweight the industrials sector as the global economy weakened, and we stemmed losses by focusing on companies with more favorable near term outlooks, including United Technologies (1.4% of net assets). Positive performance from California utility holding PG&E (1.5% of net assets) aided the fund's return.

•  Consumer staples holdings were hard hit during the period. Detractors in the food and personal product sectors included Smithfield, Tyson Foods and Avon Products (1.1% of net assets). We sold the first two during the period. Within the energy sector, the fund was hurt by Newfield Exploration, El Paso (0.3% and 0.4% of net assets, respectively) and Valero Energy, all of which suffered on investor concerns about access to capital and declining energy prices. In addition, our conviction in Valero's prospects waned. As a result, we exited the position.

•  Heading into 2009, value investors face the challenge of discerning between stocks where negative sentiment has overshadowed business fundamentals and those where the danger of further declines remains. Against this backdrop, we have positioned the fund to ride out the continuing storm of economic uncertainty by maintaining more exposure than the index to both consumer staples and health care, two sectors that historically have held up better than others during periods of weak consumer spending. Overall, we plan to continue to focus on companies that we believe have good valuations, the potential for margin expansion and are good stewards of capital.

1  The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ration and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Management

Lori J. Ensinger has co-managed the fund since 2005. She has been associated with the advisor or its predecessors or affiliate organizations since 2001.

Diane L. Sobin has co-managed the fund since 2005 and has been associated with the advisor or its predecessors or affiliate organizations since 2001.

David I. Hoffman has co-managed the fund since 2005 and has been associated with the advisor or its predecessors or affiliate organizations since 2001.

Noah J. Petrucci has co-managed the fund since 2005 and has been associated with the advisor or its predecessors or affiliate organizations since 2002.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2009 were:

(%)
Exxon Mobil	5.2
AT&T	3.8
JPMorgan Chase	3.8
Amgen	3.1
Johnson & Johnson	2.4
Procter & Gamble	2.1
U.S. Bancorp	2.0
Chevron	2.0
Wells Fargo	1.9
ConocoPhillips	1.9

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. The price of the company's stock may not approach the value the advisor has placed on it.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of January 31, 2009 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Large Cap Value Fund	09/10/03	-33.04	-39.57	-3.65	-1.59
Russell 1000 Value Index		-35.10	-41.78	-3.52	-0.95

Average annual total return as of December 31, 2008 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Large Cap Value Fund	09/10/03	-27.00	-37.23	-1.53	0.18
Russell 1000 Value Index		-26.93	-36.85	-0.79	1.34

Index performance is from September 10, 2003.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.50% and 0.70%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 11/30/09.

Performance of a $3,000,000 investment, September 10, 2003 to January 31, 2009

The chart above compares the results of a hypothetical minimum initial $3,000,000 investment in the fund to the index during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES – CMG Large Cap Value Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2008 – January 31, 2009

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	669.61	1,022.68	2.10	2.55	0.50

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.50%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period that ended January 31, 2009, CMG Mid Cap Growth Fund returned negative 41.03%. The fund's performance was slightly lower than the Russell Midcap Growth Index1 and Lipper Mid-Cap Growth Funds Classification average,2 which returned negative 40.69% and negative 40.07%, respectively. Stocks across all sectors were hit hard, as the global economy slowed, some major financial firms crumbled and credit markets tightened. In this environment, there was no place to hide as investors fled the stock market. However, we maintained our long-term focus on mid-sized companies with improving profit margins and returns on invested capital, as well as strong management teams and balance sheets.

•  Industrials, health care and materials stock selection hurt returns versus the index. Industrials, which were about 18% of assets, fell significantly as the global economic slowdown reduced capital spending. Detractors included McDermott International, an energy infrastructure company. It suffered from cost overruns and slower demand resulting from the sharp drop in oil and gas prices. We cut our losses and sold the position. In health care, contract research organizations (CROs), such as Charles River Laboratories International (0.7% of net assets), which conducts clinical research for pharmaceutical and biotechnology companies, declined as investors worried that economic weakness would dim business prospects. Within materials, agricultural stocks such as Potash Corp. of Saskatchewan (1.3% of net assets), a Canadian fertilizer company, fell as slowing global demand depressed commodity prices.

•  Although consumer discretionary and energy stocks generated losses for the period, the fund's returns from these sectors were not as low as those in the index. In consumer discretionary, we focused on companies that were not as sensitive to the current economic slowdown, including low-cost retailers and for-profit education companies. Apollo Group (1.1% of net assets), a for-profit education firm, rallied as unemployed workers returned to the classroom. Within energy, companies with strong production growth, such as natural gas producer Southwestern Energy (1.2% of net assets), held up better than the sector average of the index. Stock selection in the utilities and technology sectors also was modestly helpful in stemming losses.

•  We expect recent monetary and fiscal stimulus measures to aid the economy once the credit markets thaw and banks start lending more. Since stock prices have historically moved ahead of a recovery, we have begun selectively adding to more economically sensitive names. We remain hopeful that mid-cap stocks will offer greater stability than smaller-cap stocks if volatility continues and more return potential than large caps when the market rebounds.

1  The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Management

Wayne M. Collette has co-managed the fund since 2006 and has been associated with the advisor or its predecessors or affiliate organizations since 2001.

George J. Myers has co-managed the fund since 2006 and has been associated with the advisor or its predecessors or affiliate organizations since 2004.

Lawrence W. Lin has co-managed the fund since 2007 and has been associated with the advisor or its predecessors or affiliate organizations since 2006.

Brian D. Neigut has co-managed the fund since 2007 and has been associated with the advisor or its predecessors or affiliate organizations since 2007.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2009 were:

(%)
Stericycle	2.0
American Tower	1.8
ITT Educational Services	1.7
Express Scripts	1.6
Precision Castparts	1.3
Landstar System	1.3
Potash Corp. of Saskatchewan	1.3
Questar	1.2
Analog Devices	1.2
Yum! Brands	1.2

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of January 31, 2009 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Mid Cap Growth Fund	05/05/03	-41.03	-39.95	-2.27	1.82
Russell Midcap Growth Index		-40.69	-42.24	-3.86	1.74

Average annual total return as of December 31, 2008 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Mid Cap Growth Fund	05/05/03	-42.15	-43.90	-1.10	2.52
Russell Midcap Growth Index		-40.26	-44.32	-2.33	2.60

Index performance is from May 5, 2003.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.70% and 1.00%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 11/30/09.

Performance of a $3,000,000 investment, May 5, 2003 to January 31, 2009

The chart above compares the results of a hypothetical minimum initial $3,000,000 investment in the fund to the index during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES – CMG Mid Cap Growth Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2008 – January 31, 2009

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	589.71	1,021.68	2.80	3.57	0.70

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.70%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period that ended January 31, 2009, CMG Mid Cap Value Fund returned negative 38.70%. The fund's benchmark, the Russell Midcap Value Index,1 returned negative 38.92% for the period. The average return of the fund's peer group, the Lipper Mid-Cap Core Funds Classification, was negative 37.07%.2 The fund's cash position helped it outperform the benchmark, as did stock selection in the financial and materials sectors. However, sharply declining stock prices in all sectors resulted in disappointing performance for the fund, the index and its peer group.

•  Although financials lost significant ground for the period, the fund's holdings in the sector held up better than those of the index. In particular, the fund benefited from management's decision to increase exposure to commercial banks while decreasing exposure to diversified financials, which underperformed the rest of the sector. Both TCF Financial and Greenhill & Co. (1.8% and 0.7% of net assets, respectively) generated positive returns. In the utilities sector, PG&E and Wisconsin Energy (2.6% and 1.8% of net assets, respectively) also logged modest gains during the period. The fund had more exposure than the index to PG&E, which amplified the impact of its gain on relative returns.

•  Stock selection in the conglomerates and aerospace industries hampered the fund's relative returns. Aircraft leasing company AerCap Holdings and diversified manufacturer Textron (0.3% and 0.5% of net assets, respectively) were particular disappointments. In the health care sector, we exited a position in CIGNA on concerns that capital positions in the firm's subsidiaries and exposures in its insurance portfolio have clouded its near term outlook. In the materials sector, Weyerhaeuser (1.5% of net assets) underperformed as it cut its dividend and lowered its earnings outlook. However, we retained our overweight position in the stock because we see upside potential if the firm can deliver on several key initiatives. In technology services, the portfolio's underweight relative to the index hampered returns, as the industry outperformed the broader market. Stock selection within software also hampered the fund's relative return within the technology sector.

•  Heading into 2009, value investors face the challenge of discerning between stocks where negative sentiment has overshadowed business fundamentals and those where the danger of further declines remains. Against this backdrop, we have taken steps that we believe will position the fund to ride out the continuing storm of economic uncertainty. We reduced exposure to financials and utilities, where the fund already had less exposure than the index, and we initiated new positions in health care and energy, as our research indicates these areas may present opportunities to add good companies with promising outlooks. We sold

1  The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

positions where we no longer had strong conviction, which raised the fund's cash level to approximately 5%. Also in energy, we increased overall exposure by adding to existing positions across a variety of industries. We plan to continue to focus on companies that we believe have good valuations, the potential for margin expansion and are good stewards of capital.

Portfolio Management

Diane L. Sobin has co-managed the fund since 2004 and has been associated with the advisor or its predecessors or affiliate organizations since 2001.

David I. Hoffman has co-managed the fund since 2004 and has been associated with the advisor or its predecessors or affiliate organizations since 2001.

Lori J. Ensinger has co-managed the fund since 2004 and has been associated with the advisor or its predecessors or affiliate organizations since 2001.

Noah J. Petrucci has co-managed the fund since 2004 and has been associated with the advisor or its predecessors or affiliate organizations since 2002.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2009 were:

(%)
PG&E	2.6
Marsh & McLennan Companies	2.0
ACE Ltd.	1.9
Wisconsin Energy	1.8
Reinsurance Group of America	1.8
Sempra Energy	1.8
Ameriprise Financial	1.8
TCF Financial	1.8
Cullen/Frost Bankers	1.7
Williams Companies	1.7

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. The price of the company's stock may not approach the value the advisor has placed on it.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of January 31, 2009 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Mid Cap Value Fund	05/05/03	-38.70	-42.80	-2.98	1.15
Russell Midcap Value Index		-38.92	-42.17	-2.35	3.24

Average annual total return as of December 31, 2008 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Mid Cap Value Fund	05/05/03	-34.34	-42.13	-0.85	2.82
Russell Midcap Value Index		-32.67	-38.44	0.33	5.30

Index performance is from May 5, 2003.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.70% and 1.14%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 11/30/09.

Performance of a $3,000,000 investment, May 5, 2003 to January 31, 2009

The chart above compares the results of a hypothetical minimum initial $3,000,000 investment in the fund to the index during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES – CMG Mid Cap Value Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2008 – January 31, 2009

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	613.90	1,021.68	2.85	3.57	0.70

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.70%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period that ended January 31, 2009, CMG Small Cap Growth Fund returned negative 40.94%. For the same period, the Russell 2000 Growth Index and Russell 2000 Index1 returned negative 39.06% and negative 37.38%, respectively. The average return of the Lipper Small-Cap Growth Funds Classification2 was negative 38.60%. The stock market posted sharp losses across all sectors, as the economy slowed, unemployment rose and credit remained tight. The fund remained focused on companies with improving returns on invested capital, improving profit margins and strong balance sheets, but could not escape the downturn.

•  Stock selection in the materials, financials and health care sectors hampered relative returns. Within materials, agricultural companies, including Intrepid Potash (1.6% of net assets), declined sharply as the global economy weakened and demand slowed. Financials were hit hard by the stock market decline and problems related to the subprime mortgage crisis. Shares of Waddell & Reed Financial (0.8% of net assets), an asset management company in the Midwest, lost ground as assets under management fell in a declining market, hurting revenues. In health care, which represents over 27% of the Russell 2000 Growth Index, contract research organizations such as ICON (2.4% of net assets) in Ireland hindered performance, amid concerns that pharmaceutical and biotechnology firms would cut back on spending for clinical research. Technology stocks, 19.5% of net assets, also fell sharply, as corporations cut back on spending. Among the weakest performers was Vocus (0.8% of net assets), which provides online public relations software.

•  The fund stemmed some losses in the energy and consumer discretionary sectors. The standout in energy was CNX Gas, a natural gas company with assets in the Appalachian and Illinois basins. It rose 78%, fueled by strong production growth, rising earnings and the company's solid balance sheet. We locked in profits and sold the position. In the consumer discretionary sector, for-profit education companies aided returns, as unemployed workers returned to the classroom. Elsewhere, HEICO (0.6% of net assets), which supplies aerospace and automotive products, benefited from record sales and operating income.

•  Looking ahead, we believe that recent monetary and fiscal stimulus efforts have the potential to help stimulate economic growth. We further believe full recovery, however, is unlikely until the credit markets loosen up and banks begin lending more. With the expectation of

1  The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

improvement, we plan to add gradually to more economically sensitive companies, focusing on small-cap companies that have the ability to self-finance.

Portfolio Management

Wayne M. Collette has co-managed the fund since February 2006 and has been associated with the advisor or its predecessors or affiliate organizations since 2001.

George J. Myers has co-managed the fund since February 2006 and has been associated with the advisor or its predecessors or affiliate organizations since 2004.

Lawrence W. Lin has co-managed the fund since October 2007 and has been associated with the advisor or its predecessors or affiliate organizations since 2006.

Brian D. Neigut has co-managed the fund since October 2007 and has been associated with the advisor or its predecessors or affiliate organizations since 2007.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2009 were:

(%)
ICON	2.4
NuVasive	1.9
Alexion Pharmaceuticals	1.9
Solera Holdings	1.7
Concho Resources	1.6
Intrepid Potash	1.6
Psychiatric Solutions	1.5
Corinthian Colleges	1.5
Core Laboratories	1.5
OSI Pharmaceuticals	1.4

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of January 31, 2009 (%)

	Inception	6-month (cumulative)	1-year	5-year	10-year
CMG Small Cap Growth Fund	08/30/89	-40.94	-39.16	-1.17	4.36
Russell 2000 Growth Index		-39.06	-37.48	-4.86	-1.97
Russell 2000 Index		-37.38	-36.84	-4.06	1.68

Average annual total return as of December 31, 2008 (%)

	Inception	6-month (cumulative)	1-year	5-year	10-year
CMG Small Cap Growth Fund	08/30/89	-38.73	-43.32	1.00	4.76
Russell 2000 Growth Index		-32.51	-38.54	-2.35	-0.76
Russell 2000 Index		-26.94	-33.79	-0.93	3.02

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.80% and 1.06%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 11/30/09.

Performance of a $3,000,000 investment, February 1, 1999 to January 31, 2009

The chart above compares the results of a hypothetical minimum initial $3,000,000 investment in the fund to the indices during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES — CMG Small Cap Growth Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2008 – January 31, 2009

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	590.61	1,021.17	3.21	4.08	0.80

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period that ended January 31, 2009, CMG Small Cap Value Fund returned negative 33.44%. In an environment of sharply declining stock prices, contracting economic growth and shrinking profits, the fund held up somewhat better than its benchmarks and peer group. The Russell 2000 Value Index returned negative 35.72% and the Russell 2000 Index returned negative 37.38%.1 The average return of the Lipper Small-Cap Value Funds Classification2 was negative 36.73% over the same period. The fund's long-standing focus on small-cap companies with strong balance sheets and positive cash flows helped as access to credit tightened and stock prices plunged in the final months of the period. We believe that the fund was more defensively positioned than its peer group early on in the period, with more exposure to health care and consumer staples stocks.

•  A decision to underweight consumer discretionary stocks relative to the index helped stem losses because that sector was one of the period's weakest performers. In addition, the fund had little or no exposure to some of the weakest industries within the sector, namely media, autos and auto parts. In addition, stock selection aided performance, led by Monro Muffler Brake (0.6% of net assets), an auto repair chain, which benefited from strong execution, increased market share and an aging vehicle fleet. Stock selection in the tiny telecommunication services sector and in technology as well as a modest overweight in consumer staples further aided relative performance.

•  The fund lost ground versus the index on its investments in industrials and energy. In industrials, stock selection was weak in some of the better performing industries, namely construction and engineering and airlines. Among detractors was KHD Humboldt Wedag International (0.3% of net assets), a company that builds cement and processing plants overseas. It tumbled amid concerns that the global slowdown would hurt demand from emerging markets. An overweight in energy hurt results because energy stocks plummeted as oil prices fell. In the financials sector, the fund's exposure was in line with the sector's weight in the Russell 2000 Value Index, but its contribution to return was higher.

•  During the fourth quarter of 2008, we moved the portfolio to a more neutral position, reducing defensive holdings and adding opportunistically to high quality stocks that we believe would benefit from improved economic growth. In that regard, the fund headed into 2009 with modest overweights in technology, materials and industrials. Although the exact timing of an economic recovery remains uncertain, we believe that this overall positioning, with an emphasis on companies with solid balance sheets, strong cash flows and attractive valuations,

1  The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

should help the fund weather further volatility but also help it capture opportunity if the economy turns around.

Portfolio Management

Stephen D. Barbaro, lead manager, has managed or co-managed the fund since May 2003 and has been associated with the advisor or its predecessors or affiliate organizations since 1976.

Jeremy Javidi has co-managed the fund since August 2005 and has been associated with the advisor or its predecessors or affiliate organizations since 2000.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2009 were:

(%)
CH Energy Group	0.9
United America Indemnity	0.9
Weis Markets	0.8
Chemical Financial Group	0.8
Werner Enterprises	0.8
Potlatch	0.7
First Financial	0.7
CNA Surety	0.7
Navigators Group	0.7
First Citizens BancShares	0.7

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisors opinion, undervalued. The price of the company's stock may not approach the value the advisor has placed on it.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of January 31, 2009 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Small Cap Value Fund	05/05/03	-33.44	-34.51	-1.46	4.84
Russell 2000 Value Index		-35.72	-36.47	-3.43	3.11
Russell 2000 Index		-37.38	-36.84	-4.06	2.65

Average annual total return as of December 31, 2008 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Small Cap Value Fund	05/05/03	-21.33	-28.21	1.84	7.33
Russell 2000 Value Index		-21.17	-28.92	0.27	6.01
Russell 2000 Index		-26.94	-33.79	-0.93	4.85

Index performance is from May 5, 2003.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.80% and 1.09%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 11/30/09.

Performance of a $3,000,000 investment, May 5, 2003 to January 31, 2009

The chart above compares the results of a hypothetical minimum initial $3,000,000 investment in the fund to the indices during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES — CMG Small Cap Value Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2008 – January 31, 2009

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	665.62	1,021.17	3.36	4.08	0.80

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period that ended January 31, 2009, CMG Small/Mid Cap Fund returned negative 42.25%. The fund's benchmarks, the Russell 2500 Growth Index and the Russell 2500 Index1, returned negative 40.12% and negative 37.83%, respectively. The average return of the Lipper Mid-Cap Growth Funds Classification2 was negative 40.07%. In a very difficult market environment, stock selection detracted from returns relative to the fund's benchmarks. However, we maintained our focus on companies with improving returns on invested capital, improving profit margins and strong balance sheets, on the belief that these companies are positioned to rebound when the market environment improves. Our bias was towards less economically sensitive companies.

•  The fund's biggest disappointments were in the materials, industrials, energy and health care sectors. Materials stocks declined overall as slowing global demand depressed commodity prices. Within the sector, agricultural companies such as Potash Corp. of Saskatchewan (1.2% of net assets), a Canadian fertilizer company, were weak performers for the fund. Industrials stocks were hit hard as corporations scaled back on capital spending. McDermott International, an energy infrastructure company that we sold before period end, fell sharply as declining energy prices reduced demand for its services. In health care, contract research organizations, which conduct clinical research for pharmaceutical and biotechnology companies, were weak performers. Companies such as ICON, which is based in Ireland, and Charles River Laboratories International (1.2% and 0.7% of net assets, respectively), plunged in anticipation of slower demand for their services.

•  The fund held up better than the index in the energy and consumer discretionary sectors, where certain stocks bucked the market's downward trend. Of note were for-profit education companies such as ITT Educational Services (1.9% of net assets), which benefited as unemployed workers returned to the classroom and boosted enrollment. The fund also enjoyed strong gains from Aeropostale, a clothing retailer that reported solid sales growth, and Darden Restaurants, which operates the Olive Garden chain (0.6% and 0.8% of net assets, respectively).

•  Going forward, we expect to gradually increase the fund's stake in more economically sensitive companies. However, as long as credit remains tight, our focus will be on companies that are less reliant on the capital markets. As banks increase their lending activities, we believe that the economy has the potential to expand. We believe that smaller-cap stocks are

1  The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index measures the performance of the 2,500 smallest companies of the Russell 3000 Index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

well positioned to face an improved environment because historically they have often led the market as investors anticipate economic recovery.

Portfolio Management

Wayne M. Collette has co-managed the fund since February 2006 and has been associated with the advisor or its predecessors or affiliate organizations since 2001.

George J. Myers has co-managed the fund since February 2006 and has been associated with the advisor or its predecessors or affiliate organizations since 2004.

Lawrence W. Lin has co-managed the fund since October 2007 and has been associated with the advisor or its predecessors or affiliate organizations since 2006.

Brian D. Neigut has co-managed the fund since October 2007 and has been associated with the advisor or its predecessors or affiliate organizations since 2007.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2009 were:

(%)
Stericycle	2.0
Marvel Entertainment	1.9
ITT Educational Services	1.9
Solera Holdings	1.4
Chattem	1.3
NuVasive	1.3
Landstar Systems	1.2
Psychiatric Solutions	1.2
OSI Pharmaceuticals	1.2
Potash Corp. of Saskatchewan	1.2

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Investments in small- and mid-cap stocks may present special risks. They tend to be more volatile and may be less liquid than the stocks of larger companies. Small-cap stocks often have narrower markets, limited financial resources and tend to be more thinly traded than stocks of larger companies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of January 31, 2009 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Small/Mid Cap Fund	12/01/00	-42.25	-38.56	-1.43	-1.28
Russell 2500 Growth Index		-40.12	-40.14	-4.23	-2.34
Russell 2500 Index		-37.83	-38.74	-3.52	1.61

Average annual total return as of December 31, 2008 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Small/Mid Cap Fund	12/01/00	-41.22	-43.56	-0.11	-0.78
Russell 2500 Growth Index		-36.51	-41.50	-2.24	-1.61
Russell 2500 Index		-31.21	-36.79	-0.98	2.82

Index performance is from December 1, 2000.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.75% and 1.27%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 11/30/09.

Performance of a $3,000,000 investment, December 1, 2000 to January 31, 2009

The chart above compares the results of a hypothetical minimum initial $3,000,000 investment in the fund to the indices during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Russell 2500 Growth Index measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index measures the performance of the 2,500 smallest companies of the Russell 3000 Index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES — CMG Small/Mid Cap Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2008 – January 31, 2009

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	577.51	1,021.42	2.98	3.82	0.75

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period that ended January 31, 2009, CMG International Stock Fund returned negative 45.12%. The fund's benchmarks, the MSCI EAFE Index and the MSCI All Country World ex U.S. Index,1 returned negative 40.75% and negative 42.56%, respectively. The average return of the fund's peer group, the Lipper International Multi-Cap Core Funds Classification,2 was negative 40.61%. An overweight in China, a market that declined significantly in the face of the global economic slowdown, detracted from performance relative to the fund's benchmarks. An underweight in the United Kingdom (UK) also held back returns. The UK market is dominated by mega cap stocks which are more defensive and held up slightly better during the market downturn. Holdings in commodities-based industrial stocks were also disappointing, as demand for commodities fell off sharply.

•  During the period, we positioned the portfolio more defensively. An overweight relative to the MSCI EAFE Index in insurance was helpful, as insurance companies have been less affected by the troubles in the financial sector. An overweight relative to the MSCI EAFE Index in health care also aided performance, with Biovail (0.5% of net assets), a Canadian pharmaceutical company, generating a relatively strong return. The fund benefited from a decision to avoid Portugal and to underweight Greece for most of the period. Fast Retailing Company (0.5% of net assets) in Japan is among the individual companies that made relatively strong contributions to performance. Fast Retailing's low priced but fashionable clothing was popular as consumers became more cost conscious.

•  Governments around the world are seeking solutions to the global economic problems. Many have reduced interest rates, developed stimulus packages designed to boost economic growth and taken steps to solve the credit problems plaguing some of the biggest financial institutions. These policies will take time to work, and the economic news may be negative for a while. On a more positive note, financial markets are forward-looking, and they usually turn up before the economy recovers. With this in mind, we are focused on companies that we believe will preserve their margins and profitability in a slow-growth environment and that have strong balance sheets with little or no debt.

1  The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. The MSCI All Country (AC) World ex U.S. Index tracks global stock market performance that includes developed and emerging markets but excludes the US. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Management

Fred Copper, lead manager, has managed or co-managed the fund since 2005 and has been associated with the advisor or its predecessors or affiliate organization since September 2005.

Jasmine (Weili) Huang has co-managed the fund since 2006 and has been associated with the advisor or its predecessors or affiliate organization since September 2003.

Timothy R. Anderson has co-managed the fund since 2006 and has been associated with the advisor or predecessors or affiliate organizations since March 2006.

Paul J. DiGiacomo has co-managed the fund since 2006 and has been associated with the advisor or predecessors or affiliate organizations since April 2006.

Daisuke Nomoto has co-managed the fund since 2006 and has been associated with the advisor or its predecessors or affiliate organization since April 2005.

The fund's top ten holdings and countries (as a percentage of net assets) as of January 31, 2009 were:

	(%)		(%)
iShares MSCI EAFE Index Fund	2.4	Japan	22.2
Total SA	2.1	United Kingdom	17.4
Roche Holdings AG, Genusschein Shares	2.0	France	9.0
E.ON AG	1.9	Switzerland	8.5
BP PLC	1.8	United States	7.3
Sanofi-Aventis SA	1.6	Germany	6.8
Banco Santander SA	1.6	Spain	5.0
Nippon Telegraph & Telephone	1.5	China	3.3
Sumitomo Mitsui Financial Group	1.4	Canada	2.3
BHP Billiton PLC	1.4	Netherlands	2.3

Holdings and country breakdowns are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings and country breakdowns listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including foreign taxation, currency fluctuation, risks associated with possible differences in financial standards and other monetary and political risks.

A concentration of investments in a specific sector, such as the financials sector, may cause the fund to experience increased volatility.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of January 31, 2009 (%)

	Inception	6-month (cumulative)	1-year	5-year	10-year
CMG International Stock Fund	02/01/94	-45.12	-46.91	-3.79	-1.00
MSCI EAFE Index		-40.75	-43.74	-0.70	-0.21
MSCI All Country World ex U.S. Index		-42.56	-44.72	0.79	1.34

Average annual total return as of December 31, 2008 (%)

	Inception	6-month (cumulative)	1-year	5-year	10-year
CMG International Stock Fund	02/01/94	-39.95	-45.04	-0.96	0.69
MSCI EAFE Index		-36.41	-43.38	1.66	0.80
MSCI All Country World ex U.S. Index		-39.26	-45.24	3.00	2.27

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.75% and 0.83%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 11/30/09.

Performance of a $3,000,000 investment, February 1, 1999 to January 31, 2009

The chart above compares the results of a hypothetical minimum initial $3,000,000 investment in the fund to the indices during the stated time period and does nor reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. The MSCI All Country (AC) World ex U.S. Index tracks global stock market performance that includes developed and emerging markets but excludes the US. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES — CMG International Stock Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2008 – January 31, 2009

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	548.82	1,021.42	2.93	3.82	0.75

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31,		Year Ended July 31,
	2009		2008		2007		2006		2005	2004
Net asset value, beginning of period	$12.19		$14.53		$13.52		$13.49		$11.97	$10.73
Income from investment operations:
Net investment income (a)	0.15		0.25		0.25		0.23		0.24 (b)	0.17
Net realized and unrealized gain (loss) on investments and futures contracts	(4.11)		(1.94)		1.88		0.76		1.58	1.13
Total from investment operations	(3.96)		(1.69)		2.13		0.99		1.82	1.30
Less distributions to shareholders:
From net investment income	(0.27)		(0.22)		(0.22)		(0.25)		(0.20)	(0.05)
From net realized gains	-		(0.43)		(0.90)		(0.71)		(0.10)	(0.01)
Total distributions to shareholders	(0.27)		(0.65)		(1.12)		(0.96)		(0.30)	(0.06)
Net asset value, end of period	$7.96		$12.19		$14.53		$13.52		$13.49	$11.97
Total return (c)(d)	(32.65	)%(e)	(12.20)%		15.87%		7.56%		15.32%	12.08%
Ratios to average net assets/Supplemental data:
Net expenses before interest expense	0.25	%(f)	0.25%		0.25%		0.25%		0.25%	0.25%
Interest expense	-		-	%(g)	-	%(g)	-	%(g)	-	-
Net expenses	0.25	%(f)	0.25%		0.25%		0.25%		0.25%	0.25%
Waiver/Reimbursement	0.04	%(f)	0.05%		0.05%		0.06%		0.04%	0.05%
Net investment income	2.42	%(f)	1.81%		1.73%		1.70%		1.91%	1.43%
Portfolio turnover rate	26	%(e)	49%		45%		66%		49%	60%
Net assets, end of period (000's)	$106,735		$165,206		$222,698		$100,973		$91,633	$98,247

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31,		Year Ended July 31,						Period Ended July 31,
	2009		2008		2007	2006		2005	2004 (a)
Net asset value, beginning of period	$11.16		$12.51		$11.12	$11.65		$10.25	$10.00
Income from investment operations:
Net investment income (b)	0.05		0.07		0.08	0.07		0.12 (c)	0.03
Net realized and unrealized gain (loss) on investments	(4.04)		(0.42)		2.08	0.14		1.37	0.23
Total from investment operations	(3.99)		(0.35)		2.16	0.21		1.49	0.26
Less distributions to shareholders:
From net investment income	(0.08)		(0.07)		(0.08)	(0.08)		(0.09)	(0.01)
From net realized gains	-		(0.93)		(0.69)	(0.66)		-	-
Total distributions to shareholders	(0.08)		(1.00)		(0.77)	(0.74)		(0.09)	(0.01)
Net asset value, end of period	$7.09		$11.16		$12.51	$11.12		$11.65	$10.25
Total return (d)(e)	(35.79	)%(f)	(3.57)%		19.77%	1.63%		14.55%	2.57	%(f)
Ratios to average net assets/Supplemental data:
Net expenses before interest expense	0.50	%(g)	0.50%		0.50%	0.50%		0.50%	0.50	%(g)
Interest expense	-		-	%(h)	-	-	%(h)	-	-
Net expenses	0.50	%(g)	0.50%		0.50%	0.50%		0.50%	0.50	%(g)
Waiver/Reimbursement	0.14	%(g)	0.15%		0.16%	0.13%		0.07%	0.14	%(g)
Net investment income	0.97	%(g)	0.62%		0.63%	0.62%		1.07%	0.31	%(g)
Portfolio turnover rate	79	%(f)	161%		179%	180%		120%	114	%(f)
Net assets, end of period (000's)	$37,611		$51,230		$58,978	$35,765		$40,312	$40,684

(a)  The Fund commenced investment operations on September 10, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31,		Year Ended July 31,						Period Ended July 31,
	2009		2008	2007	2006		2005		2004 (a)
Net asset value, beginning of period	$9.36		$12.30	$11.89	$12.54		$11.09		$10.00
Income from investment operations:
Net investment income (b)	0.10		0.23	0.22	0.22		0.24		0.18
Net realized and unrealized gain (loss) on investments and written options	(3.18)		(1.83)	1.38	0.92		1.46		0.93
Total from investment operations	(3.08)		(1.60)	1.60	1.14		1.70		1.11
Less distributions to shareholders:
From net investment income	(0.13)		(0.22)	(0.22)	(0.28)		(0.22)		(0.02)
From net realized gains	-		(1.12)	(0.97)	(1.51)		(0.03)		-
Total distributions to shareholders	(0.13)		(1.34)	(1.19)	(1.79)		(0.25)		(0.02)
Net asset value, end of period	$6.15		$9.36	$12.30	$11.89		$12.54		$11.09
Total return (c)(d)	(33.04	)%(e)	(14.50)%	13.69%	9.85	%(f)	15.41	%(g)	11.15	%(e)
Ratios to average net assets/Supplemental data:
Net expenses	0.50	%(h)	0.50%	0.50%	0.50%		0.50%		0.50	%(h)
Waiver/Reimbursement	0.18	%(h)	0.20%	0.18%	0.13%		0.07%		0.14	%(h)
Net investment income	2.55	%(h)	2.09%	1.78%	1.78%		1.99%		1.86	%(h)
Portfolio turnover rate	36	%(e)	57%	92%	97%		45%		46	%(e)
Net assets, end of period (000's)	$25,311		$37,741	$44,830	$37,280		$38,731		$47,855

(a)  The Fund commenced investment operations on September 10, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  Total return includes a reimbursement of loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less then 0.01% on the Fund's total return.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Instituional Trust
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31,		Year Ended July 31,
	2009		2008	2007	2006	2005	2004
Net asset value, beginning of period	$13.88		$16.48	$14.98	$14.15	$11.04	$10.93
Income from investment operations:
Net investment income (loss) (a)	0.01		(0.01)	0.09	0.01	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments, written options and foreign currency	(5.69)		0.06	3.21	1.20	3.14	0.17
Total from investment operations	(5.68)		0.05	3.30	1.21	3.11	0.12
Less distributions to shareholders:
From net investment income	-		(0.06)	(0.05)	-	-	-
From net realized gains	(0.48)		(2.59)	(1.75)	(0.38)	-	(0.01)
Total distributions to shareholders	(0.48)		(2.65)	(1.80)	(0.38)	-	(0.01)
Net asset value, end of period	$7.72		$13.88	$16.48	$14.98	$14.15	$11.04
Total return (b)(c)	(41.03	)%(d)	(0.67)%	23.22%	8.56%	28.17%	1.06%
Ratios to average net assets/Supplemental data:
Net expenses	0.70	%(e)	0.70%	0.70%	0.70%	0.70%	0.70%
Waiver/Reimbursement	0.31	%(e)	0.30%	0.25%	0.20%	0.21%	0.22%
Net investment income (loss)	0.28	%(e)	(0.08)%	0.54%	0.08%	(0.21)%	(0.38)%
Portfolio turnover rate	65	%(d)	168%	152%	65%	141%	169%
Net assets, end of period (000's)	$14,744		$25,012	$28,674	$23,636	$24,881	$19,284

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  Annualized.

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31,		Year Ended July 31,
	2009		2008	2007	2006	2005	2004
Net asset value, beginning of period	$10.90		$14.09	$14.02	$15.17	$12.58	$10.69
Income from investment operations:
Net investment income (a)	0.09		0.11	0.22	0.15	0.11	0.07
Net realized and unrealized gain (loss) on investments, written options and foreign currency	(4.30)		(1.80)	2.34	1.14	2.66	1.84
Total from investment operations	(4.21)		(1.69)	2.56	1.29	2.77	1.91
Less distributions to shareholders:
From net investment income	(0.09)		(0.22)	(0.18)	(0.16)	(0.09)	(0.02)
From net realized gains	(0.02)		(1.28)	(2.31)	(2.28)	(0.09)	- (b)
Total distributions to shareholders	(0.11)		(1.50)	(2.49)	(2.44)	(0.18)	(0.02)
Net asset value, end of period	$6.58		$10.90	$14.09	$14.02	$15.17	$12.58
Total return (c)(d)	(38.70	)%(e)	(13.36)%	19.50%	9.30%	22.14%	17.91%
Ratios to average net assets/Supplemental data:
Net expenses	0.70	%(f)	0.70%	0.70%	0.70%	0.70%	0.70%
Waiver/Reimbursement	0.39	%(f)	0.44%	0.36%	0.25%	0.19%	0.20%
Net investment income	1.99	%(f)	0.85%	1.49%	1.02%	0.78%	0.54%
Portfolio turnover rate	20	%(e)	51%	63%	59%	59%	9%
Net assets, end of period (000's)	$12,926		$17,079	$19,296	$17,762	$21,277	$21,994

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Annualized.

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31,		Year Ended July 31,
	2009		2008		2007		2006		2005	2004
Net asset value, beginning of period	$1.71		$1.95		$2.03		$6.57		$5.07	$4.62
Income from investment operations:
Net investment loss (a)	-	(b)	-	(b)	(0.01)		(0.02)		(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments, written options and foreign currency	(0.70)		0.05		0.42		0.53	(c)	1.53	0.48
Total from investment operations	(0.70)		0.05		0.41		0.51		1.50	0.45
Less distributions to shareholders:
From net realized gains	-		(0.28)		(0.49)		(5.05	)(d)	-	-
From return of capital	-		(0.01)		-		-		-	-
Total distributions to shareholders	-		(0.29)		(0.49)		(5.05)		-	-
Net asset value, end of period	$1.01		$1.71		$1.95		$2.03		$6.57	$5.07
Total return (e)	(40.94	)%(f)(g)	1.49	%(g)	22.69	%(g)	10.46	%(g)	29.59%	9.74%
Ratios to average net assets/ Supplemental data:
Net expenses before interest expense (h)	0.80	%(i)	0.80%		0.80%		1.09%		0.85%	0.79%
Interest expense	-		-	%(j)	-	%(j)	-		-	-
Net expenses (h)	0.80	%(i)	0.80%		0.80%		1.09%		0.85%	0.79%
Waiver/Reimbursement	0.36	%(i)	0.26%		0.27%		0.21%		-	-
Net investment loss (h)	(0.28	)%(i)	(0.21)%		(0.25)%		(0.88)%		(0.61)%	(0.62)%
Portfolio turnover rate	79	%(f)	191%		158%		112%		119%	123%
Net assets, end of period (000's)	$27,728		$40,818		$39,899		$40,183		$30,317	$292,028

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  The amount shown for a share outstanding does not correspond with the aggregate gain (loss) on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(d)  Capital gain distributions were declared after significant shareholder redemptions reduced the size of the Fund.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31,		Year Ended July 31,
	2009		2008	2007	2006		2005	2004
Net asset value, beginning of period	$11.06		$13.94	$15.31	$16.06		$13.91	$11.29
Income from investment operations:
Net investment income (a)	0.07		0.08	0.11	0.09		0.11	0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(3.68)		(1.08)	1.82	1.06		3.11	2.79
Total from investment operations	(3.61)		(1.00)	1.93	1.15		3.22	2.90
Less distributions to shareholders:
From net investment income	(0.04)		(0.13)	(0.12)	(0.13)		(0.10)	(0.06)
From net realized gains	(0.92)		(1.75)	(3.18)	(1.77)		(0.97)	(0.22)
Total distributions to shareholders	(0.96)		(1.88)	(3.30)	(1.90)		(1.07)	(0.28)
Net asset value, end of period	$6.49		$11.06	$13.94	$15.31		$16.06	$13.91
Total return (b)(c)	(33.44	)%(d)	(7.73)%	12.82%	7.90	%(e)	23.57%	25.79%
Ratios to average net assets/ Supplemental data:
Net expenses before interest expense	0.80	%(f)	0.80%	0.80%	0.80%		0.80%	0.80%
Interest expense	-	%(f)(g)	0.01%	0.01%	-	%(g)	-	-
Net expenses	0.80	%(f)	0.81%	0.81%	0.80%		0.80%	0.80%
Waiver/Reimbursement	0.26	%(f)	0.29%	0.22%	0.14%		0.12%	0.09%
Net investment income	1.47	%(f)	0.67%	0.75%	0.60%		0.77%	0.82%
Portfolio turnover rate	34	%(d)	49%	50%	37%		41%	53%
Net assets, end of period (000's)	$24,324		$26,748	$31,952	$33,439		$36,989	$40,356

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31,		Year Ended July 31,
	2009		2008	2007		2006		2005	2004
Net asset value, beginning of period	$4.00		$4.56	$11.24		$11.49		$8.77	$8.30
Income from investment operations:
Net investment loss (a)	-	(b)	(0.01)	-	(b)	(0.05)		(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments, written options and foreign currency	(1.69)		0.14	1.01		1.07		2.76	0.52
Total from investment operations	(1.69)		0.13	1.01		1.02		2.72	0.47
Less distributions to shareholders:
From net realized gains	-		(0.66)	(7.69	)(c)	(1.27)		-	-
Return of capital	-		(0.03)	-		-		-	-
Total distributions to shareholders	-		(0.69)	(7.69)		(1.27)		-	-
Net asset value, end of period	$2.31		$4.00	$4.56		$11.24		$11.49	$8.77
Total return (d)(e)	(42.25	)%(f)	2.12%	21.66%		9.17	%(g)	31.01%	5.66%
Ratios to average net assets/Supplemental data:
Net expenses	0.75	%(h)	0.75%	0.75%		0.75%		0.75%	0.75%
Waiver/Reimbursement	0.76	%(h)	0.52%	0.57%		0.23%		0.09%	0.06%
Net investment loss	(0.24	)%(h)	(0.22)%	(0.01)%		(0.45)%		(0.37)%	(0.49)%
Portfolio turnover rate	73	%(f)	179%	158%		109%		170%	91%
Net assets, end of period (000's)	$6,612		$11,474	$12,516		$8,773		$38,755	$50,662

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Capital gain distributions were declared after significant shareholder redemptions reduced the size of the Fund in the prior year.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31,		Year Ended July 31,
	2009		2008		2007		2006	2005	2004
Net asset value, beginning of period	$10.65		$14.60		$14.63		$13.76	$12.17	$10.33
Income from investment operations:
Net investment income (a)	0.07		0.31	(b)	0.27		0.26	0.19	0.14
Net realized and unrealized gain (loss) on investments, written options, foreign currency and foreign capital gains tax	(4.85)		(2.14)		2.98		2.85	1.79	1.76
Total from investment operations	(4.78)		(1.83)		3.25		3.11	1.98	1.90
Less distributions to shareholders:
From net investment income	(0.07)		(0.47)		(0.36)		(0.27)	(0.10)	(0.06)
From net realized gains	(0.16)		(1.65)		(2.92)		(1.97)	(0.29)	-
Total distributions to shareholders	(0.23)		(2.12)		(3.28)		(2.24)	(0.39)	(0.06)
Net asset value, end of period	$5.64		$10.65		$14.60		$14.63	$13.76	$12.17
Total return (c)(d)	(45.12	)%(e)	(13.82	)%(f)	24.77	%(f)	24.31%	16.31%	18.40%
Ratios to average net assets/ Supplemental data:
Net expenses before interest expense	0.75	%(g)	0.75%		0.75%		0.75%	0.75%	0.75%
Interest expense	-	%(g)(h)	-	%(h)	0.01%		0.01%	-	-
Net expenses	0.75	%(g)	0.75%		0.76%		0.76%	0.75%	0.75%
Waiver/Reimbursement	0.12	%(g)	0.08%		0.07%		0.06%	0.03%	0.05%
Net investment income	1.93	%(g)	2.51%		1.87%		1.84%	1.47%	1.16%
Portfolio turnover rate	64	%(e)	62%		80%		86%	68%	91%
Net assets, end of period (000's)	$52,201		$91,740		$120,314		$105,738	$136,144	$152,251

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Total return includes a voluntary reimburstment by the investment advisor for a realized loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (96.4%)
Consumer Discretionary (8.2%)
Diversified Consumer Services (1.2%)
Apollo Group, Inc., Class A (a)	8,600	$700,556
H&R Block, Inc.	30,000	621,900
		1,322,456
Hotels, Restaurants & Leisure (1.3%)
Darden Restaurants, Inc.	5,300	138,966
McDonald's Corp.	16,600	963,132
Starbucks Corp. (a)	21,200	200,128
Yum! Brands, Inc.	1,900	54,378
		1,356,604
Media (2.2%)
Comcast Corp., Class A	12,300	180,195
DIRECTV Group, Inc. (a)	36,200	792,780
Time Warner, Inc.	98,200	916,206
Walt Disney Co.	21,200	438,416
		2,327,597
Multiline Retail (0.3%)
Big Lots, Inc. (a)	18,500	248,825
Nordstrom, Inc.	2,400	30,456
Target Corp.	400	12,480
		291,761
Specialty Retail (2.1%)
Autozone, Inc. (a)	2,100	279,069
Best Buy Co., Inc.	17,400	487,548
Gap, Inc.	59,700	673,416
Home Depot, Inc.	25,000	538,250
Limited Brands, Inc.	1,100	8,712
Lowe's Companies, Inc.	10,400	190,008
Sherwin-Williams Co.	200	9,550
TJX Companies, Inc.	5,100	99,042
		2,285,595
Textiles, Apparel & Luxury Goods (1.1%)
Coach, Inc. (a)	53,200	776,720
NIKE, Inc., Class B	1,800	81,450
Polo Ralph Lauren Corp.	6,400	262,592
		1,120,762
		8,704,775

	Shares	Value
Consumer Staples (12.3%)
Beverages (1.9%)
Coca-Cola Co.	17,300	$739,056
PepsiCo, Inc.	24,100	1,210,543
		1,949,599
Food & Staples Retailing (2.4%)
CVS Caremark Corp.	17,000	456,960
Kroger Co.	14,400	324,000
SUPERVALU, Inc.	27,100	475,334
Sysco Corp.	5,600	124,824
Wal-Mart Stores, Inc.	25,000	1,178,000
Walgreen Co.	600	16,446
		2,575,564
Food Products (0.9%)
Archer-Daniels-Midland Co.	13,700	375,106
General Mills, Inc.	4,000	236,600
Kraft Foods, Inc., Class A	11,700	328,185
		939,891
Household Products (3.9%)
Clorox Co.	3,200	160,480
Colgate-Palmolive Co.	4,600	299,184
Kimberly-Clark Corp.	20,000	1,029,400
Procter & Gamble Co.	48,900	2,665,050
		4,154,114
Personal Products (0.3%)
Avon Products, Inc.	3,200	65,440
Estee Lauder Companies, Inc., Class A	10,700	280,875
		346,315
Tobacco (2.9%)
Altria Group, Inc.	80,300	1,328,162
Philip Morris International, Inc.	34,800	1,292,820
Reynolds American, Inc.	13,100	500,158
		3,121,140
		13,086,623
Energy (13.4%)
Energy Equipment & Services (0.5%)
BJ Services Co.	1,856	20,416
ENSCO International, Inc.	9,300	254,448
Noble Corp.	3,500	95,025

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (continued)
Energy Equipment & Services (continued)
Schlumberger Ltd.	5,600	$228,536
		598,425
Oil, Gas & Consumable Fuels (12.9%)
Anadarko Petroleum Corp.	9,000	330,660
Apache Corp.	7,800	585,000
Chevron Corp.	34,300	2,418,836
ConocoPhillips	30,000	1,425,900
Devon Energy Corp.	4,400	271,040
EOG Resources, Inc.	5,600	379,512
Exxon Mobil Corp.	72,300	5,529,504
Hess Corp.	7,300	405,953
Marathon Oil Corp.	15,300	416,619
Massey Energy Co.	15,400	233,772
Murphy Oil Corp.	2,700	119,286
Occidental Petroleum Corp.	19,100	1,041,905
Valero Energy Corp.	24,900	600,588
		13,758,575
		14,357,000
Financials (10.7%)
Capital Markets (2.4%)
Bank of New York Mellon Corp.	15,300	393,822
Charles Schwab Corp.	31,200	424,008
Franklin Resources, Inc.	3,700	179,154
Goldman Sachs Group, Inc.	11,200	904,176
Morgan Stanley	8,700	176,001
Northern Trust Corp.	5,600	322,112
State Street Corp.	8,200	190,814
		2,590,087
Commercial Banks (1.6%)
BB&T Corp.	11,000	217,690
PNC Financial Services Group, Inc.	1,300	42,276
U.S. Bancorp	28,700	425,908
Wells Fargo & Co.	52,700	996,030
		1,681,904
Consumer Finance (0.3%)
American Express Co.	14,600	244,258
Capital One Financial Corp.	6,100	96,624
		340,882
Diversified Financial Services (1.3%)
Citigroup, Inc.	1,500	5,325

	Shares	Value
Diversified Financial Services (continued)
JPMorgan Chase & Co.	52,300	$1,334,173
Moody's Corp.	1,800	38,556
		1,378,054
Insurance (2.7%)
AFLAC, Inc.	8,000	185,680
Allstate Corp.	10,700	231,869
Chubb Corp.	13,500	574,830
Loews Corp.	10,300	251,320
MetLife, Inc.	20,600	591,838
Prudential Financial, Inc.	12,500	321,875
Travelers Companies, Inc.	19,000	734,160
		2,891,572
Real Estate Investment Trusts (REITs) (2.2%)
AvalonBay Communities, Inc.	500	26,724
Boston Properties, Inc.	1,100	47,630
Equity Residential Property Trust	23,000	550,390
HCP, Inc.	4,900	114,366
Host Hotels & Resorts, Inc.	35,000	188,300
Kimco Realty Corp.	11,200	161,056
Plum Creek Timber Co., Inc.	800	24,616
Public Storage	12,600	779,562
Simon Property Group, Inc.	7,900	339,542
Vornado Realty Trust	3,100	157,511
		2,389,697
Thrifts & Mortgage Finance (0.2%)
Hudson City Bancorp, Inc.	16,300	189,080
		11,461,276
Health Care (15.4%)
Biotechnology (3.2%)
Amgen, Inc. (a)	28,800	1,579,680
Biogen Idec, Inc. (a)	23,400	1,138,410
Genzyme Corp. (a)	400	27,568
Gilead Sciences, Inc. (a)	13,300	675,241
		3,420,899
Health Care Equipment & Supplies (4.1%)
Baxter International, Inc.	6,900	404,685
Becton Dickinson & Co.	2,700	196,209
Boston Scientific Corp. (a)	219,700	1,948,739
Covidien Ltd.	6,600	253,044
Medtronic, Inc.	42,600	1,426,674

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (continued)
St. Jude Medical, Inc. (a)	800	$29,096
Zimmer Holdings, Inc. (a)	2,600	94,640
		4,353,087
Health Care Providers & Services (0.4%)
Aetna, Inc.	8,400	260,400
UnitedHealth Group, Inc.	2,600	73,658
WellPoint, Inc. (a)	2,100	87,045
		421,103
Life Sciences Tools & Services (0.1%)
Thermo Fisher Scientific, Inc. (a)	3,300	118,569
Pharmaceuticals (7.6%)
Abbott Laboratories	7,800	432,432
Bristol-Myers Squibb Co.	9,200	196,972
Eli Lilly & Co.	25,700	946,274
Forest Laboratories, Inc. (a)	21,900	548,376
Johnson & Johnson	42,700	2,463,363
King Pharmaceuticals, Inc. (a)	1,000	8,740
Merck & Co., Inc.	17,600	502,480
Mylan, Inc. (a)	70,300	796,499
Pfizer, Inc.	118,100	1,721,898
Schering-Plough Corp.	9,100	159,796
Wyeth	7,100	305,087
		8,081,917
		16,395,575
Industrials (10.2%)
Aerospace & Defense (2.5%)
Boeing Co.	17,700	748,887
Goodrich Corp.	400	15,464
Honeywell International, Inc.	12,400	406,844
Lockheed Martin Corp.	1,300	106,652
Northrop Grumman Corp.	15,500	745,860
United Technologies Corp.	12,600	604,674
		2,628,381
Air Freight & Logistics (1.4%)
C.H. Robinson Worldwide, Inc.	100	4,598
FedEx Corp.	12,800	652,032
United Parcel Service, Inc., Class B	20,600	875,294
		1,531,924

	Shares	Value
Commercial Services & Supplies (0.1%)
R.R. Donnelley & Sons Co.	11,500	$112,240
Construction & Engineering (0.3%)
Fluor Corp.	7,800	303,420
Jacobs Engineering Group, Inc. (a)	400	15,468
		318,888
Electrical Equipment (0.6%)
Emerson Electric Co.	13,300	434,910
Rockwell Automation, Inc.	8,200	213,528
		648,438
Industrial Conglomerates (1.6%)
3M Co.	11,400	613,206
General Electric Co.	74,400	902,472
Tyco International Ltd.	9,300	195,486
		1,711,164
Machinery (0.9%)
Caterpillar, Inc.	10,300	317,755
Cummins, Inc.	20,100	481,998
Manitowoc Co., Inc.	11,000	60,500
Parker Hannifin Corp.	1,500	57,315
		917,568
Professional Services (0.1%)
Robert Half International, Inc.	3,600	61,020
Road & Rail (2.5%)
Burlington Northern Santa Fe Corp.	3,500	231,875
CSX Corp.	21,300	616,848
Norfolk Southern Corp.	8,000	306,880
Ryder System, Inc.	25,500	861,390
Union Pacific Corp.	15,900	696,261
		2,713,254
Trading Companies & Distributors (0.2%)
W.W. Grainger, Inc.	3,100	226,145
		10,869,022

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (continued)
Information Technology (15.6%)
Communications Equipment (1.8%)
Cisco Systems, Inc. (a)	94,500	$1,414,665
QUALCOMM, Inc.	14,500	500,975
		1,915,640
Computers & Peripherals (4.2%)
Apple, Inc. (a)	3,100	279,403
Dell, Inc. (a)	30,500	289,750
Hewlett-Packard Co.	44,000	1,529,000
International Business Machines Corp.	22,700	2,080,455
Lexmark International, Inc., Class A (a)	11,000	260,480
		4,439,088
Internet Software & Services (1.2%)
eBay, Inc. (a)	65,800	790,916
Google, Inc., Class A (a)	900	304,677
Yahoo!, Inc. (a)	13,100	153,663
		1,249,256
IT Services (1.1%)
Computer Sciences Corp. (a)	10,900	401,556
MasterCard, Inc., Class A	900	122,202
Total System Services, Inc.	28,000	354,480
Western Union Co.	21,600	295,056
		1,173,294
Semiconductors & Semiconductor Equipment (1.9%)
Intel Corp.	86,500	1,115,850
LSI Corp. (a)	42,800	136,104
National Semiconductor Corp.	800	8,112
Texas Instruments, Inc.	54,900	820,755
		2,080,821
Software (5.4%)
Adobe Systems, Inc. (a)	19,000	366,890
Autodesk, Inc. (a)	19,100	316,296
CA, Inc.	3,700	66,563
Compuware Corp. (a)	16,700	108,550
Microsoft Corp. (b)	144,500	2,470,950
Oracle Corp. (a)	73,600	1,238,688
Symantec Corp. (a)	77,300	1,185,009
		5,752,946
		16,611,045

	Shares	Value
Materials (2.8%)
Chemicals (2.1%)
CF Industries Holdings, Inc.	14,100	$662,700
Dow Chemical Co.	34,000	394,060
E.I. Du Pont de Nemours & Co.	17,700	406,392
Eastman Chemical Co.	2,900	75,255
Monsanto Co.	9,100	692,146
		2,230,553
Construction Materials (0.1%)
Vulcan Materials Co.	1,100	54,406
Containers & Packaging (0.5%)
Ball Corp.	1,400	53,676
Sealed Air Corp.	41,900	567,745
		621,421
Paper & Forest Products (0.1%)
International Paper Co.	6,600	60,192
		2,966,572
Telecommunication Services (3.5%)
Diversified Telecommunication Services (3.4%)
AT&T, Inc.	88,300	2,173,946
CenturyTel, Inc.	300	8,142
Qwest Communications International, Inc.	9,700	31,234
Verizon Communications, Inc.	48,100	1,436,747
		3,650,069
Wireless Telecommunication Services (0.1%)
American Tower Corp., Class A (a)	1,500	45,510
Sprint Nextel Corp. (a)	31,200	75,816
		121,326
		3,771,395
Utilities (4.3%)
Electric Utilities (3.1%)
American Electric Power Co., Inc.	7,500	235,125
Duke Energy Corp.	4,600	69,690
Edison International	22,100	719,797
Entergy Corp.	5,100	389,436
Exelon Corp.	6,600	357,852
FirstEnergy Corp.	16,400	819,836
FPL Group, Inc.	4,800	247,440

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (continued)
Electric Utilities (continued)
Pepco Holdings, Inc.	28,300	$504,023
Progress Energy, Inc.	200	7,744
		3,350,943
Gas Utilities (0.5%)
Questar Corp.	16,200	550,476
Multi-Utilities (0.7%)
CenterPoint Energy, Inc.	11,600	155,208
NiSource, Inc.	8,700	84,216
PG&E Corp.	1,200	46,404
Public Service Enterprise Group, Inc.	12,100	381,997
Sempra Energy	1,300	56,992
		724,817
		4,626,236
Total Common Stocks (Cost of $135,645,240)		102,849,519
	Par
Short-Term Obligation (3.6%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/30/09, due 02/02/09, at 0.210%, collateralized by a U.S. Government Agency Obligation maturing 11/17/15, market value $3,966,063 (repurchase proceeds $3,883,068)	$3,883,000	3,883,000
Total Short-Term Obligation (Cost of $3,883,000)		3,883,000
Total Investments (100.0%) (Cost of $139,528,240) (b)		106,732,519
Other Assets & Liabilities, Net (0.0%)		2,234
Net Assets (100.0%)		$106,734,753

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  The security or a portion of the security is pledged as collateral for open futures contracts. At January 31, 2009, the total market value of securities pledged amounted to $752,400.

(c)  Cost for federal income tax purposes is $139,528,240.

At January 31, 2009, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
S&P 500 Index	19	$3,906,875	$4,159,728	Mar-09	$(252,853)

At January 31, 2009, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	15.6
Health Care	15.4
Energy	13.4
Consumer Staples	12.3
Financials	10.7
Industrials	10.2
Consumer Discretionary	8.2
Utilities	4.3
Telecommunication Services	3.5
Materials	2.8
	96.4
Short-Term Obligation	3.6
Other Assets & Liabilities, Net	0.0	*
	100.0

*Rounds to less than 0.1%.

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (98.7%)
Consumer Discretionary (9.5%)
Diversified Consumer Services (0.5%)
Apollo Group, Inc., Class A (a)	2,570	$209,352
Hotels, Restaurants & Leisure (1.9%)
McDonald's Corp.	7,440	431,669
Starwood Hotels & Resorts Worldwide, Inc.	12,690	191,873
Wynn Resorts Ltd. (a)	3,030	91,142
		714,684
Internet & Catalog Retail (0.5%)
Amazon.com, Inc. (a)	3,050	179,401
Leisure Equipment & Products (0.4%)
Hasbro, Inc.	5,690	137,300
Media (1.8%)
Comcast Corp., Class A	22,010	322,447
DIRECTV Group, Inc. (a)	16,350	358,065
		680,512
Multiline Retail (1.6%)
Kohl's Corp. (a)	7,780	285,604
Target Corp.	9,730	303,576
		589,180
Specialty Retail (2.1%)
Best Buy Co., Inc.	3,790	106,196
Lowe's Companies, Inc.	16,390	299,445
Staples, Inc.	13,180	210,089
Urban Outfitters, Inc. (a)	11,910	185,558
		801,288
Textiles, Apparel & Luxury Goods (0.7%)
Polo Ralph Lauren Corp.	6,180	253,565
		3,565,282
Consumer Staples (11.7%)
Beverages (3.9%)
Coca-Cola Co.	21,130	902,674
Molson Coors Brewing Co., Class B	4,350	175,174
PepsiCo, Inc.	7,590	381,246
		1,459,094

	Shares	Value
Food & Staples Retailing (2.7%)
Kroger Co.	12,020	$270,450
Wal-Mart Stores, Inc.	16,020	754,862
		1,025,312
Food Products (1.3%)
Kraft Foods, Inc., Class A	17,920	502,656
Household Products (0.7%)
Kimberly-Clark Corp.	2,308	118,793
Procter & Gamble Co.	2,610	142,245
		261,038
Personal Products (1.0%)
Avon Products, Inc.	18,110	370,350
Tobacco (2.1%)
Philip Morris International, Inc.	21,170	786,465
		4,404,915
Energy (8.6%)
Energy Equipment & Services (2.9%)
Halliburton Co.	11,760	202,860
Nabors Industries Ltd. (a)	12,420	135,999
Schlumberger Ltd.	14,470	590,521
Transocean Ltd. (a)	3,255	177,788
		1,107,168
Oil, Gas & Consumable Fuels (5.7%)
Devon Energy Corp.	4,760	293,216
Exxon Mobil Corp.	3,760	287,565
Hess Corp.	6,980	388,158
Occidental Petroleum Corp.	9,510	518,770
Peabody Energy Corp.	10,880	272,000
Southwestern Energy Co. (a)	5,980	189,267
Ultra Petroleum Corp. (a)	4,870	174,492
		2,123,468
		3,230,636
Financials (3.3%)
Capital Markets (1.9%)
Goldman Sachs Group, Inc.	5,170	417,374
State Street Corp.	4,320	100,526
Waddell & Reed Financial, Inc., Class A	12,940	182,713
		700,613

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (continued)
Diversified Financial Services (0.1%)
IntercontinentalExchange, Inc. (a)	964	$54,881
Insurance (1.3%)
Axis Capital Holdings Ltd.	9,953	241,460
MetLife, Inc.	8,440	242,481
		483,941
		1,239,435
Health Care (17.8%)
Biotechnology (3.7%)
BioMarin Pharmaceutical, Inc. (a)	9,490	182,778
Celgene Corp. (a)	4,780	253,101
Genentech, Inc. (a)	4,020	326,585
Genzyme Corp. (a)	3,060	210,895
Gilead Sciences, Inc. (a)	5,830	295,989
Vertex Pharmaceuticals, Inc. (a)	3,640	120,302
		1,389,650
Health Care Equipment & Supplies (2.9%)
Baxter International, Inc.	8,610	504,976
Covidien Ltd.	6,550	251,127
Medtronic, Inc.	10,110	338,584
		1,094,687
Health Care Providers & Services (3.3%)
Humana, Inc. (a)	7,860	298,130
McKesson Corp.	6,930	306,306
Medco Health Solutions, Inc. (a)	14,050	631,266
		1,235,702
Life Sciences Tools & Services (2.1%)
Covance, Inc. (a)	6,610	255,146
Thermo Fisher Scientific, Inc. (a)	14,741	529,644
		784,790
Pharmaceuticals (5.8%)
Abbott Laboratories	14,290	792,238
Bristol-Myers Squibb Co.	22,620	484,294
Johnson & Johnson	4,620	266,528
Schering-Plough Corp.	26,280	461,477
Teva Pharmaceutical Industries Ltd., ADR	4,510	186,939
		2,191,476
		6,696,305

	Shares	Value
Industrials (12.4%)
Aerospace & Defense (3.8%)
Goodrich Corp.	5,300	$204,898
Lockheed Martin Corp.	5,320	436,453
Precision Castparts Corp.	4,840	314,358
United Technologies Corp.	9,810	470,782
		1,426,491
Commercial Services & Supplies (0.8%)
Waste Management, Inc.	9,330	291,003
Machinery (4.0%)
Cummins, Inc.	6,130	146,997
Flowserve Corp.	5,040	268,682
Illinois Tool Works, Inc.	12,110	395,513
Joy Global, Inc.	8,420	175,389
Parker Hannifin Corp.	8,370	319,818
SPX Corp.	4,700	197,917
		1,504,316
Professional Services (0.6%)
Dun & Bradstreet Corp.	3,120	237,120
Road & Rail (2.3%)
Landstar System, Inc.	5,650	202,665
Norfolk Southern Corp.	8,230	315,703
Union Pacific Corp.	7,870	344,627
		862,995
Trading Companies & Distributors (0.9%)
W.W. Grainger, Inc.	4,920	358,914
		4,680,839
Information Technology (29.7%)
Communications Equipment (3.9%)
Cisco Systems, Inc. (a)	50,680	758,680
QUALCOMM, Inc.	20,870	721,058
		1,479,738
Computers & Peripherals (8.6%)
Apple, Inc. (a)	9,820	885,077
EMC Corp. (a)	49,760	549,350
Hewlett-Packard Co.	25,850	898,288
International Business Machines Corp.	9,620	881,673
		3,214,388

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (continued)
Electronic Equipment, Instruments & Components (0.5%)
FLIR Systems, Inc. (a)	7,960	$198,761
Internet Software & Services (4.1%)
Equinix, Inc. (a)	4,710	251,278
Google, Inc., Class A (a)	3,828	1,295,893
		1,547,171
IT Services (1.2%)
Visa, Inc., Class A	9,470	467,345
Semiconductors & Semiconductor Equipment (5.1%)
Broadcom Corp., Class A (a)	8,740	138,529
Intel Corp.	46,300	597,270
Lam Research Corp. (a)	18,000	363,780
Linear Technology Corp.	16,770	392,753
Marvell Technology Group Ltd. (a)	31,720	231,239
Microchip Technology, Inc.	9,560	181,353
		1,904,924
Software (6.3%)
Activision Blizzard, Inc. (a)	26,565	232,710
Adobe Systems, Inc. (a)	13,900	268,409
Microsoft Corp.	61,030	1,043,613
Oracle Corp. (a)	34,200	575,586
Symantec Corp. (a)	15,540	238,228
		2,358,546
		11,170,873
Materials (4.0%)
Chemicals (3.2%)
Monsanto Co.	6,258	475,984
Potash Corp. of Saskatchewan	2,740	205,116
Praxair, Inc.	8,170	508,664
		1,189,764
Metals & Mining (0.8%)
Nucor Corp.	4,520	184,371
Steel Dynamics, Inc.	10,980	116,607
		300,978
		1,490,742

	Shares	Value
Telecommunication Services (0.8%)
Wireless Telecommunication Services (0.8%)
NII Holdings, Inc. (a)	14,880	$288,672
Utilities (0.9%)
Electric Utilities (0.9%)
Entergy Corp.	4,720	360,419
Total Common Stocks (Cost of $44,126,666)		37,128,118
	Par
Short-Term Obligation (1.5%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/30/09, due 02/02/09 at 0.200%, collateralized by a U.S. Treasury Obligation maturing 11/15/12, market value $579,390 (repurchase proceeds $568,009)	$568,000	568,000
Total Short-Term Obligation (Cost of $568,000)		568,000
Total Investments (100.2%) (Cost of $44,694,666) (b)		37,696,118
Other Assets & Liabilities, Net (-0.2)%		(85,590)
Net Assets (100.0%)		$37,610,528

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $44,694,666.

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

At January 31, 2009, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	29.7
Health Care	17.8
Industrials	12.4
Consumer Staples	11.7
Consumer Discretionary	9.5
Energy	8.6
Materials	4.0
Financials	3.3
Utilities	0.9
Telecommunication Services	0.8
98.7
Short-Term Obligation	1.5
Other Assets & Liabilities, Net	(0.2)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (94.5%)
Consumer Discretionary (6.6%)
Hotels, Restaurants & Leisure (2.4%)
Carnival Corp.	7,500	$136,425
McDonald's Corp.	8,166	473,791
		610,216
Multiline Retail (1.4%)
Kohl's Corp. (a)	9,825	360,676
Specialty Retail (1.6%)
Lowe's Companies, Inc.	22,400	409,248
Textiles, Apparel & Luxury Goods (1.2%)
V.F. Corp.	5,200	291,304
		1,671,444
Consumer Staples (9.9%)
Beverages (1.4%)
Diageo PLC, ADR	6,499	353,156
Food & Staples Retailing (2.3%)
Sysco Corp.	10,500	234,045
Wal-Mart Stores, Inc.	7,300	343,976
		578,021
Food Products (1.9%)
ConAgra Foods, Inc.	11,400	194,940
General Mills, Inc.	2,800	165,620
J M Smucker Co.	2,800	126,420
		486,980
Household Products (2.1%)
Procter & Gamble Co.	9,700	528,650
Personal Products (1.1%)
Avon Products, Inc.	13,765	281,494
Tobacco (1.1%)
Philip Morris International, Inc.	7,329	272,272
		2,500,573
Energy (18.9%)
Energy Equipment & Services (2.4%)
Halliburton Co.	16,354	282,106
Smith International, Inc.	3,000	68,100

	Shares	Value
Energy Equipment & Services (continued)
Transocean Ltd. (a)	4,900	$267,638
		617,844
Oil, Gas & Consumable Fuels (16.5%)
Chevron Corp.	7,100	500,692
ConocoPhillips	10,007	475,632
El Paso Corp.	13,300	108,794
EOG Resources, Inc.	3,875	262,609
Exxon Mobil Corp.	17,235	1,318,133
Hess Corp.	7,575	421,246
Marathon Oil Corp.	8,300	226,009
Newfield Exploration Co. (a)	3,300	63,327
Occidental Petroleum Corp.	8,000	436,400
Petroleo Brasileiro SA, ADR	6,800	178,160
Williams Companies, Inc.	12,700	179,705
		4,170,707
		4,788,551
Financials (18.8%)
Capital Markets (2.4%)
Goldman Sachs Group, Inc.	5,100	411,723
State Street Corp.	9,000	209,430
		621,153
Commercial Banks (4.9%)
PNC Financial Services Group, Inc.	7,700	250,404
U.S. Bancorp	34,446	511,179
Wells Fargo & Co.	26,056	492,458
		1,254,041
Diversified Financial Services (3.8%)
JPMorgan Chase & Co.	37,400	954,074
Insurance (5.6%)
ACE Ltd.	8,487	370,543
Aon Corp.	12,100	448,305
Axis Capital Holdings Ltd.	2,400	58,224
Hartford Financial Services Group, Inc.	6,763	89,001
Marsh & McLennan Companies, Inc.	14,400	278,352
Prudential Financial, Inc.	6,600	169,950
		1,414,375

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts (REITs) (2.1%)
Plum Creek Timber Co., Inc.	8,900	$273,853
Rayonier, Inc.	8,400	247,296
		521,149
		4,764,792
Health Care (11.8%)
Biotechnology (3.2%)
Amgen, Inc. (a)	14,500	795,325
Health Care Providers & Services (2.7%)
McKesson Corp.	6,400	282,880
Medco Health Solutions, Inc. (a)	9,100	408,863
		691,743
Life Sciences Tools & Services (1.1%)
Thermo Fisher Scientific, Inc. (a)	8,000	287,440
Pharmaceuticals (4.8%)
Abbott Laboratories	5,900	327,096
Johnson & Johnson	10,400	599,976
Schering-Plough Corp.	16,300	286,228
		1,213,300
		2,987,808
Industrials (6.7%)
Aerospace & Defense (4.7%)
Goodrich Corp.	5,900	228,094
L-3 Communications Holdings, Inc.	4,850	383,247
Northrop Grumman Corp.	4,500	216,540
United Technologies Corp.	7,596	364,532
		1,192,413
Construction & Engineering (1.2%)
KBR, Inc.	21,900	310,104
Machinery (0.8%)
Eaton Corp.	4,600	202,492
		1,705,009
Information Technology (5.2%)
Computers & Peripherals (3.0%)
EMC Corp. (a)	30,800	340,032
Hewlett-Packard Co.	7,700	267,575

	Shares	Value
Computers & Peripherals (continued)
International Business Machines Corp.	1,700	$155,805
		763,412
Semiconductors & Semiconductor Equipment (1.0%)
Intel Corp.	9,900	127,710
Intersil Corp., Class A	9,700	90,307
Marvell Technology Group Ltd. (a)	5,500	40,095
		258,112
Software (1.2%)
BMC Software, Inc. (a)	11,800	298,894
		1,320,418
Materials (5.0%)
Chemicals (2.6%)
E.I. Du Pont de Nemours & Co.	8,800	202,048
Monsanto Co.	3,275	249,096
Potash Corp. of Saskatchewan	2,675	200,251
		651,395
Metals & Mining (2.1%)
Allegheny Technologies, Inc.	1,300	28,717
Freeport-McMoRan Copper & Gold, Inc. (a)	8,100	203,634
Nucor Corp.	7,225	294,708
		527,059
Paper & Forest Products (0.3%)
Weyerhaeuser Co.	3,000	82,020
		1,260,474
Telecommunication Services (5.3%)
Diversified Telecommunication Services (5.3%)
AT&T, Inc.	38,757	954,197
Verizon Communications, Inc.	13,270	396,375
		1,350,572
Utilities (6.3%)
Electric Utilities (3.5%)
Exelon Corp.	5,600	303,632
FPL Group, Inc.	8,300	427,865
Northeast Utilities Co.	997	23,729
Southern Co.	3,700	123,765
		878,991

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (continued)
Multi-Utilities (2.8%)
PG&E Corp.	9,933	$384,109
Public Service Enterprise Group, Inc.	4,086	128,995
Wisconsin Energy Corp.	4,300	191,694
		704,798
		1,583,789
Total Common Stocks (Cost of $30,241,218)		23,933,430
Convertible Preferred Stocks (1.1%)
Health Care (0.5%)
Pharmaceuticals (0.5%)
Schering-Plough Corp., 6.000%	800	139,208
Materials (0.6%)
Metals & Mining (0.6%)
Freeport-McMoRan Copper & Gold, Inc., 6.750%	3,100	144,460
Total Convertible Preferred Stocks (Cost of $341,316)		283,668
	Par
Short-Term Obligation (6.2%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/30/09, due 02/02/09 at 0.200%, collateralized by a U.S. Treasury Obligation maturing 11/15/15, market value of $1,596,108 (repurchase proceeds $1,560,026)	$1,560,000	$1,560,000
Total Short-Term Obligation (Cost of $1,560,000)		1,560,000
Total Investments (101.8%) (Cost of $32,142,534) (b)		25,777,098
Other Assets & Liabilities, Net (-1.8%)		(466,104)
Net Assets (100.0%)		$25,310,994

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $32,142,534.

At January 31, 2009, the Fund held investments in the following sectors:

Sector	% of Net Assets
Energy	18.9
Financials	18.8
Health Care	12.3
Consumer Staples	9.9
Industrials	6.7
Consumer Discretionary	6.6
Utilities	6.3
Materials	5.6
Telecommunication Services	5.3
Information Technology	5.2
95.6
Short-Term Obligation	6.2
Other Assets & Liabilities, Net	(1.8)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (96.9%)
Consumer Discretionary (18.4%)
Distributors (0.5%)
LKQ Corp. (a)	6,730	$77,731
Diversified Consumer Services (3.8%)
Apollo Group, Inc., Class A (a)	2,070	168,622
DeVry, Inc.	1,512	81,013
ITT Educational Services, Inc. (a)	2,069	253,473
New Oriental Education & Technology Group, ADR (a)	1,150	55,016
		558,124
Hotels, Restaurants & Leisure (3.7%)
Darden Restaurants, Inc.	6,010	157,582
Starbucks Corp. (a)	8,650	81,656
Starwood Hotels & Resorts Worldwide, Inc.	2,650	40,068
WMS Industries, Inc. (a)	3,990	88,658
Yum! Brands, Inc.	6,180	176,872
		544,836
Household Durables (0.4%)
NVR, Inc. (a)	130	55,392
Leisure Equipment & Products (0.5%)
Mattel, Inc.	4,740	67,261
Media (2.0%)
DreamWorks Animation SKG, Inc., Class A (a)	4,650	102,067
Liberty Media Corp. - Entertainment, Class A (a)	6,320	115,972
McGraw-Hill Companies, Inc.	3,240	71,248
		289,287
Multiline Retail (1.5%)
Dollar Tree, Inc. (a)	2,860	122,151
Kohl's Corp. (a)	2,840	104,256
		226,407
Specialty Retail (5.0%)
Advance Auto Parts, Inc.	3,570	116,846
Bed Bath & Beyond, Inc. (a)	2,950	68,529
Gap, Inc.	6,790	76,591
Guess ?, Inc.	4,560	73,370

	Shares	Value
Specialty Retail (continued)
Limited Brands, Inc.	6,590	$52,193
Ross Stores, Inc.	3,400	100,028
Sherwin-Williams Co.	2,300	109,825
Tiffany & Co.	2,200	45,650
TJX Companies, Inc.	5,120	99,430
		742,462
Textiles, Apparel & Luxury Goods (1.0%)
Deckers Outdoor Corp. (a)	1,550	80,972
Polo Ralph Lauren Corp.	1,760	72,213
		153,185
		2,714,685
Consumer Staples (3.3%)
Food & Staples Retailing (0.4%)
Kroger Co.	2,440	54,900
Food Products (0.7%)
Campbell Soup Co.	3,240	98,399
Household Products (1.5%)
Church & Dwight Co., Inc.	1,820	96,879
Clorox Co.	2,560	128,384
		225,263
Personal Products (0.7%)
Avon Products, Inc.	5,370	109,816
		488,378
Energy (8.6%)
Energy Equipment & Services (2.8%)
Core Laboratories N.V.	1,050	70,550
Diamond Offshore Drilling, Inc.	2,420	151,879
FMC Technologies, Inc. (a)	2,300	68,057
Noble Corp.	4,760	129,234
		419,720
Oil, Gas & Consumable Fuels (5.8%)
Concho Resources, Inc. (a)	3,248	81,914
CONSOL Energy, Inc.	2,470	67,332
Continental Resources, Inc. (a)	4,319	89,274
Denbury Resources, Inc. (a)	9,509	116,390
Frontier Oil Corp.	4,380	62,546
PetroHawk Energy Corp. (a)	5,970	117,669
Range Resources Corp.	2,190	78,489

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Southwestern Energy Co. (a)	5,458	$172,746
Ultra Petroleum Corp. (a)	1,720	61,628
		847,988
		1,267,708
Financials (5.3%)
Capital Markets (3.1%)
Charles Schwab Corp.	3,230	43,896
Invesco Ltd.	6,820	80,408
Northern Trust Corp.	2,090	120,217
T. Rowe Price Group, Inc.	3,190	87,980
Waddell & Reed Financial, Inc., Class A	9,180	129,621
		462,122
Commercial Banks (0.4%)
TCF Financial Corp.	5,029	62,309
Consumer Finance (0.6%)
SLM Corp. (a)	7,320	83,814
Diversified Financial Services (0.7%)
CME Group, Inc.	300	52,173
IntercontinentalExchange, Inc. (a)	860	48,960
		101,133
Real Estate Investment Trusts (REITs) (0.5%)
Plum Creek Timber Co., Inc.	2,240	68,925
		778,303
Health Care (14.6%)
Biotechnology (1.5%)
Alexion Pharmaceuticals, Inc. (a)	1,960	72,265
Celgene Corp. (a)	1,320	69,894
Genzyme Corp. (a)	1,160	79,947
		222,106
Health Care Equipment & Supplies (2.4%)
C.R. Bard, Inc.	800	68,456
Intuitive Surgical, Inc. (a)	1,267	130,793
Mindray Medical International Ltd., ADR	3,890	80,367
St. Jude Medical, Inc. (a)	2,200	80,014
		359,630

	Shares	Value
Health Care Providers & Services (5.5%)
DaVita, Inc. (a)	2,500	$117,500
Express Scripts, Inc. (a)	4,380	235,469
Laboratory Corp. of America Holdings (a)	2,780	164,576
McKesson Corp.	1,860	82,212
Medco Health Solutions, Inc. (a)	2,840	127,601
Quest Diagnostics, Inc.	1,800	88,830
		816,188
Life Sciences Tools & Services (3.2%)
Charles River Laboratories International, Inc. (a)	4,270	104,231
Covance, Inc. (a)	2,640	101,904
Illumina, Inc. (a)	2,956	80,876
Pharmaceutical Product Development, Inc.	2,880	68,803
Thermo Fisher Scientific, Inc. (a)	3,090	111,024
		466,838
Pharmaceuticals (2.0%)
Allergan, Inc.	4,350	165,822
Perrigo Co.	4,120	120,922
		286,744
		2,151,506
Industrials (17.8%)
Aerospace & Defense (2.4%)
Goodrich Corp.	3,850	148,841
Precision Castparts Corp.	3,060	198,747
		347,588
Air Freight & Logistics (0.7%)
C.H. Robinson Worldwide, Inc.	2,180	100,237
Commercial Services & Supplies (2.9%)
Pitney Bowes, Inc.	2,318	51,599
Stericycle, Inc. (a)	6,020	294,498
Waste Connections, Inc. (a)	2,962	85,957
		432,054
Construction & Engineering (1.8%)
Foster Wheeler Ltd. (a)	6,120	122,216
Jacobs Engineering Group, Inc. (a)	1,730	66,899
Quanta Services, Inc. (a)	3,960	84,665
		273,780

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (continued)
Electrical Equipment (1.5%)
AMETEK, Inc.	3,210	$102,592
Roper Industries, Inc.	2,860	117,660
		220,252
Machinery (3.6%)
Cummins, Inc.	2,340	56,113
Flowserve Corp.	1,490	79,432
ITT Corp.	2,460	111,389
Joy Global, Inc.	2,605	54,262
Pall Corp.	3,980	103,759
Parker Hannifin Corp.	2,100	80,241
Wabtec Corp.	1,580	47,289
		532,485
Professional Services (1.8%)
Dun & Bradstreet Corp.	840	63,840
FTI Consulting, Inc. (a)	1,950	79,969
Huron Consulting Group, Inc. (a)	1,140	56,977
Robert Half International, Inc.	3,830	64,919
		265,705
Road & Rail (2.3%)
CSX Corp.	3,020	87,459
Landstar System, Inc.	5,320	190,828
Old Dominion Freight Line, Inc. (a)	2,570	64,456
		342,743
Trading Companies & Distributors (0.8%)
Fastenal Co.	3,360	114,845
		2,629,689
Information Technology (20.2%)
Communications Equipment (2.4%)
F5 Networks, Inc. (a)	2,770	61,411
Harris Corp.	3,390	146,753
Juniper Networks, Inc. (a)	5,110	72,358
Research In Motion Ltd. (a)	1,290	71,466
		351,988
Computers & Peripherals (0.5%)
NetApp, Inc. (a)	4,940	73,260

	Shares	Value
Electronic Equipment, Instruments & Components (1.3%)
Agilent Technologies, Inc. (a)	4,840	$87,507
Itron, Inc. (a)	1,180	77,054
Trimble Navigation Ltd. (a)	1,446	21,430
		185,991
Internet Software & Services (1.6%)
Equinix, Inc. (a)	2,598	138,603
VeriSign, Inc. (a)	4,670	90,178
		228,781
IT Services (4.4%)
Alliance Data Systems Corp. (a)	2,670	111,045
Cognizant Technology Solutions Corp., Class A (a)	5,490	102,828
Fiserv, Inc. (a)	2,660	84,455
Global Payments, Inc.	2,960	102,741
Hewitt Associates, Inc., Class A (a)	3,810	108,128
MasterCard, Inc., Class A	450	61,101
Paychex, Inc.	3,500	85,015
		655,313
Semiconductors & Semiconductor Equipment (5.7%)
Altera Corp.	9,130	140,420
Analog Devices, Inc.	8,931	178,441
ASML Holding N.V., N.Y. Registered Shares	3,630	60,040
Broadcom Corp., Class A (a)	6,860	108,731
International Rectifier Corp. (a)	4,470	60,881
Intersil Corp., Class A	6,180	57,536
Marvell Technology Group Ltd. (a)	8,290	60,434
MEMC Electronic Materials, Inc. (a)	3,720	50,592
Silicon Laboratories, Inc. (a)	3,060	70,472
Varian Semiconductor Equipment Associates, Inc. (a)	2,920	55,597
		843,144
Software (4.3%)
Activision Blizzard, Inc. (a)	12,790	112,040
Autodesk, Inc. (a)	2,617	43,338
Citrix Systems, Inc. (a)	2,588	54,452
Software (continued)
FactSet Research Systems, Inc.	2,820	112,236
Intuit, Inc. (a)	2,670	60,475
McAfee, Inc. (a)	3,780	115,252

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (continued)
Software (continued)
Salesforce.com, Inc. (a)	2,280	$60,671
Symantec Corp. (a)	5,330	81,709
		640,173
		2,978,650
Materials (4.1%)
Chemicals (3.7%)
CF Industries Holdings, Inc.	1,380	64,860
Ecolab, Inc.	4,290	145,689
Intrepid Potash, Inc. (a)	3,755	76,527
Monsanto Co.	890	67,693
Potash Corp. of Saskatchewan, Inc.	2,500	187,150
		541,919
Metals & Mining (0.4%)
Freeport-McMoRan Copper & Gold, Inc.	2,257	56,741
		598,660
Telecommunication Services (1.8%)
Wireless Telecommunication Services (1.8%)
American Tower Corp., Class A (a)	8,876	269,298
Utilities (2.8%)
Electric Utilities (1.6%)
ITC Holdings Corp.	1,989	83,498
PPL Corp.	4,800	147,168
		230,666
Gas Utilities (1.2%)
Questar Corp.	5,360	182,133
		412,799
Total Common Stocks (Cost of $17,085,257)		14,289,676

	Par	Value
Short-Term Obligation (4.4%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/30/09, due 02/02/09 at 0.200%, collateralized by a U.S. Treasury Obligation maturing 11/15/12, market value $656,642 (repurchase proceeds $639,011)	$639,000	$639,000
Total Short-Term Obligation (Cost of $639,000)		639,000
Total Investments (101.3%) (Cost of $17,724,257) (b)		14,928,676
Other Assets & Liabilities, Net (-1.3%)		(184,850)
Net Assets (100.0%)		$14,743,826

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $17,724,257.

For the six month period ended January 31, 2009, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at July 31, 2008	-	$-
Options written	42	8,168
Options terminated in closing purchase transactions	(42)	(8,168)
Options exercised	-	-
Options expired	-	-
Options outstanding at January 31, 2009	-	$-

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

At January 31, 2009, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	20.2
Consumer Discretionary	18.4
Industrials	17.8
Health Care	14.6
Energy	8.6
Financials	5.3
Materials	4.1
Consumer Staples	3.3
Utilities	2.8
Telecommunication Services	1.8
96.9
Short-Term Obligation	4.4
Other Assets & Liabilities, Net	(1.3)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (95.0%)
Consumer Discretionary (9.4%)
Auto Components (1.6%)
BorgWarner, Inc.	6,200	$104,656
Johnson Controls, Inc.	8,350	104,459
		209,115
Hotels, Restaurants & Leisure (1.3%)
Royal Caribbean Cruises Ltd.	10,000	64,900
Starwood Hotels & Resorts Worldwide, Inc.	6,725	101,682
		166,582
Household Durables (0.8%)
Stanley Works	3,100	96,906
Leisure Equipment & Products (1.2%)
Hasbro, Inc.	6,400	154,432
Media (0.7%)
Regal Entertainment Group, Class A	8,701	87,358
Multiline Retail (0.1%)
Saks, Inc. (a)	6,702	16,889
Specialty Retail (2.6%)
Bed Bath & Beyond, Inc. (a)	1,600	37,168
GameStop Corp., Class A (a)	1,500	37,170
Gap, Inc.	8,200	92,496
Ross Stores, Inc.	5,600	164,752
		331,586
Textiles, Apparel & Luxury Goods (1.1%)
Polo Ralph Lauren Corp.	3,600	147,708
		1,210,576
Consumer Staples (10.8%)
Beverages (2.3%)
Fomento Economico Mexicano SAB de CV, ADR	6,075	171,011
Pepsi Bottling Group, Inc.	6,900	133,101
		304,112

	Shares	Value
Food & Staples Retailing (1.4%)
BJ's Wholesale Club, Inc. (a)	3,000	$86,040
Kroger Co.	3,950	88,875
		174,915
Food Products (4.6%)
ConAgra Foods, Inc.	8,600	147,060
Dean Foods Co. (a)	10,000	193,400
Hershey Co.	3,000	111,840
JM Smucker Co.	2,400	108,360
Smithfield Foods, Inc. (a)	2,700	32,049
		592,709
Household Products (0.9%)
Clorox Co.	2,250	112,837
Personal Products (1.6%)
Avon Products, Inc.	5,700	116,565
Estee Lauder Companies, Inc., Class A	3,475	91,219
		207,784
		1,392,357
Energy (7.9%)
Energy Equipment & Services (2.0%)
Complete Production Services, Inc. (a)	7,000	44,870
National-Oilwell Varco, Inc. (a)	3,550	93,862
Noble Corp.	2,700	73,305
Rowan Companies, Inc.	3,825	48,424
		260,461
Oil, Gas & Consumable Fuels (5.9%)
Cabot Oil & Gas Corp.	4,300	118,207
El Paso Corp.	14,500	118,610
Forest Oil Corp. (a)	2,800	42,000
Hess Corp.	1,675	93,147
Newfield Exploration Co. (a)	4,900	94,031
Peabody Energy Corp.	3,200	80,000
Williams Companies, Inc.	15,100	213,665
		759,660
		1,020,121

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (continued)
Financials (25.1%)
Capital Markets (2.5%)
Ameriprise Financial, Inc.	11,700	$235,755
Greenhill & Co., Inc.	1,299	84,461
		320,216
Commercial Banks (8.8%)
Bank of Hawaii Corp.	5,100	182,937
City National Corp.	3,900	134,979
Comerica, Inc.	10,575	176,179
Cullen/Frost Bankers, Inc.	4,925	215,567
KeyCorp	9,700	70,616
Marshall & Ilsley Corp.	3,725	21,270
SVB Financial Group (a)	3,950	82,042
TCF Financial Corp.	18,300	226,737
Zions Bancorporation	1,675	24,991
		1,135,318
Insurance (8.2%)
ACE Ltd.	5,544	242,051
Aon Corp.	3,400	125,970
Assurant, Inc.	2,200	58,080
Marsh & McLennan Companies, Inc.	13,500	260,955
Platinum Underwriters Holdings Ltd.	5,400	150,174
Reinsurance Group of America, Inc.	6,400	228,032
		1,065,262
Real Estate Investment Trusts (REITs) (5.6%)
Alexandria Real Estate Equities, Inc.	3,100	183,954
Boston Properties, Inc.	1,650	71,445
Equity Residential Property Trust	3,400	81,362
Plum Creek Timber Co., Inc.	4,800	147,696
ProLogis	3,500	35,035
Rayonier, Inc.	7,000	206,080
		725,572
		3,246,368
Health Care (7.1%)
Health Care Equipment & Supplies (4.2%)
Beckman Coulter, Inc.	3,200	159,104
Cooper Companies, Inc.	3,200	60,704
Hospira, Inc. (a)	5,375	133,838

	Shares	Value
Health Care Equipment & Supplies (continued)
Teleflex, Inc.	3,400	$180,812
		534,458
Health Care Providers & Services (2.3%)
AmerisourceBergen Corp.	3,500	127,120
Community Health Systems, Inc. (a)	4,975	92,734
Universal Health Services, Inc., Class B	2,100	79,485
		299,339
Life Sciences Tools & Services (0.6%)
Varian, Inc. (a)	2,900	80,736
		914,533
Industrials (7.8%)
Aerospace & Defense (2.1%)
AerCap Holdings NV (a)	8,000	39,040
L-3 Communications Holdings, Inc.	1,700	134,334
Spirit Aerosystems Holdings, Inc., Class A (a)	7,107	96,655
		270,029
Construction & Engineering (0.7%)
Jacobs Engineering Group, Inc. (a)	2,350	90,874
Electrical Equipment (1.0%)
Cooper Industries Ltd., Class A	4,900	131,859
Industrial Conglomerates (0.5%)
Textron, Inc.	6,700	60,501
Machinery (2.2%)
Barnes Group, Inc.	4,118	46,534
Harsco Corp.	1,950	46,254
Kennametal, Inc.	4,650	74,586
Parker Hannifin Corp.	3,225	123,227
		290,601
Marine (0.7%)
Alexander & Baldwin, Inc.	4,025	88,711

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (continued)
Road & Rail (0.6%)
Canadian Pacific Railway Ltd.	2,400	$72,624
		1,005,199
Information Technology (6.5%)
Computers & Peripherals (2.0%)
Diebold, Inc.	4,100	101,598
NCR Corp. (a)	12,600	158,130
		259,728
Electronic Equipment, Instruments & Components (2.0%)
Agilent Technologies, Inc. (a)	2,900	52,432
Arrow Electronics, Inc. (a)	6,325	120,618
Mettler-Toledo International, Inc. (a)	1,200	79,896
		252,946
Internet Software & Services (0.5%)
VeriSign, Inc. (a)	3,700	71,447
Semiconductors & Semiconductor Equipment (0.5%)
Intersil Corp., Class A	2,700	25,137
Marvell Technology Group Ltd. (a)	2,900	21,141
Verigy Ltd. (a)	1,983	16,479
		62,757
Software (1.5%)
Activision Blizzard, Inc. (a)	2,966	25,982
Citrix Systems, Inc. (a)	3,300	69,432
Synopsys, Inc. (a)	5,250	97,125
		192,539
		839,417
Materials (7.0%)
Chemicals (2.7%)
Air Products & Chemicals, Inc.	2,750	138,325
Albemarle Corp.	3,525	78,431
PPG Industries, Inc.	3,600	135,288
		352,044
Containers & Packaging (2.4%)
Crown Holdings, Inc. (a)	8,400	157,500
Packaging Corp. of America	11,000	156,200
		313,700

	Shares	Value
Metals & Mining (0.4%)
Allegheny Technologies, Inc.	2,500	$55,225
Paper & Forest Products (1.5%)
Weyerhaeuser Co.	6,909	188,892
		909,861
Utilities (13.4%)
Electric Utilities (4.9%)
American Electric Power Co., Inc.	3,000	94,050
Edison International	6,175	201,120
Entergy Corp.	1,600	122,176
FPL Group, Inc.	3,475	179,136
Northeast Utilities	1,454	34,605
		631,087
Gas Utilities (1.3%)
AGL Resources, Inc.	5,575	171,877
Multi-Utilities (7.2%)
PG&E Corp.	8,725	337,396
Public Service Enterprise Group, Inc.	4,200	132,594
Sempra Energy	5,275	231,256
Wisconsin Energy Corp.	5,300	236,274
		937,520
		1,740,484
Total Common Stocks (Cost of $17,124,209)		12,278,916
Convertible Preferred Stock (0.5%)
Materials (0.5%)
Metals & Mining (0.5%)
Freeport-McMoRan Copper & Gold, Inc., 6.750%	1,500	69,900
Total Convertible Preferred Stock (Cost of $62,015)		69,900

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Par	Value
Convertible Bond (0.2%)
Financials (0.2%)
Real Estate Investment Trusts (REITs) (0.2%)
Vornado Realty Trust 3.625% 11/15/26	$40,000	$32,500
Total Convertible Bond (Cost of $31,720)		32,500
Short-Term Obligation (7.1%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/30/09 due 02/02/09 at 0.200%, collateralized by U.S. Treasury Obligation maturing 02/15/36, market value $933,478 (repurchase proceeds $912,015)	912,000	912,000
Total Short-Term Obligation (Cost of $912,000)		912,000
Total Investments (102.8%) (Cost of $18,129,944) (b)		13,293,316
Other Assets & Liabilities, Net (-2.8%)		(366,971)
Net Assets (100.0%)		$12,926,345

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $18,129,944.

At January 31, 2009, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	25.3
Utilities	13.4
Consumer Staples	10.8
Consumer Discretionary	9.4
Energy	7.9
Industrials	7.8
Materials	7.5
Health Care	7.1
Information Technology	6.5
95.7
Short-Term Obligation	7.1
Other Assets & Liabilities, Net	(2.8)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (93.4%)
Consumer Discretionary (12.2%)
Distributors (0.8%)
LKQ Corp. (a)	18,290	$211,250
Diversified Consumer Services (4.2%)
American Public Education, Inc. (a)	5,270	206,373
Capella Education Co. (a)	3,445	190,612
Coinstar, Inc. (a)	10,660	244,967
Corinthian Colleges, Inc. (a)	22,890	427,585
Steiner Leisure Ltd. (a)	4,310	107,448
		1,176,985
Hotels, Restaurants & Leisure (3.3%)
Bally Technologies, Inc. (a)	7,300	147,387
BJ's Restaurants, Inc. (a)	11,410	126,651
P.F. Chang's China Bistro, Inc. (a)	6,850	121,450
Panera Bread Co., Class A (a)	3,310	155,504
Texas Roadhouse, Inc., Class A (a)	24,500	186,935
WMS Industries, Inc. (a)	8,140	180,871
		918,798
Media (1.0%)
Marvel Entertainment, Inc. (a)	10,030	275,925
Specialty Retail (2.2%)
Aeropostale, Inc. (a)	8,331	175,868
Children's Place Retail Stores, Inc. (a)	6,910	129,977
Guess ?, Inc.	7,480	120,353
Gymboree Corp. (a)	7,140	174,930
		601,128
Textiles, Apparel & Luxury Goods (0.7%)
Deckers Outdoor Corp. (a)	3,980	207,915
		3,392,001
Consumer Staples (3.4%)
Food & Staples Retailing (0.4%)
BJ's Wholesale Club, Inc. (a)	3,432	98,430
Food Products (1.7%)
Diamond Foods, Inc.	7,080	181,814
Flowers Foods, Inc.	8,860	190,401
Green Mountain Coffee Roasters, Inc. (a)	2,930	112,102
		484,317

	Shares	Value
Personal Products (1.3%)
Chattem, Inc. (a)	5,290	$357,604
		940,351
Energy (6.9%)
Energy Equipment & Services (2.8%)
Atwood Oceanics, Inc. (a)	14,500	241,425
CARBO Ceramics, Inc.	3,280	117,916
Core Laboratories N.V.	6,150	413,218
		772,559
Oil, Gas & Consumable Fuels (4.1%)
Arena Resources, Inc. (a)	12,779	311,296
Carrizo Oil & Gas, Inc. (a)	4,860	67,360
Comstock Resources, Inc. (a)	1,378	52,543
Concho Resources, Inc. (a)	18,416	464,452
Holly Corp.	5,870	137,182
Penn Virginia Corp.	5,620	115,772
		1,148,605
		1,921,164
Financials (5.4%)
Capital Markets (2.7%)
Cohen & Steers, Inc.	11,500	124,200
Greenhill & Co., Inc.	3,080	200,262
KBW, Inc. (a)	3,343	62,781
optionsXpress Holdings, Inc.	13,430	146,253
Waddell & Reed Financial, Inc., Class A	16,020	226,202
		759,698
Commercial Banks (0.9%)
Glacier Bancorp, Inc.	7,779	119,408
TCF Financial Corp.	9,193	113,901
		233,309
Real Estate Investment Trusts (REITs) (1.8%)
Home Properties, Inc.	6,890	247,282
Redwood Trust, Inc.	9,721	123,360
Washington Real Estate Investment Trust	5,730	136,431
		507,073
		1,500,080

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (continued)
Health Care (26.8%)
Biotechnology (8.0%)
Acorda Therapeutics, Inc. (a)	7,720	$189,372
Alexion Pharmaceuticals, Inc. (a)	14,300	527,241
Allos Therapeutics, Inc. (a)	22,880	179,150
BioMarin Pharmaceuticals, Inc. (a)	8,700	167,562
Celera Corp. (a)	12,800	108,032
Myriad Genetics, Inc. (a)	1,920	143,174
Onyx Pharmaceuticals, Inc. (a)	10,300	313,429
OSI Pharmaceuticals, Inc. (a)	11,010	391,956
United Therapeutics Corp. (a)	3,010	204,530
		2,224,446
Health Care Equipment & Supplies (5.8%)
Haemonetics Corp. (a)	2,330	137,819
Immucor, Inc. (a)	10,090	279,594
Masimo Corp. (a)	11,758	326,520
NuVasive, Inc. (a)	14,820	553,379
Thoratec Corp. (a)	11,160	323,305
		1,620,617
Health Care Providers & Services (7.3%)
CardioNet, Inc. (a)	13,479	305,704
Catalyst Health Solutions, Inc. (a)	9,277	204,279
Genoptix, Inc. (a)	8,110	274,929
HMS Holdings Corp. (a)	4,740	146,703
IPC The Hospitalist Co., Inc. (a)	11,633	222,656
LHC Group, Inc. (a)	7,330	195,051
Owens & Minor, Inc.	5,760	229,075
Psychiatric Solutions, Inc. (a)	16,567	430,742
		2,009,139
Health Care Technology (1.0%)
Omnicell, Inc. (a)	21,860	170,727
Phase Forward, Inc. (a)	8,118	109,593
		280,320
Life Sciences Tools & Services (3.1%)
ICON PLC, ADR (a)	33,710	677,571
Illumina, Inc. (a)	6,580	180,029
		857,600

	Shares	Value
Pharmaceuticals (1.6%)
Cypress Bioscience, Inc. (a)	14,680	$124,780
Perrigo Co.	10,850	318,447
		443,227
		7,435,349
Industrials (14.0%)
Aerospace & Defense (1.9%)
HEICO Corp.	4,470	176,699
Orbital Sciences Corp. (a)	9,260	155,290
Teledyne Technologies, Inc. (a)	6,500	181,155
		513,144
Air Freight & Logistics (0.7%)
HUB Group, Inc., Class A (a)	8,615	195,561
Commercial Services & Supplies (2.8%)
Clean Harbors, Inc. (a)	4,800	256,848
Geo Group, Inc. (a)	10,520	155,696
Waste Connections, Inc. (a)	11,790	342,146
		754,690
Construction & Engineering (1.2%)
EMCOR Group, Inc. (a)	9,790	201,576
Orion Marine Group, Inc. (a)	4,349	43,055
Pike Electric Corp. (a)	8,253	92,846
		337,477
Electrical Equipment (1.8%)
Acuity Brands, Inc.	6,430	172,774
Energy Conversion Devices, Inc. (a)	4,050	101,939
Woodward Governor Co.	10,990	226,064
		500,777
Machinery (1.9%)
Kaydon Corp.	3,900	106,080
Key Technology, Inc. (a)	5,244	69,535
RBC Bearings, Inc. (a)	9,941	181,721
Wabtec Corp.	5,750	172,098
		529,434

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (continued)
Professional Services (1.9%)
Huron Consulting Group, Inc. (a)	4,200	$209,916
Watson Wyatt Worldwide, Inc., Class A	6,932	322,338
		532,254
Road & Rail (1.8%)
Genesee & Wyoming, Inc., Class A (a)	6,950	188,832
Landstar System, Inc.	3,840	137,741
Old Dominion Freight Line, Inc. (a)	7,040	176,563
		503,136
		3,866,473
Information Technology (19.5%)
Communications Equipment (2.3%)
F5 Networks, Inc. (a)	9,050	200,638
Neutral Tandem, Inc. (a)	20,168	319,461
NICE Systems Ltd., ADR (a)	5,900	113,221
		633,320
Computers & Peripherals (1.1%)
Synaptics, Inc. (a)	12,900	304,053
Internet Software & Services (2.3%)
Equinix, Inc. (a)	3,805	202,997
VistaPrint Ltd. (a)	8,810	201,749
Vocus, Inc. (a)	14,465	220,736
		625,482
IT Services (1.6%)
Cybersource Corp. (a)	9,716	115,912
Gartner, Inc. (a)	8,360	118,377
Integral Systems, Inc. (a)	10,180	111,267
Wright Express Corp. (a)	8,510	99,227
		444,783
Semiconductors & Semiconductor Equipment (3.2%)
FEI Co. (a)	11,870	216,034
Hittite Microwave Corp. (a)	5,290	135,530
Microsemi Corp. (a)	17,060	143,304
MKS Instruments, Inc. (a)	9,950	139,797
Monolithic Power Systems, Inc. (a)	10,990	133,529
Silicon Laboratories, Inc. (a)	5,770	132,883
		901,077

	Shares	Value
Software (9.0%)
Blackboard, Inc. (a)	12,996	$330,228
Concur Technologies, Inc. (a)	5,231	129,154
FactSet Research Systems, Inc.	4,710	187,458
Informatica Corp. (a)	22,670	289,269
Jack Henry & Associates, Inc.	6,880	122,464
Lawson Software, Inc. (a)	29,550	124,701
Micros Systems, Inc. (a)	8,920	128,448
Netscout Systems, Inc. (a)	15,330	217,993
Solera Holdings, Inc. (a)	19,620	472,646
SPSS, Inc. (a)	5,440	139,699
Sybase, Inc. (a)	12,910	352,572
		2,494,632
		5,403,347
Materials (3.3%)
Chemicals (2.3%)
CF Industries Holdings, Inc.	3,830	180,010
Intrepid Potash, Inc. (a)	22,100	450,398
		630,408
Containers & Packaging (1.0%)
Silgan Holdings, Inc.	6,370	292,001
		922,409
Telecommunication Services (1.3%)
Wireless Telecommunication Services (1.3%)
SBA Communications Corp., Class A (a)	17,810	354,419
Utilities (0.6%)
Electric Utilities (0.6%)
ITC Holdings Corp.	4,170	175,057
Total Common Stocks (Cost of $28,508,131)		25,910,650

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Par	Value
Short-Term Obligation (5.6%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/30/09, due 02/02/09 at 0.200%, collateralized by a U.S. Treasury Obligation maturing 05/15/13, market value $1,579,241 (repurchase proceeds $1,544,026)	$1,544,000	$1,544,000
Total Short-Term Obligation (Cost of $1,544,000)		1,544,000
Total Investments (99.0%) (Cost of $30,052,131) (b)		27,454,650
Other Assets & Liabilities, Net (1.0%)		273,284
Net Assets (100.0%)		$27,727,934

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $30,052,131.

Acronym	Name
ADR	American Depositary Receipt

For the six month period ended January 31, 2009, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at July 31, 2008	65	$8,362
Options written	-	-
Options terminated in closing purchase transactions	(19)	(2,603)
Options exercised	-	-
Options expired	(46)	(5,759)
Options outstanding at January 31, 2009	-	$-

At January 31, 2009, the Fund held investments in the following sectors:

Sector	% of Net Assets
Health Care	26.8
Information Technology	19.5
Industrials	14.0
Consumer Discretionary	12.2
Energy	6.9
Financials	5.4
Consumer Staples	3.4
Materials	3.3
Telecommunication Services	1.3
Utilities	0.6
93.4
Short-Term Obligation	5.6
Other Assets & Liabilities, Net	1.0
100.0

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (89.7%)
Consumer Discretionary (7.1%)
Auto Components (0.3%)
BorgWarner, Inc.	4,230	$71,402
Diversified Consumer Services (0.4%)
Regis Corp.	4,577	51,491
Sotheby's	4,975	43,233
		94,724
Hotels, Restaurants & Leisure (1.6%)
Benihana, Inc., Class A (a)	17,301	42,215
Bob Evans Farms, Inc.	4,725	82,971
CEC Entertainment, Inc. (a)	3,830	89,392
Jack in the Box, Inc. (a)	4,060	91,715
Landry's Restaurants, Inc.	6,310	40,763
Red Robin Gourmet Burgers, Inc. (a)	4,555	55,480
		402,536
Household Durables (1.1%)
American Greetings Corp., Class A	12,860	55,812
Cavco Industries, Inc. (a)	2,715	66,463
CSS Industries, Inc.	3,925	59,542
Ethan Allen Interiors, Inc.	3,815	43,453
Furniture Brands International, Inc.	12,770	26,179
Universal Electronics, Inc. (a)	1,911	21,556
		273,005
Internet & Catalog Retail (0.2%)
NutriSystem, Inc.	3,790	48,853
Leisure Equipment & Products (0.2%)
Brunswick Corp.	14,933	41,514
Specialty Retail (2.5%)
America's Car-Mart, Inc. (a)	9,923	90,200
AnnTaylor Stores Corp. (a)	10,525	51,783
Foot Locker, Inc.	6,146	45,235
Monro Muffler Brake, Inc.	5,965	144,770
OfficeMax, Inc.	12,800	70,528
Rent-A-Center, Inc. (a)	10,159	150,861
Shoe Carnival, Inc. (a)	6,355	49,887
		603,264

	Shares	Value
Textiles, Apparel & Luxury Goods (0.8%)
Hampshire Group Ltd. (a)	3,855	$12,143
Movado Group, Inc.	8,070	61,978
Phillips-Van Heusen Corp.	2,905	55,253
Wolverine World Wide, Inc.	3,945	71,562
		200,936
		1,736,234
Consumer Staples (5.5%)
Food & Staples Retailing (2.6%)
BJ's Wholesale Club, Inc. (a)	4,005	114,863
Casey's General Stores, Inc.	4,130	87,763
Ruddick Corp.	4,275	102,814
Spartan Stores, Inc.	3,485	64,751
Weis Markets, Inc.	6,830	212,481
Whole Foods Market, Inc.	5,475	56,119
		638,791
Food Products (2.4%)
Flowers Foods, Inc.	3,043	65,394
Fresh Del Monte Produce, Inc. (a)	6,470	155,927
J & J Snack Foods Corp.	2,598	90,696
Lancaster Colony Corp.	2,015	73,366
Lance, Inc.	4,013	75,565
Ralcorp Holdings, Inc. (a)	1,935	114,591
		575,539
Personal Products (0.5%)
NBTY, Inc. (a)	6,525	123,127
		1,337,457
Energy (3.0%)
Energy Equipment & Services (1.2%)
Lufkin Industries, Inc.	3,220	112,539
Patterson-UTI Energy, Inc.	3,155	30,162
TGC Industries, Inc. (a)	9,544	21,760
Tidewater, Inc.	3,000	124,830
		289,291
Oil, Gas & Consumable Fuels (1.8%)
Comstock Resources, Inc. (a)	1,690	64,440
Holly Corp.	7,105	166,044
Nordic American Tanker Shipping	2,638	75,605
Stone Energy Corp. (a)	7,600	65,208
Swift Energy Co. (a)	5,140	78,745
		450,042
		739,333

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (continued)
Financials (30.3%)
Capital Markets (1.0%)
Federated Investors, Inc., Class B	4,350	$84,912
Janus Capital Group, Inc.	9,450	49,612
Piper Jaffray Companies, Inc. (a)	3,716	106,686
Virtus Investment Partners, Inc. (a)	1,276	7,733
		248,943
Commercial Banks (7.7%)
BancFirst Corp.	3,285	117,012
BancTrust Financial Group, Inc.	10,832	96,080
Bank of Granite Corp.	11,922	37,435
Bryn Mawr Bank Corp.	6,561	121,904
Capital Corp. of the West	9,117	7,020
Capitol Bancorp Ltd.	8,116	48,777
Chemical Financial Corp.	8,935	203,718
Columbia Banking System, Inc.	6,760	60,164
Community Trust Bancorp, Inc.	4,170	116,635
First Citizens BancShares, Inc., Class A	1,264	176,783
First Financial Corp.	5,464	181,132
First National Bank of Alaska	43	61,490
Mass Financial Corp., Class A (a)	13,010	51,129
Merchants Bancshares, Inc.	6,283	122,833
Northfield Bancorp, Inc.	8,199	81,498
Northrim BanCorp, Inc.	7,169	72,120
South Financial Group, Inc.	19,290	36,265
Sterling Bancorp NY	9,805	108,051
Taylor Capital Group, Inc.	7,445	47,574
West Coast Bancorp	9,355	27,784
Whitney Holding Corp.	8,270	107,427
		1,882,831
Consumer Finance (0.5%)
Cash America International, Inc.	7,225	132,073
Diversified Financial Services (0.7%)
Medallion Financial Corp.	15,763	106,558
Pico Holdings, Inc. (a)	2,740	69,651
		176,209
Insurance (7.7%)
Baldwin & Lyons, Inc., Class B	5,871	98,574
CNA Surety Corp. (a)	10,773	178,293
eHealth, Inc. (a)	5,628	77,779
EMC Insurance Group, Inc.	6,525	126,715
FBL Financial Group, Inc. Class A	4,930	50,828

	Shares	Value
Insurance (continued)
Genworth Financial, Inc., Class A	11,212	$26,012
Harleysville Group, Inc.	3,390	96,412
Horace Mann Educators Corp.	13,005	121,597
National Western Life Insurance Co., Class A	684	84,905
Navigators Group, Inc. (a)	3,449	177,072
Phoenix Companies, Inc.	26,426	46,245
RAM Holdings Ltd. (a)	28,518	13,974
RLI Corp.	2,252	127,215
Safety Insurance Group, Inc.	4,690	164,244
Selective Insurance Group, Inc.	6,570	100,849
Stewart Information Services Corp.	6,880	102,099
United America Indemnity Ltd., Class A (a)	20,794	220,001
United Fire & Casualty Co.	2,555	51,228
		1,864,042
Real Estate Investment Trusts (REITs) (6.5%)
DCT Industrial Trust, Inc.	23,278	84,965
DiamondRock Hospitality Co.	21,015	86,161
Duke Realty Corp.	7,360	67,786
DuPont Fabros Technology, Inc.	10,211	38,087
Franklin Street Properties Corp.	13,706	156,522
Getty Realty Corp.	4,450	92,293
LaSalle Hotel Properties	8,964	74,670
Mack-Cali Realty Corp.	2,225	45,212
National Health Investors, Inc.	5,687	148,146
National Retail Properties, Inc.	9,660	139,394
Potlatch Corp.	7,325	184,517
Sun Communities, Inc.	9,565	114,780
Sunstone Hotel Investors, Inc.	13,638	58,780
Universal Health Realty Income Trust	4,760	145,656
Urstadt Biddle Properties, Inc., Class A	8,810	130,300
		1,567,269
Real Estate Management & Development (0.4%)
Avatar Holdings, Inc. (a)	2,315	60,074
Maui Land & Pineapple Co., Inc. (a)	4,831	44,590
		104,664
Thrifts & Mortgage Finance (5.8%)
Bank Mutual Corp.	15,940	140,750
BankFinancial Corp.	11,485	110,601

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (continued)
Thrifts & Mortgage Finance (continued)
Beneficial Mutual Bancorp, Inc. (a)	13,417	$128,535
Brookline Bancorp, Inc.	17,910	173,190
Clifton Savings Bancorp, Inc.	10,860	113,378
Corus Bankshares, Inc.	24,867	27,602
ESSA Bancorp, Inc.	7,217	96,275
Home Federal Bancorp, Inc.	13,850	124,512
TrustCo Bank Corp. NY	12,780	85,626
United Financial Bancorp, Inc.	8,913	122,197
Washington Federal, Inc.	10,145	124,581
Westfield Financial, Inc.	16,134	155,370
		1,402,617
		7,378,648
Health Care (6.3%)
Health Care Equipment & Supplies (1.0%)
Analogic Corp.	2,380	59,500
STERIS Corp.	5,460	145,236
Zoll Medical Corp. (a)	2,700	43,227
		247,963
Health Care Providers & Services (4.6%)
AmSurg Corp. (a)	4,390	86,000
Cross Country Healthcare, Inc. (a)	13,470	100,890
Gentiva Health Services, Inc. (a)	3,303	83,500
Healthspring, Inc. (a)	3,389	59,036
Kindred Healthcare, Inc. (a)	8,375	113,649
Magellan Health Services, Inc. (a)	1,635	59,220
Mednax, Inc. (a)	3,020	101,381
NovaMed, Inc. (a)	19,969	59,108
Owens & Minor, Inc.	3,106	123,526
RehabCare Group, Inc. (a)	10,086	140,700
Res-Care, Inc. (a)	11,220	152,031
U.S. Physical Therapy, Inc. (a)	3,938	48,044
		1,127,085
Health Care Technology (0.1%)
Omnicell, Inc. (a)	3,372	26,335
Life Sciences Tools & Services (0.6%)
PAREXEL International Corp. (a)	7,620	75,362
Varian, Inc. (a)	2,140	59,577
		134,939
		1,536,322

	Shares	Value
Industrials (13.0%)
Aerospace & Defense (0.9%)
AAR Corp. (a)	4,663	$84,587
Esterline Technologies Corp. (a)	1,990	71,819
Moog, Inc., Class A (a)	1,835	54,976
		211,382
Airlines (0.7%)
Republic Airways Holdings, Inc. (a)	5,547	45,430
Skywest, Inc.	8,390	131,303
		176,733
Building Products (1.4%)
Ameron International Corp.	1,482	73,878
Builders FirstSource, Inc. (a)	15,738	19,358
Lennox International, Inc.	4,105	115,391
NCI Building Systems, Inc. (a)	5,540	64,208
Universal Forest Products, Inc.	2,700	56,700
		329,535
Commercial Services & Supplies (1.1%)
ABM Industries, Inc.	5,870	87,170
Casella Waste Systems, Inc., Class A (a)	9,230	25,475
Consolidated Graphics, Inc. (a)	4,390	70,723
United Stationers, Inc. (a)	2,945	82,489
		265,857
Construction & Engineering (1.6%)
Dycom Industries, Inc. (a)	8,580	58,430
EMCOR Group, Inc. (a)	7,770	159,984
KBR, Inc.	7,070	100,111
KHD Humboldt Wedag International Ltd. (a)	7,022	69,729
		388,254
Electrical Equipment (0.9%)
Belden CDT, Inc.	4,680	61,121
GrafTech International Ltd. (a)	14,990	120,070
Woodward Governor Co.	2,465	50,705
		231,896
Machinery (2.0%)
Astec Industries, Inc. (a)	3,134	77,002
EnPro Industries, Inc. (a)	5,915	108,245

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (continued)
Machinery (continued)
FreightCar America, Inc.	3,909	$74,857
Harsco Corp.	2,505	59,419
Kadant, Inc. (a)	3,898	39,136
LB Foster Co., Class A (a)	2,538	66,978
Robbins & Myers, Inc.	3,890	67,258
		492,895
Professional Services (1.5%)
CBIZ, Inc. (a)	8,527	69,325
CDI Corp.	7,182	76,991
Korn/Ferry International (a)	7,460	70,124
MPS Group, Inc. (a)	22,885	138,454
		354,894
Road & Rail (1.8%)
Genesee & Wyoming, Inc., Class A (a)	3,775	102,567
Heartland Express, Inc.	7,240	97,450
Ryder System, Inc.	1,315	44,421
Werner Enterprises, Inc.	13,190	197,850
		442,288
Trading Companies & Distributors (1.1%)
Kaman Corp.	5,476	104,537
Watsco, Inc.	4,975	164,424
		268,961
		3,162,695
Information Technology (11.8%)
Communications Equipment (2.3%)
ADC Telecommunications, Inc. (a)	11,980	60,738
Anaren, Inc. (a)	7,838	92,645
Bel Fuse, Inc., Class B	2,495	38,024
Black Box Corp.	4,211	91,926
Ciena Corp. (a)	9,220	57,533
Comtech Telecommunications Corp. (a)	1,275	49,470
Emulex Corp. (a)	9,910	56,586
Tellabs, Inc. (a)	24,490	101,144
		548,066
Computers & Peripherals (0.6%)
Electronics for Imaging, Inc. (a)	7,615	67,697
QLogic Corp. (a)	6,605	74,769
		142,466

	Shares	Value
Electronic Equipment, Instruments & Components (2.6%)
Anixter International, Inc. (a)	3,855	$104,008
Benchmark Electronics, Inc. (a)	12,445	146,104
Brightpoint, Inc. (a)	16,161	75,634
CPI International, Inc. (a)	7,790	59,749
MTS Systems Corp.	3,985	104,367
NAM TAI Electronics, Inc.	17,410	98,715
Plexus Corp. (a)	3,655	52,851
		641,428
IT Services (1.6%)
CACI International, Inc., Class A (a)	2,955	133,418
CSG Systems International, Inc. (a)	5,408	78,416
MAXIMUS, Inc.	3,260	121,142
TeleTech Holdings, Inc. (a)	5,822	47,100
		380,076
Semiconductors & Semiconductor Equipment (2.5%)
Actel Corp. (a)	7,298	65,828
Advanced Energy Industries, Inc. (a)	4,695	42,161
ATMI, Inc. (a)	4,655	62,889
Fairchild Semiconductor International, Inc. (a)	14,435	65,679
Kulicke & Soffa Industries, Inc. (a)	16,711	25,568
Mattson Technology, Inc. (a)	16,925	16,587
MKS Instruments, Inc. (a)	6,421	90,215
OmniVision Technologies, Inc. (a)	7,796	52,155
Skyworks Solutions, Inc. (a)	10,735	46,375
Standard Microsystems Corp. (a)	4,470	61,910
Varian Semiconductor Equipment Associates, Inc. (a)	1,890	35,986
Zoran Corp. (a)	9,112	54,125
		619,478
Software (2.2%)
Jack Henry & Associates, Inc.	3,745	66,661
Lawson Software, Inc. (a)	6,442	27,185
Mentor Graphics Corp. (a)	12,311	57,369
MSC.Software Corp. (a)	12,610	73,390
Parametric Technology Corp. (a)	5,950	53,550
Progress Software Corp. (a)	3,280	55,957
SPSS, Inc. (a)	2,530	64,970
Sybase, Inc. (a)	5,015	136,960
		536,042
		2,867,556

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (continued)
Materials (5.5%)
Chemicals (1.5%)
Cytec Industries, Inc.	3,400	$69,496
H.B. Fuller Co.	10,975	153,321
OM Group, Inc. (a)	6,830	132,365
		355,182
Construction Materials (0.4%)
Eagle Materials, Inc.	5,534	100,055
Containers & Packaging (1.3%)
Greif, Inc., Class A	2,283	69,084
Greif, Inc., Class B	5,493	166,822
Packaging Corp. of America	6,334	89,943
		325,849
Metals & Mining (1.8%)
Carpenter Technology Corp.	3,130	51,645
Harry Winston Diamond Corp.	13,703	53,716
Haynes International, Inc. (a)	3,466	63,324
RTI International Metals, Inc. (a)	7,395	98,427
Schnitzer Steel Industries, Inc., Class A	1,620	63,617
Worthington Industries, Inc.	9,310	93,659
		424,388
Paper & Forest Products (0.5%)
Clearwater Paper Corp. (a)	9,198	104,029
Mercer International, Inc. (a)	14,065	18,003
		122,032
		1,327,506
Telecommunication Services (0.8%)
Diversified Telecommunication Services (0.3%)
Warwick Valley Telephone Co.	7,200	63,720
Wireless Telecommunication Services (0.5%)
Syniverse Holdings, Inc. (a)	9,836	133,376
		197,096
Utilities (6.4%)
Electric Utilities (3.4%)
ALLETE, Inc.	4,940	153,634
El Paso Electric Co. (a)	8,160	134,966
Great Plains Energy, Inc.	5,580	106,411
Hawaiian Electric Industries, Inc.	3,680	79,782

	Shares	Value
Electric Utilities (continued)
Maine & Maritimes Corp.	1,550	$61,458
MGE Energy, Inc.	4,660	149,353
UIL Holdings Corp.	4,955	130,961
		816,565
Independent Power Producers & Energy Traders (0.7%)
Black Hills Corp.	6,525	172,912
Multi-Utilities (2.3%)
Avista Corp.	8,800	167,552
CH Energy Group, Inc.	4,460	225,587
NorthWestern Corp.	6,690	161,965
		555,104
		1,544,581
Total Common Stocks (Cost of $26,871,404)		21,827,428
	Par
Short-Term Obligation (27.1%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/30/09, due 02/02/09 at 0.200%, collateralized by a U.S. Treasury Obligation maturing 02/15/36, market value $6,725,680 (repurchase proceeds $6,592,110)	$6,592,000	6,592,000
Total Short-Term Obligation (Cost of $6,592,000)		6,592,000
Total Investments (116.8%) (Cost of $33,463,404) (b)		28,419,428
Other Assets & Liabilities, Net (-16.8%)		(4,095,237)
Net Assets (100.0%)		$24,324,191

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $33,463,404.

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

At January 31, 2009, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	30.3
Industrials	13.0
Information Technology	11.8
Consumer Discretionary	7.1
Utilities	6.4
Health Care	6.3
Consumer Staples	5.5
Materials	5.5
Energy	3.0
Telecommunication Services	0.8
89.7
Short-Term Obligation	27.1
Other Assets & Liabilities, Net	(16.8)
100.0

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (98.6%)
Consumer Discretionary (15.4%)
Distributors (0.8%)
LKQ Corp. (a)	4,280	$49,434
Diversified Consumer Services (4.6%)
Coinstar, Inc. (a)	2,520	57,910
Corinthian Colleges, Inc. (a)	1,930	36,053
DeVry, Inc.	1,035	55,455
ITT Educational Services, Inc. (a)	1,030	126,185
New Oriental Education & Technology Group, ADR (a)	660	31,574
		307,177
Hotels, Restaurants & Leisure (2.4%)
Darden Restaurants, Inc.	2,030	53,226
P.F. Chang's China Bistro, Inc. (a)	1,600	28,368
Panera Bread Co., Class A (a)	570	26,779
WMS Industries, Inc. (a)	2,200	48,884
		157,257
Media (2.6%)
DreamWorks Animation SKG, Inc., Class A (a)	2,080	45,656
Marvel Entertainment, Inc. (a)	4,630	127,371
		173,027
Multiline Retail (0.9%)
Dollar Tree, Inc. (a)	1,340	57,232
Specialty Retail (3.5%)
Advance Auto Parts, Inc.	1,660	54,332
Aeropostale, Inc. (a)	1,950	41,164
Children's Place Retail Stores, Inc. (a)	1,640	30,848
Guess ?, Inc.	2,600	41,834
Ross Stores, Inc.	1,430	42,071
Tiffany & Co.	1,030	21,373
		231,622
Textiles, Apparel & Luxury Goods (0.6%)
Deckers Outdoor Corp. (a)	800	41,792
		1,017,541
Consumer Staples (4.2%)
Food & Staples Retailing (0.4%)
BJ's Wholesale Club, Inc. (a)	806	23,116

	Shares	Value
Food Products (0.9%)
Flowers Foods, Inc.	1,630	$35,029
Green Mountain Coffee Roasters, Inc. (a)	700	26,782
		61,811
Household Products (0.7%)
Church & Dwight Co., Inc.	840	44,713
Personal Products (2.2%)
Alberto-Culver Co.	2,430	59,438
Chattem, Inc. (a)	1,290	87,204
		146,642
		276,282
Energy (7.1%)
Energy Equipment & Services (2.0%)
Atwood Oceanics, Inc. (a)	2,680	44,622
Core Laboratories N.V.	850	57,112
National-Oilwell Varco, Inc. (a)	1,130	29,877
		131,611
Oil, Gas & Consumable Fuels (5.1%)
Concho Resources, Inc. (a)	2,135	53,845
Continental Resources, Inc. (a)	1,990	41,133
Denbury Resources, Inc. (a)	5,410	66,218
Holly Corp.	1,430	33,419
PetroHawk Energy Corp. (a)	3,960	78,052
Southwestern Energy Co. (a)	1,190	37,664
Ultra Petroleum Corp. (a)	810	29,022
		339,353
		470,964
Financials (6.4%)
Capital Markets (2.8%)
Cohen & Steers, Inc.	2,780	30,024
Greenhill & Co., Inc.	750	48,765
optionsXpress Holdings, Inc.	3,310	36,046
Waddell & Reed Financial, Inc., Class A	4,810	67,917
		182,752
Commercial Banks (0.9%)
Glacier Bancorp, Inc.	1,876	28,796
TCF Financial Corp.	2,325	28,807
		57,603

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts (REITs) (2.7%)
Home Properties, Inc.	1,670	$59,936
Nationwide Health Properties, Inc.	1,720	43,912
Plum Creek Timber Co., Inc.	1,040	32,001
Redwood Trust, Inc.	2,292	29,085
Washington Real Estate Investment Trust	660	15,715
		180,649
		421,004
Health Care (21.7%)
Biotechnology (4.4%)
Alexion Pharmaceuticals, Inc. (a)	2,140	78,902
BioMarin Pharmaceuticals, Inc. (a)	2,000	38,520
Onyx Pharmaceuticals, Inc. (a)	2,020	61,468
OSI Pharmaceuticals, Inc. (a)	2,240	79,744
United Therapeutics Corp. (a)	480	32,616
		291,250
Health Care Equipment & Supplies (4.6%)
Immucor, Inc. (a)	1,530	42,396
Masimo Corp. (a)	2,308	64,093
Mindray Medical International Ltd., ADR	1,780	36,775
NuVasive, Inc. (a)	2,331	87,040
Thoratec Corp. (a)	2,570	74,453
		304,757
Health Care Providers & Services (6.2%)
CardioNet, Inc. (a)	2,046	46,403
Catalyst Health Solutions, Inc. (a)	1,012	22,284
Genoptix, Inc. (a)	1,380	46,782
HMS Holdings Corp. (a)	1,020	31,569
IPC The Hospitalist Co., Inc. (a)	2,707	51,812
Laboratory Corp. of America Holdings (a)	750	44,400
LHC Group, Inc. (a)	1,500	39,915
Psychiatric Solutions, Inc. (a)	3,150	81,900
Quest Diagnostics, Inc.	850	41,948
		407,013
Health Care Technology (0.4%)
Phase Forward, Inc. (a)	1,817	24,530

	Shares	Value
Life Sciences Tools & Services (4.6%)
Charles River Laboratories International, Inc. (a)	1,930	$47,112
Covance, Inc. (a)	1,320	50,952
ICON PLC, ADR (a)	3,952	79,435
Illumina, Inc. (a)	1,920	52,531
Pharmaceutical Product Development, Inc.	1,680	40,135
Thermo Fisher Scientific, Inc. (a)	1,040	37,367
		307,532
Pharmaceuticals (1.5%)
Cypress Bioscience, Inc. (a)	3,460	29,410
Perrigo Co.	2,330	68,385
		97,795
		1,432,877
Industrials (18.9%)
Aerospace & Defense (2.3%)
Goodrich Corp.	1,110	42,913
HEICO Corp.	1,100	43,483
Precision Castparts Corp.	600	38,970
Teledyne Technologies, Inc. (a)	900	25,083
		150,449
Air Freight & Logistics (0.6%)
HUB Group, Inc., Class A (a)	1,826	41,450
Commercial Services & Supplies (3.7%)
Clean Harbors, Inc. (a)	660	35,317
Geo Group, Inc. (a)	2,390	35,372
Stericycle, Inc. (a)	2,720	133,062
Waste Connections, Inc. (a)	1,375	39,902
		243,653
Construction & Engineering (1.5%)
Foster Wheeler Ltd. (a)	1,860	37,144
Orion Marine Group, Inc. (a)	1,285	12,722
Quanta Services, Inc. (a)	2,300	49,174
		99,040
Electrical Equipment (2.6%)
AMETEK, Inc.	1,870	59,765
Energy Conversion Devices, Inc. (a)	750	18,877
Roper Industries, Inc.	1,200	49,368

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (continued)
Electrical Equipment (continued)
Woodward Governor Co.	2,180	$44,843
		172,853
Machinery (3.1%)
Flowserve Corp.	690	36,784
Kaydon Corp.	1,140	31,008
Key Technology, Inc. (a)	2,200	29,172
Manitowoc Co., Inc.	1,350	7,425
Pall Corp.	2,050	53,443
RBC Bearings, Inc. (a)	1,400	25,592
Wabtec Corp.	860	25,740
		209,164
Professional Services (2.5%)
Dun & Bradstreet Corp.	550	41,800
FTI Consulting, Inc. (a)	1,070	43,881
Huron Consulting Group, Inc. (a)	850	42,483
Watson Wyatt Worldwide, Inc., Class A	750	34,875
		163,039
Road & Rail (2.6%)
Genesee & Wyoming, Inc., Class A (a)	1,690	45,917
Landstar System, Inc.	2,290	82,142
Old Dominion Freight Line, Inc. (a)	1,730	43,389
		171,448
		1,251,096
Information Technology (18.8%)
Communications Equipment (2.3%)
F5 Networks, Inc. (a)	2,210	48,996
Harris Corp.	1,190	51,515
Neutral Tandem, Inc. (a)	3,273	51,844
		152,355
Computers & Peripherals (1.1%)
Synaptics, Inc. (a)	3,050	71,889
Electronic Equipment, Instruments & Components (1.3%)
Itron, Inc. (a)	550	35,915
Mettler-Toledo International, Inc. (a)	550	36,619
Trimble Navigation Ltd. (a)	792	11,737
		84,271

	Shares	Value
Internet Software & Services (1.7%)
Equinix, Inc. (a)	1,207	$64,394
Vocus, Inc. (a)	3,347	51,075
		115,469
IT Services (3.3%)
Alliance Data Systems Corp. (a)	1,120	46,581
Gartner, Inc. (a)	2,080	29,453
Global Payments, Inc.	1,360	47,205
Hewitt Associates, Inc., Class A (a)	2,450	69,531
Integral Systems, Inc. (a)	2,400	26,232
		219,002
Semiconductors & Semiconductor Equipment (2.9%)
Hittite Microwave Corp. (a)	1,330	34,075
International Rectifier Corp. (a)	2,520	34,322
Microsemi Corp. (a)	4,030	33,852
Monolithic Power Systems, Inc. (a)	2,600	31,590
Silicon Laboratories, Inc. (a)	1,360	31,321
Varian Semiconductor Equipment Associates, Inc. (a)	1,300	24,752
		189,912
Software (6.2%)
Activision Blizzard, Inc. (a)	5,910	51,772
Blackboard, Inc. (a)	2,334	59,307
Concur Technologies, Inc. (a)	1,070	26,418
FactSet Research Systems, Inc.	1,340	53,332
McAfee, Inc. (a)	1,780	54,272
Nuance Communications, Inc. (a)	3,970	39,144
Solera Holdings, Inc. (a)	3,900	93,951
Sybase, Inc. (a)	1,290	35,230
		413,426
		1,246,324
Materials (3.6%)
Chemicals (2.5%)
CF Industries Holdings, Inc.	700	32,900
Intrepid Potash, Inc. (a)	2,412	49,156
Potash Corp. of Saskatchewan	1,065	79,726
		161,782
Containers & Packaging (0.7%)
Silgan Holdings, Inc.	1,070	49,049

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (continued)
Metals & Mining (0.4%)
Freeport-McMoRan Copper & Gold, Inc.	1,007	$25,316
		236,147
Telecommunication Services (1.9%)
Wireless Telecommunication Services (1.9%)
American Tower Corp., Class A (a)	1,949	59,133
SBA Communications Corp., Class A (a)	3,320	66,068
		125,201
Utilities (0.6%)
Electric Utilities (0.6%)
ITC Holdings Corp.	1,021	42,861
Total Common Stocks (Cost of $7,591,265)		6,520,297
	Par
Short-Term Obligation (3.9%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/30/09, due 02/02/09 at 0.200%, collateralized by a U.S. Treasury Obligation maturing 11/15/16, market value $263,800 (repurchase proceeds $257,004)	$257,000	257,000
Total Short-Term Obligation (Cost of $257,000)		257,000
Total Investments (102.5%) (Cost of $7,848,265) (b)		6,777,297
Other Assets & Liabilities, Net (-2.5%)		(165,255)
Net Assets (100.0%)		$6,612,042

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $7,848,265.

At January 31, 2009, the Fund held investments in the following sectors:

Sector	% of Net Assets
Health Care	21.7
Industrials	18.9
Information Technology	18.8
Consumer Discretionary	15.4
Energy	7.1
Financials	6.4
Consumer Staples	4.2
Materials	3.6
Telecommunication Services	1.9
Utilities	0.6
98.6
Short-Term Obligation	3.9
Other Assets & Liabilities, Net	(2.5)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (96.0%)
Consumer Discretionary (9.4%)
Auto Components (0.8%)
Denso Corp.	22,200	$401,244
Automobiles (1.3%)
Dongfeng Motor Group Co., Ltd., Class H	562,000	196,403
Honda Motor Co., Ltd.	11,100	248,157
Toyota Motor Corp.	8,100	258,339
		702,899
Diversified Consumer Services (1.1%)
Benesse Corp.	13,000	552,999
Hotels, Restaurants & Leisure (1.7%)
OPAP SA	16,389	475,928
Paddy Power PLC	28,386	395,805
		871,733
Household Durables (0.4%)
JM AB	44,875	229,288
Media (1.4%)
Vivendi	29,379	758,503
Specialty Retail (1.8%)
Fast Retailing Co., Ltd.	2,100	265,158
Game Group PLC	236,988	491,984
Point, Inc.	4,120	183,644
		940,786
Textiles, Apparel & Luxury Goods (0.9%)
Polo Ralph Lauren Corp. (a)	11,567	474,594
		4,932,046
Consumer Staples (10.2%)
Beverages (0.8%)
Fomento Economico Mexicano SAB de CV, ADR	13,782	387,963
Food & Staples Retailing (3.8%)
George Weston Ltd.	7,005	373,200
Koninklijke Ahold NV	56,369	677,863
Seven & I Holdings Co., Ltd.	25,000	666,284

	Shares	Value
Food & Staples Retailing (continued)
Wal-Mart Stores, Inc.	6,112	$287,998
		2,005,345
Food Products (3.7%)
China Milk Products Group Ltd.	787,000	195,606
Kerry Group PLC, Class A	21,553	404,123
Nestle SA, Registered Shares	21,405	740,060
Toyo Suisan Kaisha Ltd.	23,000	607,740
		1,947,529
Household Products (1.0%)
Unicharm Corp.	7,500	514,587
Tobacco (0.9%)
Japan Tobacco, Inc.	159	454,325
		5,309,749
Energy (8.9%)
Energy Equipment & Services (0.7%)
Noble Corp. (a)	13,213	358,733
Oil, Gas & Consumable Fuels (8.2%)
BG Group PLC	38,277	528,365
BP PLC, ADR	22,690	963,644
Centennial Coal Co., Ltd.	110,580	193,662
CNOOC Ltd.	358,200	308,486
Royal Dutch Shell PLC, Class B	23,554	564,310
StatoilHydro ASA	18,550	319,903
Total SA	21,999	1,100,428
Yanzhou Coal Mining Co., Ltd., Class H	488,000	316,090
		4,294,888
		4,653,621
Financials (20.3%)
Capital Markets (1.0%)
Credit Suisse Group AG, Registered Shares	10,045	257,338
Intermediate Capital Group PLC	21,456	119,053
Macquarie Group Ltd.	9,919	159,498
		535,889
Commercial Banks (10.8%)
Australia & New Zealand Banking Group Ltd.	25,581	212,162

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
Banco Bilbao Vizcaya Argentaria SA	74,812	$700,256
Banco Santander SA	101,516	819,159
Bank of China Ltd., Class H	929,000	243,465
Barclays PLC	181,216	269,388
BNP Paribas	10,637	407,538
DBS Group Holdings Ltd.	79,000	456,085
HSBC Holdings PLC	73,563	574,050
Industrial & Commercial Bank of China, Class H	416,000	176,893
Standard Chartered PLC	36,510	462,215
Sumitomo Mitsui Financial Group, Inc.	19,600	776,436
Sumitomo Trust & Banking Co., Ltd.	41,000	201,532
Uniao de Bancos Brasileiros SA, GDR (a)	3,106	174,806
United Overseas Bank Ltd.	24,000	185,867
		5,659,852
Consumer Finance (0.3%)
ORIX Corp.	2,990	129,994
Diversified Financial Services (1.0%)
ING Groep NV	68,321	545,653
Insurance (5.0%)
Aviva PLC	63,293	285,246
Axis Capital Holdings Ltd.	12,935	313,803
Baloise Holding AG, Registered Shares	9,511	590,796
Brit Insurance Holdings PLC	180,727	531,271
Lancashire Holdings Ltd. (b)	37,239	245,498
Zurich Financial Services AG, Registered Shares	3,508	633,454
		2,600,068
Real Estate Management & Development (2.2%)
Hongkong Land Holdings Ltd.	199,000	422,475
Leopalace21 Corp.	35,400	297,237
Swire Pacific Ltd., Class A	64,500	416,882
		1,136,594
		10,608,050

	Shares	Value
Health Care (10.2%)
Biotechnology (0.5%)
Amgen, Inc. (b)	4,946	$271,288
Health Care Equipment & Supplies (0.5%)
Terumo Corp.	7,200	243,533
Pharmaceuticals (9.2%)
Astellas Pharma, Inc.	15,000	565,640
AstraZeneca PLC, ADR	19,307	743,899
Biovail Corp. (a)	24,653	269,457
Daiichi Sankyo Co., Ltd.	19,600	440,545
Novartis AG, Registered Shares	5,260	217,645
Roche Holding AG, Genusschein Shares	7,543	1,060,592
Sanofi-Aventis SA	15,204	856,298
Santen Pharmaceutical Co. Ltd.	8,700	278,454
Takeda Pharmaceutical Co., Ltd.	7,900	369,098
		4,801,628
		5,316,449
Industrials (11.1%)
Aerospace & Defense (2.3%)
BAE Systems PLC	132,284	772,352
MTU Aero Engines Holding AG	15,636	437,551
		1,209,903
Airlines (0.5%)
Deutsche Lufthansa AG, Registered Shares	21,169	256,624
Construction & Engineering (1.3%)
Outotec Oyj	22,253	316,483
Toyo Engineering Corp.	119,000	384,325
		700,808
Electrical Equipment (3.7%)
ABB Ltd., Registered Shares (b)	51,355	667,575
Gamesa Corp., Tecnologica SA	20,224	340,050
Harbin Power Equipment Co., Ltd., Class H	328,000	227,852
Mitsubishi Electric Corp.	50,000	227,824
Schneider Electric SA	7,040	447,767
		1,911,068

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (continued)
Industrial Conglomerates (1.5%)
Keppel Corp. Ltd.	124,000	$325,830
Siemens AG, Registered Shares	8,088	453,429
		779,259
Machinery (1.4%)
Demag Cranes AG	16,827	383,199
Nabtesco Corp.	53,000	321,812
		705,011
Professional Services (0.4%)
Teleperformance	8,035	220,357
		5,783,030
Information Technology (4.8%)
Electronic Equipment, Instruments & Components (0.8%)
FUJIFILM Holdings Corp.	18,400	401,592
Internet Software & Services (0.6%)
NetEase.com, Inc., ADR (b)	17,753	337,485
Office Electronics (1.1%)
Canon, Inc.	21,300	572,476
Semiconductors & Semiconductor Equipment (1.3%)
Marvell Technology Group Ltd. (a)(b)	43,117	314,323
United Microelectronics Corp., ADR	190,166	344,200
		658,523
Software (1.0%)
Nintendo Co., Ltd.	1,800	553,737
		2,523,813
Materials (7.5%)
Chemicals (2.5%)
BASF SE	23,189	671,287
Clariant AG, Registered Shares	49,348	246,024
Nifco, Inc.	23,100	204,401
Potash Corp. of Saskatchewan	2,500	188,073
		1,309,785

	Shares	Value
Construction Materials (0.9%)
Ciments Francais SA	5,970	$457,534
Metals & Mining (4.1%)
Anglo American PLC	20,327	368,278
BHP Billiton PLC	45,114	768,757
Norsk Hydro ASA	44,400	158,034
Salzgitter AG	5,255	381,564
Yamato Kogyo Co., Ltd.	18,800	453,339
		2,129,972
		3,897,291
Telecommunication Services (6.7%)
Diversified Telecommunication Services (5.6%)
BCE, Inc.	19,300	395,207
Bezeq Israeli Telecommunication Corp., Ltd.	367,635	545,126
France Telecom SA	21,825	492,734
Nippon Telegraph & Telephone Corp.	15,800	761,793
Telefonica O2 Czech Republic AS	27,880	523,327
Telekomunikacja Polska SA	32,405	182,950
		2,901,137
Wireless Telecommunication Services (1.1%)
NTT DoCoMo, Inc.	161	280,371
Vodafone Group PLC	171,845	320,263
		600,634
		3,501,771
Utilities (6.9%)
Electric Utilities (4.2%)
E.ON AG	30,998	997,307
Enel SpA	123,663	693,169
Iberdrola SA	65,209	506,055
		2,196,531
Gas Utilities (0.6%)
Gas Natural SDG SA	12,084	290,900
Multi-Utilities (2.1%)
Centrica PLC	164,391	613,596
United Utilities Group PLC	64,477	504,701
		1,118,297
		3,605,728
Total Common Stocks (Cost of $68,379,598)		50,131,548

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Investment Companies (2.7%)
iShares MSCI Brazil Index Fund	4,304	$152,147
iShares MSCI EAFE Index Fund	32,416	1,254,499
Total Investment Companies (Cost of $1,704,864)		1,406,646
Preferred Stock (0.5%)
Utilities (0.5%)
Electric Utilities (0.5%)
Cia Energetica de Minas Gerais	17,000	230,452
Total Preferrred Stock (Cost of $406,279)		230,452
	Units
Rights (0.0%)
Financials (0.0%)
Diversified Financial Services (0.0%)
Fortis Expires 07/04/14 (b)(c)(d)	23,749	-
Total Rights (Cost of $—)		-
	Par
Short-Term Obligation (0.8%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/30/09, due 02/02/09 at 0.200%, collateralized by U.S. Treasury Obligation maturing 08/15/17, market value $426,868 (repurchase proceeds $418,007)	$418,000	418,000
Total Short-Term Obligation (Cost of $418,000)		418,000
Total Investments (100.0%) (Cost of $70,908,741) (e)		52,186,646
Other Assets & Liabilities, Net (0.0%)		14,004
Net Assets (100.0%)		$52,200,650

Notes to Schedule of Investments:

(a)  All or a portion of this security is pledged as collateral for open written options contracts.

(b)  Non-income producing security.

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(d)  Security has no value.

(e)  Cost for federal income tax purposes is $70,908,741.

At January 31, 2009, the Fund held the following written call options:

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
Biovail Corp.	$12.5	246	02/21/09	$984	$1,968
Marvell Technlogy Group Ltd.	7.5	344	02/21/09	3,096	12,040
Noble Corp.	27.5	132	02/21/09	10,495	21,780
Polo Ralph Lauren Corp.	45.0	57	02/21/09	3,694	6,555
Uniao de Bancos Brasileros SA, GDR	70.0	31	02/21/09	3,306	1,550
Total written call options (proceeds $21,575)					$43,893

For the six month period ended January 31, 2009, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at July 31, 2008	70	$4,578
Options written	1,410	50,650
Options terminated in closing purchase transactions	(61)	(3,615)
Options exercised	-	-
Options expired	(609)	(30,038)
Options outstanding at January 31, 2009	810	$21,575

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

Forward foreign currency exchange contracts outstanding on January 31, 2009 are:

Forward Foreign Currency Contracts to Buy		Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$	2,904,738	$2,928,686	02/10/09	$(23,948)
AUD	106,689	109,360		02/10/09	(2,671)
CAD	207,118	202,181		02/10/09	4,937
CHF	225,903	218,917		02/10/09	6,986
CHF	82,774	88,382		02/10/09	(5,608)
CHF	262,978	273,099		02/10/09	(10,121)
CHF	203,485	204,937		02/10/09	(1,452)
CZK	51,241	59,125		02/10/09	(7,884)
DKK	476,807	465,432		02/10/09	11,375
EUR	4,292,719	4,197,352		02/10/09	95,367
EUR	270,135	267,316		02/10/09	2,819
EUR	330,308	367,005		02/10/09	(36,697)
EUR	110,103	117,274		02/10/09	(7,171)
GBP	904,201	924,431		02/10/09	(20,230)
GBP	524,552	534,840		02/10/09	(10,288)
GBP	469,489	485,893		02/10/09	(16,404)
GBP	104,331	102,405		02/10/09	1,926
ILS	540,666	563,564		02/11/09	(22,898)
JPY	431,868	406,659		02/10/09	25,209
JPY	289,890	273,206		02/10/09	16,684
JPY	1,043,643	1,014,035		02/10/09	29,608
JPY	489,670	492,833		02/10/09	(3,163)
JPY	103,302	102,912		02/10/09	390
NOK	136,545	133,559		02/10/09	2,986
PLN	199,402	218,403		02/10/09	(19,001)
SEK	450,701	466,881		02/10/09	(16,180)
SEK	420,941	439,412		02/10/09	(18,471)
SGD	54,313	54,475		02/10/09	(162)
SGD	84,782	88,154		02/10/09	(3,372)
SGD	215,930	218,651		02/10/09	(2,721)
TWD	200,992	201,541		02/10/09	(549)
					$(30,704)

Forward Foreign Currency Contracts to Sell		Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$	475,021	$473,641	02/10/09	$(1,380)
AUD	104,149	116,506		02/10/09	12,357
AUD	210,203	217,202		02/10/09	6,999
AUD	97,798	101,732		02/10/09	3,934
CAD	702,082	698,110		02/10/09	(3,972)
CAD	218,534	213,410		02/10/09	(5,124)
CAD	57,080	55,578		02/10/09	(1,502)
CAD	242,181	245,611		02/10/09	3,430
CAD	110,898	108,883		02/10/09	(2,015)
CHF	770,829	751,096		02/10/09	(19,733)
CHF	115,538	112,229		02/10/09	(3,309)
CZK	653,788	700,393		02/10/09	46,605
DKK	54,257	59,021		02/10/09	4,764
EUR	272,696	266,016		02/10/09	(6,680)
EUR	815,527	821,221		02/10/09	5,694
EUR	1,326,352	1,346,572		02/10/09	20,220
EUR	106,262	109,045		02/10/09	2,783
EUR	348,231	354,011		02/10/09	5,780
EUR	199,721	204,735		02/10/09	5,014
GBP	155,047	164,380		02/10/09	9,333
GBP	369,506	356,210		02/10/09	(13,296)
ILS	1,172,959	1,215,941		02/11/09	42,982
JPY	200,492	188,371		02/10/09	(12,121)
JPY	177,781	175,850		02/10/09	(1,931)
JPY	432,758	435,927		02/10/09	3,169
JPY	97,680	98,058		02/10/09	378
MXN	215,129	233,840		02/10/09	18,711
NOK	419,019	408,442		02/10/09	(10,577)
PLN	354,046	406,724		02/10/09	52,678
SEK	55,456	57,765		02/10/09	2,309
SEK	148,560	151,730		02/10/09	3,170
SGD	753,767	753,642		02/10/09	(125)
TWD	515,296	522,719		02/10/09	7,423
					$175,968

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

At January 31, 2009, the Fund is invested in the following countries:

Country	Value	% of Total Investments
Japan	$11,616,618	22.3
United Kingdom	9,126,869	17.5
France	4,741,158	9.1
Switzerland	4,413,484	8.5
United States*	3,845,384	7.4
Germany	3,580,960	6.9
Spain	2,656,419	5.1
China	1,693,794	3.2
Canada	1,225,938	2.3
Netherlands	1,223,516	2.3
Hong Kong	1,147,843	2.2
Singapore	967,782	1.9
Ireland	799,928	1.5
Italy	693,169	1.3
Australia	565,322	1.1
Israel	545,126	1.0
Czech Republic	523,327	1.0
Norway	477,937	0.9
Greece	475,928	0.9
Brazil	405,259	0.8
Mexico	387,963	0.7
Taiwan	344,201	0.7
Finland	316,483	0.6
Sweden	229,288	0.4
Poland	182,950	0.4
	$52,186,646	100.0

*Includes short-term obligation and investment companies.

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

Acronym	Name
ADR	American Depositary Receipt

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	Pound Sterling

GDR	Global Depositary Receipt

ILS	Israeli Shekel

JPY	Japanese Yen

MXN	Mexican Peso

NOK	Norwegian Krone

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

TWD	New Taiwan Dollar

See Accompanying Notes to Financial Statements.

This page is intentionally left blank.

  STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2009 (Unaudited)

	CMG Enhanced S&P 500® Index Fund	CMG Large Cap Growth Fund	CMG Large Cap Value Fund	CMG Mid Cap Growth Fund	CMG Mid Cap Value Fund
ASSETS:
Repurchase agreements, at identified cost	$3,883,000	$568,000	$1,560,000	$639,000	$912,000
Investments, at identified cost	135,645,240	44,126,666	30,582,534	17,085,257	17,217,944
Total investments, at identified cost	139,528,240	44,694,666	32,142,534	17,724,257	18,129,944
Repurchase agreements, at value	3,883,000	568,000	1,560,000	639,000	912,000
Investments, at value	102,849,519	37,128,118	24,217,098	14,289,676	12,381,316
Total investments, at value	$106,732,519	$37,696,118	$25,777,098	$14,928,676	$13,293,316
Cash	1,749	502	7	393	6,249
Foreign currency (cost of $-, $-, $-, $-, $-, $-, $-, $- and $43,781, respectively)	-	-	-	-	-
Unrealized appreciation on forward foreign currency exchange contracts	-	-	-	-	-
Receivable for:
Investments sold	-	515,016	63,201	441,593	145,788
Dividends	151,341	19,945	66,077	8,936	20,298
Interest	45	6	17	7	316
Foreign tax reclaims	-	-	-	-	-
Expense reimbursement due from investment advisor	-	-	-	-	-
Trustees' deferred compensation plan	10,059	7,702	7,654	7,964	7,068
Other assets	-	-	-	-	-
Total Assets	106,895,713	38,239,289	25,914,054	15,387,569	13,473,035
LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	-	-	-	-	-
Expense reimbursement due to investment advisor	4,586	2,625	2,442	2,153	2,245
Written options, at value (premium of $-, $-, $-, $-, $-, $-, $-, $- and $21,575, respectively)	-	-	-	-	-
Payable for:
Investments purchased	839	574,689	554,449	597,457	491,044
Fund shares repurchased	-	-	-	-	-
Futures variation margin	96,425	-	-	-	-
Investment advisory fee	24,579	16,644	11,343	9,019	8,036
Transfer agent fee	-	-	-	-	-
Trustees' fees	584	67	59	102	79
Audit fee	21,637	24,370	24,391	24,261	24,371
Custody fee	-	-	-	-	-
Reports to shareholders	-	-	-	-	-
Chief compliance officer expenses	-	-	-	-	-
Interest payable	-	-	-	-	-
Trustees' deferred compensation plan	10,059	7,702	7,654	7,964	7,068
Other liabilities	2,251	2,664	2,722	2,787	13,847
Total Liabilities	160,960	628,761	603,060	643,743	546,690
NET ASSETS	$106,734,753	$37,610,528	$25,310,994	$14,743,826	$12,926,345
NET ASSETS CONSIST OF:
Paid-in capital	$179,085,350	$54,066,052	$41,203,795	$21,729,199	$19,508,328
Undistributed (Overdistributed) net investment income	24,006	(30,388)	333,618	13,423	(2,626)
Accumulated net investment loss	-	-	-	-	-
Accumulated net realized loss	(39,326,029)	(9,426,588)	(9,860,983)	(4,203,215)	(1,742,729)
Net unrealized appreciation (depreciation) on:
Investments	(32,795,721)	(6,998,548)	(6,365,436)	(2,795,581)	(4,836,628)
Foreign currency translations	-	-	-	-	-
Futures contracts	(252,853)	-	-	-	-
Written options	-	-	-	-	-
NET ASSETS	$106,734,753	$37,610,528	$25,310,994	$14,743,826	$12,926,345
Shares of capital stock outstanding	13,410,038	5,301,585	4,113,132	1,909,429	1,963,232
Net asset value, offering and redemption price per share	$7.96	$7.09	$6.15	$7.72	$6.58

See Accompanying Notes to Financial Statements.

	CMG Small Cap Growth Fund	CMG Small Cap Value Fund	CMG Small/Mid Cap Fund	CMG International Stock Fund
ASSETS:
Repurchase agreements, at identified cost	$1,544,000	$6,592,000	$257,000	$418,000
Investments, at identified cost	28,508,131	26,871,404	7,591,265	70,490,741
Total investments, at identified cost	30,052,131	33,463,404	7,848,265	70,908,741
Repurchase agreements, at value	1,544,000	6,592,000	257,000	418,000
Investments, at value	25,910,650	21,827,428	6,520,297	51,768,646
Total investments, at value	$27,454,650	$28,419,428	$6,777,297	$52,186,646
Cash	44	79	251	118
Foreign currency (cost of $-, $-, $-, $-, $-, $-, $-, $- and $43,781, respectively)	-	-	-	43,150
Unrealized appreciation on forward foreign currency exchange contracts	-	-	-	456,020
Receivable for:
Investments sold	1,242,541	93,585	88,068	200,348
Dividends	7,127	11,245	2,217	41,323
Interest	17	73	3	5
Foreign tax reclaims	-	-	-	75,781
Expense reimbursement due from investment advisor	9,703	-	5,352	6,727
Trustees' deferred compensation plan	12,920	8,571	7,327	10,406
Other assets	1,242	-	-	-
Total Assets	28,728,244	28,532,981	6,880,515	53,020,524
LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	-	-	-	310,756
Expense reimbursement due to investment advisor	-	2,346	-	-
Written options, at value (premium of $-, $-, $-, $-, $-, $-, $-, $- and $21,575, respectively)	-	-	-	43,893
Payable for:
Investments purchased	915,251	4,156,967	235,188	396,397
Fund shares repurchased	-	-	-	990
Futures variation margin	-	-	-	-
Investment advisory fee	18,445	13,643	4,330	35,660
Transfer agent fee	11	-	-	-
Trustees' fees	74	94	1,204	2,509
Audit fee	21,562	24,408	19,234	16,758
Custody fee	6,469	-	-	-
Reports to shareholders	16,743	-	-	-
Chief compliance officer expenses	126	-	-	-
Interest payable	-	-	-	103
Trustees' deferred compensation plan	12,920	8,571	7,327	10,406
Other liabilities	8,709	2,761	1,190	2,402
Total Liabilities	1,000,310	4,208,790	268,473	819,874
NET ASSETS	$27,727,934	$24,324,191	$6,612,042	$52,200,650
NET ASSETS CONSIST OF:
Paid-in capital	$39,390,860	$30,454,008	$10,011,940	$90,213,868
Undistributed (Overdistributed) net investment income	-	112,083	-	182,575
Accumulated net investment loss	(67,466)	-	(22,422)	-
Accumulated net realized loss	(8,997,979)	(1,197,924)	(2,306,508)	(19,586,402)
Net unrealized appreciation (depreciation) on:
Investments	(2,597,481)	(5,043,976)	(1,070,968)	(18,722,095)
Foreign currency translations	-	-	-	135,022
Futures contracts	-	-	-	-
Written options	-	-	-	(22,318)
NET ASSETS	$27,727,934	$24,324,191	$6,612,042	$52,200,650
Shares of capital stock outstanding	27,356,212	3,749,168	2,866,553	9,258,087
Net asset value, offering and redemption price per share	$1.01	$6.49	$2.31	$5.64

See Accompanying Notes to Financial Statements.

  STATEMENTS OF OPERATIONS

For the Six Months Ended January 31, 2009 (Unaudited)

	CMG Enhanced S&P 500® Index Fund	CMG Large Cap Growth Fund	CMG Large Cap Value Fund	CMG Mid Cap Growth Fund	CMG Mid Cap Value Fund
INVESTMENT INCOME:
Dividends	$1,742,992	$300,433	$466,305	$88,465	$190,894
Interest	8,668	3,298	3,644	1,970	2,099
Securities lending	15,524	3,811	3,317	-	-
Foreign taxes withheld	-	(426)	(40)	(669)	(136)
Total investment income	1,767,184	307,116	473,226	89,766	192,857
Expenses:
Investment advisory fee	165,555	104,375	77,732	64,024	50,160
Transfer agent fee	-	-	-	-	-
Trustees' fees	10,684	7,527	7,281	7,067	6,893
Custody fee	-	-	-	-	-
Audit fee	18,443	21,202	21,195	21,239	21,202
Chief compliance officer expenses	-	-	-	-	-
Other expenses	-	-	-	-	-
Expenses before interest expense	194,682	133,104	106,208	92,330	78,255
Interest expense	-	-	-	-	-
Total expenses	194,682	133,104	106,208	92,330	78,255
Fees waived or expenses reimbursed by investment advisor	(29,127)	(28,729)	(28,476)	(28,306)	(28,095)
Custody earnings credit	-	-	-	-	-
Net expenses	165,555	104,375	77,732	64,024	50,160
Net investment income (loss)	1,601,629	202,741	395,494	25,742	142,697
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS, FOREIGN CURRENCY AND FUTURES CONTRACTS:
Net realized gain (loss) on:
Investments	(25,028,588)	(7,858,398)	(6,575,829)	(4,073,484)	(1,506,404)
Written options	-	-	-	61,549	-
Foreign currency transactions and forward foreign currency exchange contracts	-	-	-	(157)	(79)
Futures contracts	(562,666)	-	-	-	-
Net realized loss	(25,591,254)	(7,858,398)	(6,575,829)	(4,012,092)	(1,506,483)
Net change in unrealized appreciation (depreciation) on:
Investments	(28,336,630)	(10,530,795)	(6,162,631)	(6,227,907)	(5,485,448)
Written options	-	-	-	-	-
Foreign currency translations and forward foreign currency exchange contracts	-	-	-	(2)	-
Futures contracts	(261,173)	-	-	-	-
Net change in unrealized appreciation (depreciation)	(28,597,803)	(10,530,795)	(6,162,631)	(6,227,909)	(5,485,448)
Net loss	(54,189,057)	(18,389,193)	(12,738,460)	(10,240,001)	(6,991,931)
NET DECREASE RESULTING FROM OPERATIONS	$(52,587,428)	$(18,186,452)	$(12,342,966)	$(10,214,259)	$(6,849,234)

See Accompanying Notes to Financial Statements.

	CMG Small Cap Growth Fund	CMG Small Cap Value Fund	CMG Small/Mid Cap Fund	CMG International Stock Fund
INVESTMENT INCOME:
Dividends	$78,244	$248,611	$20,754	$986,041
Interest	5,032	421	688	2,593
Securities lending	-	-	-	-
Foreign taxes withheld	(442)	(97)	(145)	(79,052)
Total investment income	82,834	248,935	21,297	909,582
Expenses:
Investment advisory fee	120,010	87,750	31,430	255,490
Transfer agent fee	22	-	-	-
Trustees' fees	7,338	7,076	7,176	9,568
Custody fee	10,163	-	-	-
Audit fee	21,864	21,190	19,622	23,646
Chief compliance officer expenses	368	-	-	-
Other expenses	24,996	-	4,784	5,728
Expenses before interest expense	184,761	116,016	63,012	294,432
Interest expense	-	420	-	120
Total expenses	184,761	116,436	63,012	294,552
Fees waived or expenses reimbursed by investment advisor	(56,755)	(28,266)	(31,582)	(38,942)
Custody earnings credit	(43)	-	-	-
Net expenses	127,963	88,170	31,430	255,610
Net investment income (loss)	(45,129)	160,765	(10,133)	653,972
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS, FOREIGN CURRENCY AND FUTURES CONTRACTS:
Net realized gain (loss) on:
Investments	(7,464,442)	(963,712)	(2,002,751)	(17,156,468)
Written options	8,153	-	-	33,330
Foreign currency transactions and forward foreign currency exchange contracts	-	117	(49)	(2,094,176)
Futures contracts	-	-	-	-
Net realized loss	(7,456,289)	(963,595)	(2,002,800)	(19,217,314)
Net change in unrealized appreciation (depreciation) on:
Investments	(8,997,585)	(7,616,196)	(2,849,237)	(23,287,691)
Written options	(5,112)	-	-	(24,066)
Foreign currency translations and forward foreign currency exchange contracts	-	-	-	(47,083)
Futures contracts	-	-	-	-
Net change in unrealized appreciation (depreciation)	(9,002,697)	(7,616,196)	(2,849,237)	(23,358,840)
Net loss	(16,458,986)	(8,579,791)	(4,852,037)	(42,576,154)
NET DECREASE RESULTING FROM OPERATIONS	$(16,504,115)	$(8,419,026)	$(4,862,170)	$(41,922,182)

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Enhanced S&P 500® Index Fund		CMG Large Cap Growth Fund
	(Unaudited) Six Months Ended January 31, 2009 ($)	Year Ended July 31, 2008 ($)	(Unaudited) Six Months Ended January 31, 2009 ($)	Year Ended July 31, 2008 ($)
Increase (Decrease) in Net Assets
Operations
Net investment income	1,601,629	3,922,814	202,741	346,619
Net realized loss on investments and futures contracts	(25,591,254)	(13,493,203)	(7,858,398)	(1,282,517)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(28,597,803)	(17,348,463)	(10,530,795)	(280,959)
Net decrease resulting from operations	(52,587,428)	(26,918,852)	(18,186,452)	(1,216,857)
Distributions to shareholders
From net investment income	(3,600,240)	(3,477,461)	(407,615)	(307,640)
From net realized gains	-	(7,014,878)	-	(3,957,565)
Total distributions to shareholders	(3,600,240)	(10,492,339)	(407,615)	(4,265,205)
Net Capital Stock Transactions	(2,283,952)	(20,080,515)	4,974,122	(2,265,918)
Total decrease in net assets	(58,471,620)	(57,491,706)	(13,619,945)	(7,747,980)
NET ASSETS
Beginning of period	165,206,373	222,698,079	51,230,473	58,978,453
End of period	106,734,753	165,206,373	37,610,528	51,230,473
Undistributed (overdistributed) net investment income at end of period	24,006	2,022,617	(30,388)	174,486

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Large Cap Value Fund		CMG Mid Cap Growth Fund
	(Unaudited) Six Months Ended January 31, 2009 ($)	Year Ended July 31, 2008 ($)	(Unaudited) Six Months Ended January 31, 2009 ($)	Year Ended July 31, 2008 ($)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	395,494	879,222	25,742	(21,708)
Net realized gain (loss) on investments, foreign currency transactions, futures contracts and written options	(6,575,829)	(3,240,671)	(4,012,092)	1,604,893
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts and written options	(6,162,631)	(3,947,592)	(6,227,909)	(1,521,371)
Net increase (decrease) resulting from operations	(12,342,966)	(6,309,041)	(10,214,259)	61,814
Distributions to shareholders
From net investment income	(514,886)	(813,201)	-	(89,956)
From net realized gains	-	(4,036,007)	(871,125)	(4,351,636)
Total distributions to shareholders	(514,886)	(4,849,208)	(871,125)	(4,441,592)
Net Capital Stock Transactions	428,218	4,068,549	817,600	717,790
Total decrease in net assets	(12,429,634)	(7,089,700)	(10,267,784)	(3,661,988)
NET ASSETS
Beginning of period	37,740,628	44,830,328	25,011,610	28,673,598
End of period	25,310,994	37,740,628	14,743,826	25,011,610
Undistributed (overdistributed) net investment income at end of period	333,618	453,010	13,423	(12,319)

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Mid Cap Value Fund		CMG Small Cap Growth Fund
	(Unaudited) Six Months Ended January 31, 2009 ($)	Year Ended July 31, 2008 ($)	(Unaudited) Six Months Ended January 31, 2009 ($)	Year Ended July 31, 2008 ($)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	142,697	155,993	(45,129)	(92,392)
Net realized gain (loss) on investments, foreign currency transactions and written options	(1,506,483)	(41,648)	(7,456,289)	146,451
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and written options	(5,485,448)	(2,548,016)	(9,002,697)	324,482
Net increase (decrease) resulting from operations	(6,849,234)	(2,433,671)	(16,504,115)	378,541
Distributions to shareholders
From net investment income	(161,928)	(287,840)	-	-
From net realized gains	(28,534)	(1,695,514)	-	(6,279,372)
From return of capital	-	-	-	(159,987)
Total distributions to shareholders	(190,462)	(1,983,354)	-	(6,439,359)
Net Capital Stock Transactions	2,886,627	2,199,989	3,413,796	6,979,821
Total increase (decrease) in net assets	(4,153,069)	(2,217,036)	(13,090,319)	919,003
NET ASSETS
Beginning of period	17,079,414	19,296,450	40,818,253	39,899,250
End of period	12,926,345	17,079,414	27,727,934	40,818,253
Undistributed (overdistributed) net investment income at end of period	(2,626)	16,605	-	-
Accumulated net investment loss at end of period	-	-	(67,466)	(22,337)

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Small Cap Value Fund
	(Unaudited) Six Months Ended January 31, 2009 ($)	Year Ended July 31, 2008 ($)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	160,765	188,948
Net realized gain (loss) on investments and foreign currency transactions	(963,595)	2,295,661
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(7,616,196)	(4,519,602)
Net increase (decrease) resulting from operations	(8,419,026)	(2,034,993)
Distributions to shareholders
From net investment income	(99,891)	(274,060)
From net realized gains	(2,249,999)	(3,718,779)
From return of capital	-	-
Total distributions to shareholders	(2,349,890)	(3,992,839)
Net Capital Stock Transactions	8,345,094	824,032
Total increase (decrease) in net assets	(2,423,822)	(5,203,800)
NET ASSETS
Beginning of period	26,748,013	31,951,813
End of period	24,324,191	26,748,013
Undistributed net investment income at end of period	112,083	51,209

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Small/Mid Cap Fund		CMG International Stock Fund
	(Unaudited) Six Months Ended January 31, 2009 ($)	Year Ended July 31, 2008 ($)	(Unaudited) Six Months Ended January 31, 2009 ($)	Year Ended July 31, 2008 ($)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	(10,133)	(26,463)	653,972	2,726,069
Net realized gain (loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and written options	(2,002,800)	135,455	(19,217,314)	2,962,887
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and written options	(2,849,237)	86,830	(23,358,840)	(21,345,073)
Net increase (decrease) resulting from operations	(4,862,170)	195,822	(41,922,182)	(15,656,117)
Distributions to shareholders
From net investment income	-	-	(743,118)	(3,839,262)
From net realized gains	-	(1,812,017)	(1,521,943)	(13,751,675)
From return of capital	-	(71,809)	-	-
Total distributions to shareholders	-	(1,883,826)	(2,265,061)	(17,590,937)
Net Capital Stock Transactions	-	646,043	4,647,438	4,673,104
Total decrease in net assets	(4,862,170)	(1,041,961)	(39,539,805)	(28,573,950)
NET ASSETS
Beginning of period	11,474,212	12,516,173	91,740,455	120,314,405
End of period	6,612,042	11,474,212	52,200,650	91,740,455
Undistributed net investment income at end of period	-	-	182,575	271,721
Accumulated net investment loss at end of period	(22,422)	(12,289)	-	-

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY

	CMG Enhanced S&P 500® Index Fund
	(Unaudited) Six Months Ended January 31, 2009		Year Ended July 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Subscriptions	1,131,286	10,123,912	2,362,098	33,444,264
Distributions reinvested	151,892	1,307,792	280,036	3,895,305
Redemptions	(1,428,579)	(13,715,656)	(4,417,810)	(57,420,084)
Net decrease	(145,401)	(2,283,952)	(1,775,676)	(20,080,515)
	CMG Large Cap Growth Fund
	(Unaudited) Six Months Ended January 31, 2009		Year Ended July 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Subscriptions	1,037,064	7,665,976	262,993	3,175,927
Distributions reinvested	6,478	48,328	188,415	2,330,690
Redemptions	(333,041)	(2,740,182)	(574,762)	(7,772,535)
Net increase (decrease)	710,501	4,974,122	(123,354)	(2,265,918)
	CMG Large Cap Value Fund
	(Unaudited) Six Months Ended January 31, 2009		Year Ended July 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Subscriptions	309,264	2,078,693	245,081	2,649,929
Distributions reinvested	14,002	94,652	215,161	2,336,648
Redemptions	(241,027)	(1,745,127)	(73,903)	(918,028)
Net increase	82,239	428,218	386,339	4,068,549
	CMG Mid Cap Growth Fund
	(Unaudited) Six Months Ended January 31, 2009		Year Ended July 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Subscriptions	103,445	870,662	171,048	2,487,868
Distributions reinvested	61,787	493,679	158,421	2,336,715
Redemptions	(57,900)	(546,741)	(267,602)	(4,106,793)
Net increase	107,332	817,600	61,867	717,790

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY

	CMG Mid Cap Value Fund
	(Unaudited) Six Months Ended January 31, 2009		Year Ended July 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Subscriptions	460,986	3,434,125	325,999	3,915,371
Distributions reinvested	8,725	61,599	78,571	980,570
Redemptions	(74,034)	(609,097)	(206,528)	(2,695,952)
Net increase	395,677	2,886,627	198,042	2,199,989
	CMG Small Cap Growth Fund
	(Unaudited) Six Months Ended January 31, 2009		Year Ended July 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Subscriptions	4,080,457	4,330,761	5,512,467	10,835,393
Distributions reinvested	-	-	2,957,880	5,412,921
Redemptions	(660,439)	(916,965)	(4,948,412)	(9,268,493)
Net increase	3,420,018	3,413,796	3,521,935	6,979,821
	CMG Small Cap Value Fund
	(Unaudited) Six Months Ended January 31, 2009		Year Ended July 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Subscriptions	1,257,191	8,749,279	390,255	4,608,081
Distributions reinvested	279,262	1,996,728	284,822	3,292,542
Redemptions	(206,483)	(2,400,913)	(548,483)	(7,076,591)
Net increase	1,329,970	8,345,094	126,594	824,032
	CMG Small/Mid Cap Fund
	(Unaudited) Six Months Ended January 31, 2009		Year Ended July 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Subscriptions	-	-	-	-
Distributions reinvested	-	-	393,790	1,646,043
Redemptions	-	-	(271,739)	(1,000,000)
Net increase	-	-	122,051	646,043

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY

	CMG International Stock Fund
	(Unaudited) Six Months Ended January 31, 2009		Year Ended July 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Subscriptions	1,586,498	10,724,347	988,440	12,545,498
Distributions reinvested	246,765	1,594,099	1,007,862	11,751,665
Redemptions	(1,193,205)	(7,671,008)	(1,617,185)	(19,624,059)
Net increase	640,058	4,647,438	379,117	4,673,104

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2009 (Unaudited)

Note 1.  Organization:

Columbia Funds Institutional Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

CMG Enhanced S&P 500® Index Fund
CMG Large Cap Growth Fund
CMG Large Cap Value Fund
CMG Mid Cap Growth Fund
CMG Mid Cap Value Fund
CMG Small Cap Growth Fund
CMG Small Cap Value Fund
CMG Small/Mid Cap Fund
CMG International Stock Fund

Shares of the Funds are available for purchase by institutional investors investing directly in the Funds, by institutional investors investing in the Funds as an advisory client of Columbia Management Advisors, LLC ("Columbia"), the Funds' investment advisor, and by institutional investors investing in the Funds as an advisory client of Bank of America, N.A. Please see the Funds' prospectuses for further details, including applicable investment minimums.

Investment objectives. CMG Enhanced S&P 500® Index Fund seeks to outperform the total return, over the long term, of the Standard & Poor's 500 Composite Stock Price Index that measures the investment returns of stocks of large U.S. companies, while maintaining overall portfolio characteristics similar to those of the benchmark. CMG Large Cap Growth Fund and CMG Large Cap Value Fund seek long-term growth by investing primarily in large capitalization equities. CMG Mid Cap Growth Fund and CMG Mid Cap Value Fund seek long-term growth by investing in middle capitalization equities. CMG Small Cap Growth Fund seeks long-term capital appreciation. CMG Small Cap Value Fund seeks long-term growth by investing in small capitalization equities. CMG Small/Mid Cap Fund seeks long-term capital appreciation by investing in small capitalization and middle capitalization equities. CMG International Stock Fund seeks long-term capital appreciation.

Fund shares. The Trust may issue an unlimited number of shares of beneficial interest which are offered continuously at net asset value.

Note 2.  Significant accounting policies:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security valuation. Equity securities, exchange-traded funds and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2009 (Unaudited)

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Purchased options are valued at the last reported sale price, or in the absence of a sale, at the last quoted bid price. Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset values. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

CMG International Stock Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

On August 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•  Level 1–quoted prices in active markets for identical securities

•  Level 2–prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3–prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2009 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used, as of January 31, 2009, in valuing each Fund's assets:

CMG Enhanced S&P 500® Index Fund

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$102,849,519	$(252,853)
Level 2—Other Significant Observable Inputs	3,883,000	-
Level 3—Significant Unobservable Inputs	-	-
Total	$106,732,519	$(252,853)

*  Other financial instruments consist of futures contracts which are not included in the investment portfolio.

CMG Large Cap Growth Fund

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$37,128,118	$-
Level 2—Other Significant Observable Inputs	568,000	-
Level 3—Significant Unobservable Inputs	-	-
Total	$37,696,118	$-

CMG Large Cap Value Fund

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$24,217,098	$-
Level 2—Other Significant Observable Inputs	1,560,000	-
Level 3—Significant Unobservable Inputs	-	-
Total	$25,777,098	$-

CMG Mid Cap Growth Fund

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$14,289,676	$-
Level 2—Other Significant Observable Inputs	639,000	-
Level 3—Significant Unobservable Inputs	-	-
Total	$14,928,676	$-

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2009 (Unaudited)

CMG Mid Cap Value Fund

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$12,348,816	$-
Level 2—Other Significant Observable Inputs	944,500	-
Level 3—Significant Unobservable Inputs	-	-
Total	$13,293,316	$-

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

CMG Small Cap Growth Fund

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$25,910,650	$-
Level 2—Other Significant Observable Inputs	1,544,000	-
Level 3—Significant Unobservable Inputs	-	-
Total	$27,454,650	$-

CMG Small Cap Value Fund

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$21,827,428	$-
Level 2—Other Significant Observable Inputs	6,592,000	-
Level 3—Significant Unobservable Inputs	-	-
Total	$28,419,428	$-

CMG Small/Mid Cap Fund

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$6,520,297	$-
Level 2—Other Significant Observable Inputs	257,000	-
Level 3—Significant Unobservable Inputs	-	-
Total	$6,777,297	$-

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2009 (Unaudited)

CMG International Stock Fund

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$8,258,247	$43,893
Level 2—Other Significant Observable Inputs	43,928,399	145,264
Level 3—Significant Unobservable Inputs	-	-
Total	$52,186,646	$189,157

*  Other financial instruments consist of forward foreign currency exchange contracts and written options which are not included in the Schedule of Investments.

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

Security transactions. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Funds' financial statement disclosures.

Futures contracts. The Funds may invest in futures for both hedging and non-hedging purposes, including, for example, to seek enhanced returns or as a substitute for a position in an underlying asset.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction of the future direction of interest rates by Columbia. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statements of Assets and Liabilities at any given time.

Upon entering into a futures contract, a Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed or expires.

Options. Each Fund may write call and put options on securities it owns or in which it may invest. Writing put options tends to increase a Fund's exposure to the underlying instrument. Writing call options tends to decrease a Fund's exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. Each Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2009 (Unaudited)

of an unfavorable change in the price of the security underlying the written option. There is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid market. The Funds' custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

Each Fund may also purchase put and call options. Purchasing call options tends to increase a Fund's exposure to the underlying instrument. Purchasing put options tends to decrease a Fund's exposure to the underlying instrument. The Funds may pay a premium, which is included in the Funds' Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If a Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

Forward foreign currency exchange contracts. Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. Certain Funds may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. Certain Funds may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to hedge the Funds' investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Repurchase agreements. Each Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Foreign currency transactions and translations. The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2009 (Unaudited)

Income recognition. Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Funds become aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses. General expenses of the Trust are allocated to the Funds and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to such Fund.

Federal income tax status. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to shareholders. Distributions from net investment income, if any, are declared and distributed annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification. In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against a Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3.  Federal tax information:

The tax character of distributions paid during the year ended July 31, 2008 was as follows:

	Ordinary Income*	Long-Term Capital Gains	Return of Capital
CMG Enhanced S&P 500® Index Fund	$6,368,282	$4,124,057	$-
CMG Large Cap Growth Fund	2,631,485	1,633,720	-
CMG Large Cap Value Fund	1,706,031	3,143,177	-
CMG Mid Cap Growth Fund	1,279,107	3,162,485	-
CMG Mid Cap Value Fund	553,426	1,429,928	-
CMG Small Cap Growth Fund	2,282,199	3,997,173	159,987
CMG Small Cap Value Fund	711,327	3,281,512	-
CMG Small/Mid Cap Fund	479,786	1,332,231	71,809
CMG International Stock Fund	8,374,380	9,216,557	-

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2009 (Unaudited)

Unrealized appreciation and depreciation at January 31, 2009, based on cost of investments for federal income tax purposes, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
CMG Enhanced S&P 500® Index Fund	$6,903,436	$(39,699,157)	$(32,795,721)
CMG Large Cap Growth Fund	1,084,399	(8,082,947)	(6,998,548)
CMG Large Cap Value Fund	1,233,812	(7,599,248)	(6,365,436)
CMG Mid Cap Growth Fund	1,006,380	(3,801,961)	(2,795,581)
CMG Mid Cap Value Fund	503,459	(5,340,087)	(4,836,628)
CMG Small Cap Growth Fund	2,262,771	(4,860,252)	(2,597,481)
CMG Small Cap Value Fund	1,741,995	(6,785,971)	(5,043,976)
CMG Small/Mid Cap Fund	528,930	(1,599,898)	(1,070,968)
CMG International Stock Fund	1,869,290	(20,591,385)	(18,722,095)

The following capital loss carryforwards, determined as of July 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2016	Total
CMG Large Cap Value Fund	$284,104	$284,104

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes–an Interpretation of FASB Statement No. 109 ("FIN 48"), management determines whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for each Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Funds' financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4.  Fees and compensation paid to affiliates:

Investment advisory fee. Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Funds. In rendering investment advisory services to the Funds, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. With the exception of CMG Small Cap Growth Fund, each Fund's investment advisory fee is a unified fee. Columbia, out of the unified fee it receives from the Funds, pays accounting fees, legal fees, transfer agent fees, custody fees, expenses of the Chief Compliance Officer, the commitment fee for the line of credit (see Note 7) and miscellaneous expenses of the Funds. The unified fee does not include brokerage fees, taxes, fees and expenses of the independent Trustees (including legal counsel fees), audit fees, interest expense associated with any

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2009 (Unaudited)

borrowings by the Funds or extraordinary expenses, if any. The unified fees are paid monthly to Columbia based on each Fund's average daily net assets at the following annual rates:

CMG Enhanced S&P 500® Index Fund	0.25%
CMG Large Cap Growth Fund	0.50%
CMG Large Cap Value Fund	0.50%
CMG Mid Cap Growth Fund	0.70%
CMG Mid Cap Value Fund	0.70%
CMG Small Cap Value Fund	0.80%
CMG Small/Mid Cap Fund	0.75%
CMG International Stock Fund	0.75%

Columbia receives a monthly investment advisory fee from CMG Small Cap Growth Fund at the annual rate of 0.75% of the Fund's average daily net assets.

Pricing and bookkeeping fees. The Funds have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street.

The pricing and bookkeeping fees for each Fund are payable by Columbia.

Transfer agent fee. Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent.

The Transfer Agent is entitled to receive a fee, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees (exclusive of BFDS fees), calculated based on assets held in omnibus accounts subject to certain limitations and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds or Columbia.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

The transfer agent fees for each Fund, with the exception of CMG Small Cap Growth Fund, are payable by Columbia under the investment advisory contracts.

Fee waivers and expense reimbursements. Columbia has contractually agreed to waive its management fee and, to the extent necessary, bear other expenses of each Fund through November 30, 2009, so that ordinary operating expenses incurred by the Funds will not exceed the following annual rates (exclusive of any distribution and service fees,

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2009 (Unaudited)

brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, based on each Fund's average daily net assets:

CMG Enhanced S&P 500® Index Fund	0.25%
CMG Large Cap Growth Fund	0.50%
CMG Large Cap Value Fund	0.50%
CMG Mid Cap Growth Fund	0.70%
CMG Mid Cap Value Fund	0.70%
CMG Small Cap Growth Fund	0.80%
CMG Small Cap Value Fund	0.80%
CMG Small/Mid Cap Fund	0.75%
CMG International Stock Fund	0.75%

There is no guarantee that these arrangements will continue after November 30, 2009.

Fees paid to officers and trustees. All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The expenses of the Chief Compliance Officer for each Fund, with the exception of CMG Small Cap Growth Fund, are payable by Columbia. CMG Small Cap Growth Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

Note 5.  Custody credits:

With the exception of CMG Small Cap Growth Fund, any custody credits are applied to offset fund expenses prior to determining the expenses Columbia is required to bear. CMG Small Cap Growth Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6.  Portfolio information:

For the six month period ended January 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	Purchases	Sales
CMG Enhanced S&P 500® Index Fund	$34,044,475	$39,571,459
CMG Large Cap Growth Fund	38,444,927	33,209,191
CMG Large Cap Value Fund	11,782,090	11,117,760
CMG Mid Cap Growth Fund	12,195,485	12,084,137
CMG Mid Cap Value Fund	5,849,374	2,783,667
CMG Small Cap Growth Fund	27,495,999	25,332,105
CMG Small Cap Value Fund	11,600,233	7,803,555
CMG Small/Mid Cap Fund	6,254,043	6,233,613
CMG International Stock Fund	46,240,648	44,395,184

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2009 (Unaudited)

Note 7.  Line of credit:

The Funds and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 16, 2008, the Funds and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended January 31, 2009, the average daily loan balance outstanding on days where borrowing existed, and the weighted average interest rate of each Fund that borrowed were as follows:

	Average Borrowing Existed	Weighted Average Interest Rate
CMG Small Cap Value Fund	$1,000,000	2.479%
CMG International Stock Fund	1,750,000	0.615

Note 8.  Securities lending:

CMG Enhanced S&P 500® Index Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund and CMG Mid Cap Value Fund may lend their securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Funds. Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their right to dispose of the collateral, there may be a potential loss to the Funds. The Funds bear the risk of loss with respect to the investment of collateral.

No securities were out on loan for the Funds at January 31, 2009.

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2009 (Unaudited)

Note 9.  Shares of beneficial interest:

As of January 31, 2009, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. The percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
CMG Enhanced S&P 500® Index Fund	100.0
CMG Large Cap Growth Fund	100.0
CMG Large Cap Value Fund	100.0
CMG Mid Cap Growth Fund	100.0
CMG Mid Cap Value Fund	100.0
CMG Small Cap Growth Fund	93.0
CMG Small Cap Value Fund	98.9
CMG Small/Mid Cap Fund	97.4
CMG International Stock Fund	100.0

As of January 31, 2009, CMG Small Cap Growth Fund had one shareholder that held 7.0% of the shares outstanding, over which BOA and/or any of its affiliates did not have investment discretion.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Note 10.  Significant risks and contingencies:

Sector focus risk. Certain Funds may focus their investments in certain sectors, subjecting them to greater risk than a fund that is less focused.

Foreign securities risk. There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal proceedings. CMG Funds are not named as parties to any regulatory proceedings or litigation. Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2009 (Unaudited)

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

BOARD CONSIDERATION AND APPROVAL OF
ADVISORY AGREEMENTS

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2008 meeting, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October, 2008. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted the performance of each fund through April 30, 2008, relative to that of a peer group selected by an independent third-party data provider for the purposes of performance comparisons. Specifically, CMG Enhanced S&P 500 Index Fund's performance was in the fourth quintile (where the best performance would be in the first quintile) for the one-year period, in the third quintile for the three-year period, and in the second quintile for the five-year period; CMG Large Cap Growth Fund's performance was in the second quintile for the one-, three- and five-year periods; CMG Large Cap Value Fund's performance was in the second quintile for the one-year period and in the third quintile for the three- and five-year periods; CMG Mid Cap Growth Fund's performance was in the second quintile for the one- and five-year periods, and in the first quintile for the three-year period; CMG Mid Cap Value Fund's performance was in the fourth quintile for the one-year period, and in the second quintile for the three- and five-year periods; CMG Small Cap Growth Fund's performance was in the first quintile for the one-, three-, five- and ten-year periods; CMG Small Cap Value Fund's performance was in the second quintile for the one-, three- and five-year periods; CMG Small/Mid Cap Fund's performance was in the second quintile for the one-, five- and ten-year periods, and in the first quintile for the three-year period; and CMG International Stock Fund's performance was in the fourth quintile for the one-, three- and five-year periods and in the third quintile for the ten-year period.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The trustees considered each fund's total expenses and actual management fees relative to those of a peer group selected by an independent third-party data provider for the purposes of expense comparisons. Specifically, CMG Enhanced S&P 500 Index Fund's total expenses and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile); CMG Large Cap Growth Fund's total expenses and actual management fees were in the first quintile; CMG Large Cap Value Fund's total expenses and actual management fees were in the first quintile; CMG Mid Cap Growth Fund's total expenses and actual management fees were in the first quintile, CMG Mid Cap Value Fund's total expenses and actual management fees were in the first quintile; CMG Small Cap Growth Fund's total expenses and actual management fees were in the first quintile; CMG Small Cap Value Fund's total expenses and actual management fees were in the first quintile; CMG Small/Mid Cap Fund's total expenses and actual management fees were in the first quintile; and CMG International Stock Fund's total expenses and actual management fees were in the first quintile.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

■  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2009.

SUMMARY OF MANAGEMENT FEE EVALUATION BY
INDEPENDENT FEE CONSULTANT

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.  Performance rankings were similar in 2007 and 2008, although last year's were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.  The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.  A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.  The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the fourth or fifth quintiles. The higher actual management fee rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.  The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). In investment categories in which the Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees' Fee and Performance Evaluation Process

14.  The Trustees' evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this "hybrid" method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.  In 2007, CMG's complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship between fund size and profitability, with smaller funds generally operating at a loss.

21.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

* * *

Respectfully submitted,
Steven E. Asher

COLUMBIA FUNDS INSTITUTIONAL TRUST

ONE FINANCIAL CENTER BOSTON, MA 02111-2621

- INVESTMENT ADVISOR -

COLUMBIA MANAGEMENT ADVISORS, LLC
100 FEDERAL STREET
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ROPES & GRAY LLP
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COLUMBIA MANAGEMENT SERVICES, INC.
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BOSTON, MASSACHUSETTS 02266-8081

SHC-44/5677-0109 (03/09) 09-73943

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about a fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

©2009 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621

CMG STRATEGIC EQUITY FUND
A PORTFOLIO OF COLUMBIA FUNDS INSTITUTIONAL TRUST

Semiannual Report
January 31, 2009

NOT FDIC INSURED

May Lose Value

No Bank Guarantee

NOT BANK ISSUED

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. The fund is distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Management Advisors, LLC ("CMA") is an SEC-registered investment advisor and an indirect, wholly owned subsidiary of Bank of America Corporation and is part of Columbia Management.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period that ended January 31, 2009, CMG Strategic Equity Fund returned negative 37.09%. The fund's benchmark, the Russell 1000 Index, returned negative 34.71%.1 The average return of its peer group, the Lipper Multi-Cap Core Funds Classification, was negative 35.28%.2 In a period that was challenging for stocks, in general, both stock selection and, to a lesser extent, sector weights were a factor in the fund's underperformance relative to the benchmark. Stock selection in the energy, materials, industrials, consumer discretionary and health care sectors accounted for much of the fund's underperformance relative to the benchmark. The fall-off in commodity prices that resulted from the weak global economy weighed on the energy and materials sectors. While investments in the financials and information technology sectors declined, they went down less than the benchmark.

•  Although the stock market struggled during the six-month period, the fund held several strong performers. Among energy sector investments, Denbury Resources (0.5% of net assets), an independent oil and gas company, was a strong performer. The portfolio's position in consumer staples stocks was aided by Hansen Natural (0.6% of net assets), a developer and marketer of soft drinks, and by Longs Drug Stores, which was acquired by a competitor during the period. In information technology, Affiliated Computer Services and Brocade Communications Systems (0.6% and 0.3% of net assets, respectively) registered positive returns.

•  We believe that problems within the credit markets, coupled with a stressed housing market, will continue to pressure the U.S and global economy. However, we believe recent interest rate cuts and other government action, both at home and abroad, should aid its recovery and eventually enable the economy to stabilize. In this environment, valuations have become attractive across many sectors and we are finding opportunities to own companies that we believe have the potential to benefit as the economy recovers. We continue to believe in the long-term growth potential for emerging markets. However, in the near term, we are finding many compelling investments in the United States.

1  The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with similar investment objectives as those of the fund. Lipper makes no adjustments for the effect of sales loads.

1

Portfolio Management

Emil A. Gjester has managed or co-managed the fund since January 2004 and has been associated with the advisor or its predecessors or affiliate organizations since 1996.

Jonas Patrikson has co-managed the fund since February 2006 and has been associated with the advisor or its predecessors or affiliate organizations since 2004.

Michael T. Welter has co-managed the fund since July 2006 and has been associated with the advisor or its predecessors or affiliate organizations since 2006.

Mary-Ann Ward has co-managed the fund since April 2008 and has been associated with the advisor or its predecessors or affiliate organizations since 1997.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2009 were:

(%)
Exxon Mobil	2.9
JPMorgan Chase	2.0
International Business Machines	1.8
Hewlett-Packard	1.7
AT&T	1.6
Microsoft	1.5
Apple	1.5
Abbott Laboratories	1.4
Wells Fargo	1.3
PepsiCo	1.3

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

2

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of January 31, 2009 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Strategic Equity Fund	10/09/01	-37.09	-39.58	-2.47	3.19
Russell 1000 Index		-34.71	-39.04	-4.05	-1.10

Average annual total return as of December 31, 2008 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Strategic Equity Fund	10/09/01	-34.58	-41.09	-0.86	4.15
Russell 1000 Index		-29.73	-37.60	-2.04	0.06

Index performance is from October 9, 2001.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.40% and 0.73%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 11/30/09.

Performance of a $5,000,000 investment, October 9, 2001 to January 31, 2009

The chart above compares the results of a hypothetical minimum initial $5,000,000 investment in the fund to the index during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

3

UNDERSTANDING YOUR EXPENSES – CMG Strategic Equity Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2008 — January 31, 2009

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	629.08	1,023.19	1.64	2.04	0.40

Expenses paid during the period are equal to the annualized expense ratio of 0.40%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

4

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31,		Year Ended July 31,
	2009		2008		2007		2006		2005		2004
Net asset value, beginning of period	$1.94		$3.01		$3.13		$15.22		$13.80		$12.06
Income from investment operations:
Net investment income (a)	0.01		0.03		0.04		0.14		0.19	(b)	0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(0.73)		(0.04)		0.46		0.82		2.09		1.87
Total from investment operations	(0.72)		(0.01)		0.50		0.96		2.28		1.99
Less distributions to shareholders:
From net investment income	(0.02)		(0.05)		(0.03)		(0.57)		(0.14)		(0.09)
From net realized gains	-		(1.01	)(c)	(0.59)		(12.48	)(c)	(0.72)		(0.16)
Total distributions to shareholders	(0.02)		(1.06)		(0.62)		(13.05)		(0.86)		(0.25)
Net asset value, end of period	$1.20		$1.94		$3.01		$3.13		$15.22		$13.80
Total return (d)(e)	(37.09	)%(g)	(4.03)%		17.08	%(h)	7.58	%(f)	16.77%		16.58%
Ratios to average net assets/ Supplemental data:
Net expenses before interest expense	0.40	%(j)	0.40	%(i)	0.40	%(i)	0.40	%(i)	0.40	%(i)	0.40	%(i)
Interest expense	-		-	%(k)	-	%(k)	-		-		-
Net expenses	0.40	%(j)	0.40	%(i)	0.40	%(i)	0.40	%(i)	0.40	%(i)	0.40	%(i)
Waiver/Reimbursement	0.41	%(j)	0.33%		0.22%		0.07%		0.03%		0.05%
Net investment income	1.35	%(j)	1.20	%(i)	1.31	%(i)	1.09	%(i)	1.31	%(i)	0.88	%(i)
Portfolio turnover rate	77	%(g)	100%		127%		47%		64%		81%
Net assets, end of period (000's)	$26,261		$49,466		$46,106		$120,541		$755,860		$618,714

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(c)  Capital gain distributions were declared after significant shareholder redemptions reduced the size of the Fund.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  Not annualized.

(h)  Includes a reimbursement by the investment advisor due to a compliance violation. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

5

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (98.7%)
Consumer Discretionary (9.5%)
Auto Components (0.2%)
Nokian Renkaat Oyj	6,440	$62,990
Distributors (0.3%)
Genuine Parts Co.	2,420	77,488
Hotels, Restaurants & Leisure (1.2%)
Burger King Holdings, Inc.	4,700	104,575
Carnival Corp.	4,510	82,037
WMS Industries, Inc. (a)	4,375	97,212
Wynn Resorts Ltd. (a)	1,110	33,389
		317,213
Media (2.0%)
Comcast Corp., Class A	18,800	275,420
DIRECTV Group, Inc. (a)	6,720	147,168
News Corp., Class A	13,830	88,374
		510,962
Multiline Retail (1.3%)
Kohl's Corp. (a)	3,170	116,371
Target Corp.	6,930	216,216
		332,587
Specialty Retail (2.8%)
Advance Auto Parts, Inc.	4,580	149,903
Best Buy Co., Inc.	4,740	132,815
Gap, Inc.	5,720	64,522
Home Depot, Inc.	7,940	170,948
Ross Stores, Inc.	2,650	77,963
TJX Companies, Inc.	4,640	90,109
Urban Outfitters, Inc. (a)	3,460	53,907
		740,167
Textiles, Apparel & Luxury Goods (1.7%)
Hanesbrands, Inc. (a)	6,490	58,345
NIKE, Inc., Class B	5,470	247,517
Polo Ralph Lauren Corp.	3,590	147,298
		453,160
		2,494,567

	Shares	Value
Consumer Staples (9.3%)
Beverages (3.0%)
Coca-Cola Co.	1,860	$79,459
Fomento Economico Mexicano SAB de CV, ADR	3,010	84,731
Hansen Natural Corp. (a)	4,320	144,720
Molson Coors Brewing Co., Class B	3,310	133,294
PepsiCo, Inc.	6,760	339,555
		781,759
Food & Staples Retailing (1.2%)
Kroger Co.	10,460	235,350
United Natural Foods, Inc. (a)	5,730	89,044
		324,394
Food Products (1.5%)
Corn Products International, Inc.	4,630	107,185
Kraft Foods, Inc., Class A	6,690	187,654
Sanderson Farms, Inc.	2,690	97,324
		392,163
Household Products (1.1%)
Procter & Gamble Co.	5,430	295,935
Personal Products (1.1%)
Avon Products, Inc.	9,210	188,344
Herbalife Ltd.	4,450	91,270
		279,614
Tobacco (1.4%)
Altria Group, Inc.	6,500	107,510
Philip Morris International, Inc.	3,340	124,081
Universal Corp.	4,730	144,644
		376,235
		2,450,100
Energy (14.5%)
Energy Equipment & Services (3.9%)
Cameron International Corp. (a)	7,320	169,531
Core Laboratories N.V.	2,060	138,411
Diamond Offshore Drilling, Inc.	1,270	79,705
National-Oilwell Varco, Inc. (a)	5,460	144,363
Noble Corp.	3,810	103,442
Schlumberger Ltd.	3,250	132,633
Transocean Ltd. (a)	1,578	86,190

See Accompanying Notes to Financial Statements.
6

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (continued)
Energy Equipment & Services (continued)
Weatherford International Ltd. (a)	7,260	$80,078
Wellstream Holdings PLC	11,550	79,630
		1,013,983
Oil, Gas & Consumable Fuels (10.6%)
Apache Corp.	2,570	192,750
ConocoPhillips	5,630	267,594
Denbury Resources, Inc. (a)	10,820	132,437
Devon Energy Corp.	3,120	192,192
Exxon Mobil Corp.	9,990	764,035
Hess Corp.	3,000	166,830
Marathon Oil Corp.	3,740	101,840
Noble Energy, Inc.	2,410	117,921
Occidental Petroleum Corp.	3,700	201,835
Petroleo Brasileiro SA, ADR	5,440	142,528
Southwestern Energy Co. (a)	4,650	147,173
StatoilHydro ASA, ADR	8,370	144,215
XTO Energy, Inc.	5,647	209,447
		2,780,797
		3,794,780
Financials (13.6%)
Capital Markets (3.9%)
Ameriprise Financial, Inc.	7,670	154,551
Charles Schwab Corp.	9,200	125,028
Credit Suisse Group AG, ADR	4,190	106,803
Goldman Sachs Group, Inc.	2,640	213,127
Greenhill & Co., Inc.	1,410	91,678
Invesco Ltd.	14,860	175,199
Raymond James Financial, Inc.	4,760	88,108
Waddell & Reed Financial, Inc., Class A	3,680	51,962
		1,006,456
Commercial Banks (3.2%)
BB&T Corp.	2,240	44,330
First Horizon National Corp.	14,612	139,106
Glacier Bancorp, Inc.	6,210	95,323
Prosperity Bancshares, Inc.	2,140	57,887
TCF Financial Corp.	12,440	154,132
Wells Fargo & Co.	18,600	351,540
		842,318
Consumer Finance (0.7%)
American Express Co.	10,990	183,863

	Shares	Value
Diversified Financial Services (2.2%)
JPMorgan Chase & Co.	20,896	$533,057
Portfolio Recovery Associates, Inc. (a)	1,700	40,103
		573,160
Insurance (2.7%)
ACE Ltd.	2,290	99,981
Aon Corp.	4,220	156,351
Arch Capital Group Ltd. (a)	1,960	117,894
Axis Capital Holdings Ltd.	5,210	126,395
MetLife, Inc.	7,340	210,878
		711,499
Real Estate Investment Trusts (REITs) (0.9%)
Digital Realty Trust, Inc.	5,010	159,819
Redwood Trust, Inc.	6,524	82,789
		242,608
		3,559,904
Health Care (14.0%)
Biotechnology (3.9%)
Acorda Therapeutics, Inc. (a)	2,179	53,451
Amgen, Inc. (a)	5,090	279,187
Celgene Corp. (a)	2,385	126,286
Cephalon, Inc. (a)	1,030	79,495
Genentech, Inc. (a)	1,790	145,420
Gilead Sciences, Inc. (a)	4,030	204,603
Onyx Pharmaceuticals, Inc. (a)	2,380	72,423
OSI Pharmaceuticals, Inc. (a)	1,980	70,488
		1,031,353
Health Care Equipment & Supplies (1.3%)
Baxter International, Inc.	3,820	224,043
Mindray Medical International Ltd., ADR	2,745	56,712
Smith & Nephew PLC, ADR	1,820	66,175
		346,930
Health Care Providers & Services (2.1%)
Aetna, Inc.	3,230	100,130
AMERIGROUP Corp. (a)	1,930	53,982
Express Scripts, Inc. (a)	3,630	195,149
Medco Health Solutions, Inc. (a)	4,350	195,445
		544,706

See Accompanying Notes to Financial Statements.
7

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (continued)
Life Sciences Tools & Services (0.7%)
QIAGEN N V (a)	3,060	$52,479
Thermo Fisher Scientific, Inc. (a)	3,350	120,365
		172,844
Pharmaceuticals (6.0%)
Abbott Laboratories	6,450	357,588
Allergan, Inc.	3,770	143,712
AstraZeneca PLC, ADR	3,160	121,755
Bristol-Myers Squibb Co.	12,190	260,988
Endo Pharmaceuticals Holdings, Inc. (a)	3,830	86,060
Johnson & Johnson	3,780	218,068
Perrigo Co.	3,220	94,507
Teva Pharmaceutical Industries Ltd., ADR	1,920	79,584
Wyeth	5,010	215,280
		1,577,542
		3,673,375
Industrials (10.7%)
Aerospace & Defense (2.0%)
Boeing Co.	2,360	99,852
Honeywell International, Inc.	3,290	107,945
Raytheon Co.	2,360	119,463
United Technologies Corp.	4,240	203,477
		530,737
Air Freight & Logistics (0.5%)
United Parcel Service, Inc., Class B	2,740	116,423
Commercial Services & Supplies (0.5%)
Republic Services, Inc.	5,190	134,213
Construction & Engineering (1.4%)
Aecom Technology Corp. (a)	2,380	60,238
EMCOR Group, Inc. (a)	5,800	119,422
Granite Construction, Inc.	1,230	43,320
Quanta Services, Inc. (a)	6,510	139,184
		362,164
Electrical Equipment (0.2%)
First Solar, Inc. (a)	350	49,980

	Shares	Value
Industrial Conglomerates (1.7%)
3M Co.	3,460	$186,114
General Electric Co.	5,240	63,561
Siemens AG, ADR	2,870	160,892
Textron, Inc.	4,360	39,371
		449,938
Machinery (1.2%)
Danaher Corp.	1,870	104,589
Joy Global, Inc.	4,900	102,067
Parker Hannifin Corp.	2,920	111,573
		318,229
Marine (0.3%)
Diana Shipping, Inc.	5,720	76,019
Professional Services (0.9%)
Dun & Bradstreet Corp.	2,500	190,000
FTI Consulting, Inc. (a)	1,180	48,392
		238,392
Road & Rail (1.4%)
Landstar System, Inc.	3,410	122,317
Norfolk Southern Corp.	2,590	99,352
Union Pacific Corp.	3,540	155,017
		376,686
Trading Companies & Distributors (0.6%)
W.W. Grainger, Inc.	2,290	167,055
		2,819,836
Information Technology (16.2%)
Communications Equipment (2.6%)
Brocade Communications Systems, Inc. (a)	19,950	76,009
Cisco Systems, Inc. (a)	21,300	318,861
QUALCOMM, Inc.	8,080	279,164
		674,034
Computers & Peripherals (5.0%)
Apple, Inc. (a)	4,390	395,671
Hewlett-Packard Co.	12,970	450,708
International Business Machines Corp.	5,130	470,164
		1,316,543

See Accompanying Notes to Financial Statements.
8

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Shares	Value
Common Stocks (continued)
Electronic Equipment, Instruments & Components (0.6%)
LG Display Co., Ltd., ADR (a)	2,760	$26,275
Mettler-Toledo International, Inc. (a)	2,130	141,816
		168,091
Internet Software & Services (1.6%)
Equinix, Inc. (a)	1,390	74,157
Google, Inc., Class A (a)	1,000	338,530
		412,687
IT Services (2.1%)
Affiliated Computer Services, Inc., Class A (a)	3,310	151,796
Fiserv, Inc. (a)	2,860	90,805
Hewitt Associates, Inc., Class A (a)	4,060	115,223
MasterCard, Inc., Class A	610	82,826
Redecard SA	9,390	106,245
		546,895
Semiconductors & Semiconductor Equipment (1.9%)
Analog Devices, Inc.	3,530	70,529
Intel Corp.	15,518	200,182
Marvell Technology Group Ltd. (a)	14,410	105,049
Texas Instruments, Inc.	4,250	63,538
Xilinx, Inc.	4,190	70,601
		509,899
Software (2.4%)
Microsoft Corp.	23,250	397,575
Nintendo Co., Ltd.	300	92,290
Oracle Corp. (a)	7,980	134,303
		624,168
		4,252,317
Materials (5.1%)
Chemicals (1.9%)
Albemarle Corp.	3,240	72,090
CF Industries Holdings, Inc.	1,290	60,630
Monsanto Co.	3,220	244,913
Potash Corp. of Saskatchewan	1,470	110,044
		487,677

	Shares	Value
Containers & Packaging (0.2%)
Owens-Illinois, Inc. (a)	2,620	$49,780
Metals & Mining (3.0%)
Alcoa, Inc.	9,160	71,356
ArcelorMittal	3,640	82,155
Cia Vale do Rio Doce, ADR	8,770	123,745
Cliffs Natural Resources, Inc.	3,050	70,669
Freeport-McMoRan Copper & Gold, Inc.	6,000	150,840
Kaiser Aluminum Corp.	3,320	82,469
Nucor Corp.	3,860	157,449
Sims Metal Management Ltd., ADR	5,500	58,630
		797,313
		1,334,770
Telecommunication Services (2.5%)
Diversified Telecommunication Services (2.1%)
AT&T, Inc.	17,494	430,702
P.T. Telekomunikasi Indonesia, ADR	5,230	114,589
		545,291
Wireless Telecommunication Services (0.4%)
American Tower Corp., Class A (a)	4,070	123,484
		668,775
Utilities (3.3%)
Electric Utilities (3.3%)
Entergy Corp.	2,990	228,316
Exelon Corp.	5,510	298,752
FirstEnergy Corp.	4,860	242,952
FPL Group, Inc.	1,760	90,728
		860,748
		860,748
Total Common Stocks (cost of $29,457,616)		25,909,172

See Accompanying Notes to Financial Statements.
9

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2009 (Unaudited)

	Par	Value
Short-Term Obligation (2.3%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/30/09, due 02/02/09 at 0.200%, collateralized by a U.S. Treasury Obligation maturing 11/15/16, market value $619,930 (repurchase proceeds $604,010)	$604,000	$604,000
Total Short-Term Obligation (cost of $604,000)		604,000
Total Investments (101.0%) (cost of $30,061,616) (b)		26,513,172
Other Assets & Liabilities, Net (1.0%)		(251,864)
Net Assets (100.0%)		$26,261,308

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $30,061,616.

At January 31, 2009, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	16.2
Energy	14.5
Health Care	14.0
Financials	13.6
Industrials	10.7
Consumer Discretionary	9.5
Consumer Staples	9.3
Materials	5.1
Utilities	3.3
Telecommunication Services	2.5
98.7
Short-Term Obligation	2.3
Other Assets & Liabilities, Net	(1.0)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
10

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
STATEMENT OF ASSETS AND LIABILITIES

January 31, 2009 (Unaudited)

ASSETS:
Investments, at identified cost	$30,061,616
Investments, at value	$26,513,172
Cash	6,214
Receivable for:
Investments sold	623,283
Fund shares sold	12,000
Dividends	53,299
Interest	7
Foreign tax reclaims	1,407
Expense reimbursement due from investment advisor	15,885
Trustees' deferred compensation plan	14,978
Other assets	1,578
Total Assets	27,241,823
LIABILITIES:
Payable for:
Investments purchased	612,943
Investment advisory fee	11,734
Transfer agent fee	26
Trustees' fees	789
Audit fee	16,136
Custody fee	5,486
Reports to shareholders	16,755
Chief compliance officer expenses	128
Trustees' deferred compensation plan	14,978
Other liabilities	301,540
Total Liabilities	980,515
NET ASSETS	$26,261,308
NET ASSETS CONSIST OF:
Paid-in capital	$41,278,869
Overdistributed net investment income	(71,366)
Accumulated net realized loss	(11,397,516)
Net unrealized appreciation (depreciation) on:
Investments	(3,548,444)
Foreign currency translations	(235)
NET ASSETS	$26,261,308
Shares of capital stock outstanding	21,959,189
Net asset value, offering and redemption price per share	$1.20

See Accompanying Notes to Financial Statements.

11

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
STATEMENT OF OPERATIONS

For the Six Months Ended January 31, 2009 (Unaudited)

INVESTMENT INCOME:
Dividends	$339,139
Interest	2,821
Foreign taxes withheld	(2,433)
Total Investment Income	339,527
Expenses:
Investment advisory fee	77,814
Transfer agent fee	61
Trustees' fees	7,360
Custody fee	13,616
Registration fees	12,023
Audit fee	21,094
Reports to shareholders	15,456
Chief compliance officer expenses	368
Other expenses	9,102
Total Expenses	156,894
Fees waived or expenses reimbursed by investment advisor	(79,079)
Net Expenses	77,815
Net Investment Income	261,712
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on:
Investments	(8,639,715)
Foreign currency transactions	(2,076)
Net realized loss	(8,641,791)
Net change in unrealized appreciation (depreciation) on:
Investments	(10,209,848)
Foreign currency translations	(382)
Net change in unrealized appreciation (depreciation)	(10,210,230)
Net Loss	(18,852,021)
NET DECREASE RESULTING FROM OPERATIONS	$(18,590,309)

See Accompanying Notes to Financial Statements.

12

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
STATEMENT OF CHANGES IN NET ASSETS

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended January 31, 2009	Year Ended July 31, 2008
Operations:
Net investment income	$261,712	$576,183
Net realized loss on investments and foreign currency transactions	(8,641,791)	(1,677,819)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(10,210,230)	(1,114,348)
Net decrease resulting from operations	(18,590,309)	(2,215,984)
Distributions to shareholders:
From net investment income	(573,955)	(680,722)
From realized gain	-	(14,916,823)
Total distributions to shareholders	(573,955)	(15,597,545)
Net Capital Stock Transactions	(4,040,606)	21,173,915
Total increase (decrease) in net assets	(23,204,870)	3,360,386
NET ASSETS:
Beginning of period	49,466,178	46,105,792
End of period	$26,261,308	$49,466,178
Undistributed (overdistributed) net investment income at end of period	$(71,366)	$240,877

Capital Stock Activity

	(Unaudited) Six Months Ended January 31, 2009		Year Ended July 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Subscriptions	1,428,534	2,097,000	4,862,073	10,415,789
Distributions reinvested	425,953	545,220	6,894,326	14,891,743
Redemptions	(5,435,474)	(6,682,826)	(1,511,583)	(4,133,617)
Net increase (decrease)	(3,580,987)	(4,040,606)	10,244,816	21,173,915

See Accompanying Notes to Financial Statements.

13

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

January 31, 2009 (Unaudited)

Note 1.  Organization

CMG Strategic Equity Fund (the "Fund"), a series of Columbia Funds Institutional Trust (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Fund are available for purchase by institutional investors investing directly in the Fund, by institutional investors investing in the Fund as an advisory client of Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, and by institutional investors investing in the Fund as an advisory client of Bank of America, N.A. Please see the Fund's prospectus for further details, including applicable investment minimums.

Investment objective. The Fund seeks to provide investors with long-term growth of capital and total returns greater than those of the market over time.

Fund shares. The Fund may issue an unlimited number of shares of beneficial interest which are offered continuously at net asset value.

Note 2.  Significant accounting policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation. Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

14

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

January 31, 2009 (Unaudited)

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

On August 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of January 31, 2009, in valuing the Fund's assets:
Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$25,674,262	$-
Level 2—Other Significant Observable Inputs	838,910	-
Level 3—Significant Unobservable Inputs	-	-
Total	$26,513,172	$-

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

Security transactions. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

15

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

January 31, 2009 (Unaudited)

Repurchase agreements. The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign currency transactions. The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income recognition. Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses. General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal income tax status. The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Distributions to shareholders. Distributions from net investment income, if any, are declared and distributed annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification. In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

16

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

January 31, 2009 (Unaudited)

Note 3.  Federal tax information

The tax character of distributions paid during the year ended July 31, 2008 was as follows:

Distributions paid from:
Ordinary Income*	$3,560,000
Long-Term Capital Gains	12,037,545

*For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at January 31, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$2,138,556
Unrealized depreciation	(5,687,000)
Net unrealized depreciation	$(3,548,444)

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes-an Interpretation of FASB Statement No. 109 ("FIN 48"), management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and compensation paid to affiliates

Investment advisory fee. Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee at the annual rate of 0.40% of the Fund's average daily net assets.

In addition to the annual Fund operating expenses, each shareholder enters into a written administrative services agreement with Columbia or its affiliate. Pursuant to this Agreement, Columbia or its affiliate will provide the shareholder specialized reports regarding the Fund, performance of the shareholder's investments and market conditions and economic indicators. For such services, each shareholder (and not the Fund) will pay an annual fee calculated as a percentage of the shareholder's net assets in the Fund. The annual fee is 0.20% on the first $25 million of the shareholder's net assets in the Fund, and no fee payable on net assets in excess of $25 million.

17

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

January 31, 2009 (Unaudited)

Pricing and bookkeeping fees. The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. The pricing and bookkeeping fees for the Fund are payable by Columbia.

Transfer agent fee. Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Fee waivers and expense reimbursements. Columbia has contractually agreed to waive fees and/or reimburse the Fund through November 30, 2009, for certain expenses so that the ordinary operating expenses incurred by the Fund (exclusive of any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.40% of the Fund's average daily net assets. There is no guarantee that this arrangement will continue after November 30, 2009.

Fees paid to officers and trustees. All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5.  Custody credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. The Fund had no custody credits for the six month period ended January 31, 2009.

18

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

January 31, 2009 (Unaudited)

Note 6.   Portfolio information

For the six month period ended January 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $29,897,422 and $33,967,736, respectively.

Note 7.   Line of credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets. Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets. For the six month period ended January 31, 2009, the Fund did not borrow under these arrangements.

Note 8.  Shares of beneficial interest

As of January 31, 2009, 97.9% of the Fund's shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Significant risks and contingencies

Sector focus risk. The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Foreign securities risk. There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal proceedings. CMG Funds are not named as parties to any regulatory proceedings or litigation. Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are

19

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

January 31, 2009 (Unaudited)

subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

20

BOARD CONSIDERATION AND APPROVAL OF
ADVISORY AGREEMENTS

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets, and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2008 meeting, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October, 2008. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also

21

considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2008, CMG Strategic Equity Fund's performance was in the first quintile (where the best performance would be in the first quintile) for the one-, three-, five- and ten-year periods, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that CMG Strategic Equity Fund's total expenses and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

22

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

■  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2009.

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SUMMARY OF MANAGEMENT FEE EVALUATION BY
INDEPENDENT FEE CONSULTANT

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.  Performance rankings were similar in 2007 and 2008, although last year's were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.  The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.  A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have

25

been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.  The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the fourth or fifth quintiles. The higher actual management fee rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.  The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). In investment categories in which the Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees' Fee and Performance Evaluation Process

14.  The Trustees' evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

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G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this "hybrid" method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.  In 2007, CMG's complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship between fund size and profitability, with smaller funds generally operating at a loss.

21.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

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4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

* * *

Respectfully submitted,
Steven E. Asher

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COLUMBIA FUNDS INSTITUTIONAL TRUST

ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621

- INVESTMENT ADVISOR -

COLUMBIA MANAGEMENT ADVISORS, LLC
100 FEDERAL STREET
BOSTON, MASSACHUSETTS 02110-2624

- LEGAL COUNSEL -

ROPES & GRAY LLP
ONE INTERNATIONAL PLACE
BOSTON, MASSACHUSETTS 02110-2624

- TRANSFER AGENT -

COLUMBIA MANAGEMENT SERVICES, INC.
P.O. BOX 8081
BOSTON, MASSACHUSETTS 02266-8081

SHC-44/5862-0109 (03/09) 09-74108

A description of the policies and procedures that the fund uses to determine how to vote proxies to its portfolio securities and a copy of the fund's voting records is available (i) on the fund's website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

© 2009 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)   The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)   There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Institutional Trust

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	March 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	March 23, 2009

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	March 23, 2009